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                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                             DATED DECEMBER 30, 2005
                        (AS SUPPLEMENTED MARCH 31, 2006)


           EQUITY FUNDS                                     TAX FREE FUNDS
           ------------                                     --------------
           BALANCED FUND                                 ARIZONA TAX FREE FUND
        EQUITY INCOME FUND                       CALIFORNIA INTERMEDIATE TAX FREE FUND
         EQUITY INDEX FUND                             CALIFORNIA TAX FREE FUND
        INTERNATIONAL FUND                        COLORADO INTERMEDIATE TAX FREE FUND
LARGE CAP GROWTH OPPORTUNITIES FUND                     COLORADO TAX FREE FUND
       LARGE CAP SELECT FUND                          INTERMEDIATE TAX FREE FUND
       LARGE CAP VALUE FUND                      MINNESOTA INTERMEDIATE TAX FREE FUND
 MID CAP GROWTH OPPORTUNITIES FUND                      MINNESOTA TAX FREE FUND
        MID CAP INDEX FUND                              MISSOURI TAX FREE FUND
        MID CAP VALUE FUND                              NEBRASKA TAX FREE FUND
    REAL ESTATE SECURITIES FUND                           OHIO TAX FREE FUND
SMALL CAP GROWTH OPPORTUNITIES FUND                OREGON INTERMEDIATE TAX FREE FUND
       SMALL CAP INDEX FUND                               SHORT TAX FREE FUND
       SMALL CAP SELECT FUND                                 TAX FREE FUND
       SMALL CAP VALUE FUND
      SMALL-MID CAP CORE FUND

            BOND FUNDS
          CORE BOND FUND
       HIGH INCOME BOND FUND
INFLATION PROTECTED SECURITIES FUND
 INTERMEDIATE GOVERNMENT BOND FUND
    INTERMEDIATE TERM BOND FUND
       SHORT TERM BOND FUND
      TOTAL RETURN BOND FUND
   U.S. GOVERNMENT MORTGAGE FUND

      This Statement of Additional Information relates to the Class A, Class B,
Class C, Class R and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Investment Funds, Inc. ("FAIF"). This
Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectuses dated December 30, 2005. The financial statements included as part of the Funds' Annual Reports to shareholders for the fiscal year ended September 30, 2005 for all funds and for the fiscal period ended October 31, 2005 for the Equity Funds are incorporated by reference into this Statement of Additional Information. This Statement of Additional
Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of Prospectuses or the Funds' Annual Report(s) at no charge, write the Funds' distributor, Quasar Distributors, LLC, 615 East Michigan Street,
Milwaukee, WI 53202, or call Investor Services at 800 677-FUND. Please retain this Statement of Additional Information for future reference.

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                                TABLE OF CONTENTS


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
GENERAL INFORMATION....................................................................................           1
ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS.....................................................           2
         Short-Term Temporary Investments..............................................................           2
         U.S. Government Securities....................................................................           3
         Repurchase Agreements.........................................................................           3
         When-Issued and Delayed Delivery Transactions.................................................           4
         Dollar Rolls..................................................................................           4
         Lending of Portfolio Securities...............................................................           5
         Options Transactions..........................................................................           5
         Futures and Options on Futures................................................................           7
         CFTC Information..............................................................................          10
         Fixed Income Securities - Equity Funds........................................................          10
         Foreign Securities............................................................................          10
         Foreign Currency Transactions.................................................................          12
         Mortgage-Backed Securities....................................................................          14
         Adjustable Rate Mortgage Securities...........................................................          16
         Corporate Debt Securities.....................................................................          16
         Real Estate Investment Trust ("REIT") Securities..............................................          17
         Asset-Backed Securities.......................................................................          17
         Collateralized Debt Obligations...............................................................          17
         Inflation Protected Securities................................................................          18
         Municipal Bonds and Other Municipal Obligations...............................................          19
         Temporary Taxable Investments.................................................................          20
         Inverse Floating Rate Municipal Obligations...................................................          21
         Zero Coupon Securities........................................................................          21
         Interest Rate Caps and Floors.................................................................          21
         Swap Agreements...............................................................................          21
         Guaranteed Investment Contracts...............................................................          22
         Debt Obligations Rated Less than Investment Grade.............................................          23
         Brady Bonds...................................................................................          23
         Fixed and Floating Rate Debt Obligations......................................................          24
         Payment-In-Kind Debentures and Delayed Interest Securities....................................          24
         Preferred Stock; Convertible Securities.......................................................          24
         Trust Preferred Securities....................................................................          25
         Participation Interests.......................................................................          25
         Exchange Traded Funds.........................................................................          25
         Closed-End Investment Companies...............................................................          25
         Special Factors Affecting Single State Tax Free Funds.........................................          26

INVESTMENT RESTRICTIONS................................................................................          45

PORTFOLIO TURNOVER.....................................................................................          47

FUND NAMES.............................................................................................          48

DISCLOSURE OF PORTFOLIO HOLDINGS.......................................................................          48
         Public Disclosure.............................................................................          48
         Nonpublic Disclosure..........................................................................          48

DIRECTORS AND EXECUTIVE OFFICERS.......................................................................          50
         Independent Directors.........................................................................          50

         Executive Officers............................................................................          51
         Standing Committees of the Board of Directors.................................................          53
         Fund Shares Owned by the Directors............................................................          54
         Compensation..................................................................................          55
         Sales Loads...................................................................................          56

CODE OF ETHICS.........................................................................................          56

PROXY VOTING POLICIES..................................................................................          57

INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS...................................................          57
         Investment Advisor............................................................................          57
         Sub-Advisor for International Fund............................................................          60
         Additional Payments to Financial Institutions.................................................          60
         Administrator.................................................................................          63
         Transfer Agent................................................................................          66
         Distributor...................................................................................          67
         Custodians and Independent Registered Public Accounting Firm..................................          76

PORTFOLIO MANAGERS.....................................................................................          76
         Compensation..................................................................................          76
         JP Morgan Compensation........................................................................          77
         JP Morgan Similar Accounts....................................................................          80
         Ownership.....................................................................................          81

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE.....................................................          84

CAPITAL STOCK..........................................................................................          90

NET ASSET VALUE AND PUBLIC OFFERING PRICE..............................................................         121

TAXATION...............................................................................................         126

REDUCING SALES CHARGES.................................................................................         128
         Class A Sales Charge..........................................................................         128
         Sales of Class A Shares at Net Asset Value....................................................         128
         Reinvestment Right............................................................................         129

ADDITIONAL INFORMATION ABOUT PURCHASING CLASS Y SHARES.................................................         129

ADDITIONAL INFORMATION ABOUT REDEEMING SHARES..........................................................         129
         By Telephone..................................................................................         129
         By Mail.......................................................................................         130
         Redemptions Before Purchase Instruments Clear.................................................         131

FINANCIAL STATEMENTS...................................................................................         131

RATINGS................................................................................................  Appendix A

PROXY VOTING POLICIES AND PROCEDURES...................................................................  Appendix B

                               GENERAL INFORMATION

      First American Investment Funds, Inc. ("FAIF") was incorporated in the State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc." The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to "First American Investment Funds, Inc."

      FAIF is organized as a series fund and currently issues its shares in 38 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional Information as the "Funds."


      For purposes of this Statement of Additional Information, "Equity Funds," "Bond Funds," and "Tax Free Funds" shall consist of the Funds identified as such on the cover of this Statement of Additional Information. The Funds are open-end management investment companies and, except for the Tax Free Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free Fund) and Real Estate Securities Fund, are diversified investment companies. The Tax Free Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free Fund) and Real Estate Securities Fund are non-diversified investment companies.


      Shareholders may purchase shares of each Fund through five separate classes, Class A, Class B (except for certain Bond Funds and the Tax Free Funds), Class C (except certain Bond Funds and certain Tax Free Funds), Class R (except for certain Bond Funds and the Tax Free Funds) and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), the Funds may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A, Class B and Class C Shares of the Funds. Except for the foregoing differences among the classes pertaining to costs and fees, each share of each Fund represents an equal proportionate interest in that Fund.

      The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule 12b-1 distribution plans.

      This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Strategy Funds, Inc. ("FASF"); and eight separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--II, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc., American Select Portfolio Inc., and American Income Fund, Inc.), collectively referred to as the First American Closed-End Funds ("FACEF").

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

      The principal investment strategies of each Fund are set forth in that Fund's Prospectuses. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund's investment objective. However, in the absence of an affirmative limitation, a Fund may utilize any strategy or technique that is consistent with its investment objective. The Funds do not anticipate that any such strategy or technique would exceed 5% of a Fund's assets absent specific identification of that practice. Additional information concerning the Funds' investment restrictions is set forth below under "Investment Restrictions."

      If a percentage limitation on investments by a Fund stated in this SAI or the Prospectuses is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets (other than High Income Bond Fund, Total Return Bond Fund, Inflation Protected Securities Fund and, to the extent it can invest in convertible debt securities, Equity Income Fund) be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Fitch, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's) are contained in Appendix A.

      References in this section to the Advisor also apply, to the extent applicable, to any Sub-advisor to a Fund.

SHORT-TERM TEMPORARY INVESTMENTS


      In an attempt to respond to adverse market, economic, political or other conditions, each of the Funds may temporarily invest without limit in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by FAF Advisors, Inc., the Funds' investment advisor (formerly known as U.S. Bancorp Asset Management, Inc.) ("FAF Advisors" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") with respect thereto.


      Tax Free Funds, Bond Funds and the Balanced Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of United States or foreign banks; Eurodollar time deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee certificates of deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, these Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

      Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

      Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's, Fitch or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's, Fitch and Moody's, see Appendix A.

      Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

      Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

      Variable Rate Demand Obligations. Variable rate demand obligations ("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

U.S. GOVERNMENT SECURITIES

      Balanced Fund and the Bond Funds, other than High Income Bond Fund, invest in U.S. government securities as a principal investment strategy. The other Funds may invest in such securities as a non-principal investment strategy. The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

      - direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

      - notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

      - notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

      - notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

      The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See " -- Mortgage-Backed Securities" below for a description of these securities and the Funds that may invest in them.

REPURCHASE AGREEMENTS

      Each of the Funds other than Intermediate Government Bond Fund may invest in repurchase agreements as a non-principal investment strategy. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

      The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

      Each of the Funds (excluding Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund) may purchase securities on a when-issued or delayed delivery basis as a non-principal investment strategy. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will segregate cash or liquid securities in an amount sufficient to meet its purchase commitments.

      The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

      When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

DOLLAR ROLLS

      Balanced Fund (with respect to its fixed income assets) and the Bond Funds other than Intermediate Government Bond Fund may enter into mortgage "dollar rolls" in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Core Bond Fund, Total Return Bond Fund and Intermediate Term Bond Fund do so as a principal investment strategy. In a mortgage dollar roll, a Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, as a non-principal investment strategy each of the Funds other than Intermediate Government Bond Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

      In these loan arrangements, the Funds will receive collateral in the form of cash, United States government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or the applicable Fund's lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

      When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. See "Taxation."

      The Advisor acts as securities lending agent for the Funds and receives separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting the Advisor to provide such services and receive such compensation. The Advisor currently receives fees equal to 35% of the Funds' income from securities lending transactions. Effective January 1, 2006, this fee will be reduced to 32%.

OPTIONS TRANSACTIONS

      To the extent set forth below, the Funds may purchase put and call options on securities, stock indices, interest rate indices, commodity indices, and/or foreign currencies. These transactions will be undertaken for the purpose of reducing risk to the Funds; that is, for "hedging" purposes, or, in the case of options written by a Fund, to produce additional income. Options on futures contracts are discussed below under " -- Futures and Options on Futures."

      Options on Securities. As a principal investment strategy, the Equity Funds (other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index
Fund), the Tax Free Funds and the Bond Funds (other than Intermediate Government Bond Fund) may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

      A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

      Options on Stock, Interest Rate and Commodity Indices. As principal investment strategies, Balanced Fund and the Equity Funds may purchase put and call options on stock indices, Balanced Fund, the Bond Funds (other than Intermediate Government Bond Fund) and the Tax Free Funds may purchase put and call options on interest rate indices and Inflation Protected Securities Fund may purchase put and call options on commodity indices. An option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for index options are always in cash. Gain or loss depends on market movements with respect to specific financial instruments or commodities. The multiplier for index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying index. Options on different indices may have different multipliers.

      Options on Currencies. Foreign currency options are discussed in detail below under " -- Foreign Currency Transactions - Foreign Currency Options."

      Writing Call Options -- Equity Funds. As a principal investment strategy, the Equity Funds may write (sell) covered call options covering up to 25% of the equity securities owned by such Funds, except that International Fund may write
(sell) covered call options covering up to 50% of the equity securities owned by such Fund. These transactions would be undertaken principally to produce additional income.

      Writing Options -- Inflation Protected Securities Fund. Inflation Protected Securities Fund may write (sell) covered put and call options as a principal investment strategy. These transactions would be undertaken principally to produce additional income. The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying instrument.

      Covered Options. The Funds will write options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange of the securities held by the Fund. For a call option on an index or currency, the option is covered if the Fund segregates liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security, currency or index is "covered" if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      Expiration or Exercise of Options. If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.


      A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.


      The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked price.

      Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill it obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.


      If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.


      Limitations. None of the Funds other than International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

FUTURES AND OPTIONS ON FUTURES

      The Funds other than Intermediate Government Bond Fund may engage in futures transactions and options on futures as a principal investment strategy, including stock and interest rate index futures contracts and options thereon and, with respect to Inflation Protected Securities Fund only, commodity and commodity index futures contracts and options thereon. Certain Funds may also enter into foreign currency futures transactions, which are discussed in more detail below under " --Foreign Currency Transactions."

      A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

      An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. Inflation Protected Securities Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

      Futures options possess many of the same characteristics as options on securities, currencies and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      The Funds intend generally to use futures contracts and futures options to hedge against market risk. For example, a Bond Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

      The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirement on foreign exchanges may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

      The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements.

      Although some futures contracts call for making or taking delivery of the underlying currency, securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying currency, security or commodity, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

      The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations.


      Limitations on Use of Futures and Futures Options. Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").


      Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

      Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

      Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for Inflation Protected Securities Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

      Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject Inflation Protected Securities Fund's investments to greater volatility than investments in traditional securities.

CFTC INFORMATION

      The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool Operator (a "CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The Funds have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

FIXED INCOME SECURITIES -- EQUITY FUNDS

      The fixed income securities in which the Equity Funds may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "Short-Term Investments." Balanced Fund and Equity Income Fund may invest in these securities as a principal investment strategy. The other Equity Funds may invest in these securities as a non-principal investment strategy. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to investment-grade securities, defined as securities which are rated at the time of purchase by two of Moody's, Standard & Poor's and Fitch not less than Baa3, BBB- and BBB- (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa3 or BBB-, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa3 or their equivalent have speculative characteristics and carry a somewhat higher risk of default than higher rated obligations.

      In addition, Equity Income Fund may invest up to 25% of its total assets and each of the other Equity Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see " -- Debt Obligations Rated Less Than Investment Grade."

      The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).

FOREIGN SECURITIES

      General. The Equity Funds, Short Term Bond Fund, Intermediate Term Bond Fund, Core Bond Fund, Total Return Bond Fund, High Income Bond Fund and Inflation Protected Securities Fund may invest in foreign securities as a principal investment strategy.

      Under normal market conditions, International Fund invests principally in foreign securities and the other Equity Funds (other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund) each may invest up to 25% of its total assets (25% of the equity portion of the Balanced Fund) in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

      Short Term Bond Fund, Intermediate Term Bond Fund, Core Bond Fund, and High Income Bond Fund may invest up to 25% of total assets, and Inflation Protected Securities Fund and Total Return Bond Fund each may invest without limitation, in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and (iv) foreign issuers having total capital and surplus at the time of investment of at least $1 billion. In addition, Inflation Protected Securities Fund may invest up to 20% of its net assets and Total Return Bond Fund may invest up to 20% of its total assets in non-dollar denominated foreign securities.

      Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

      In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.


      Emerging Markets. International Fund and Total Return Bond Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries as a principal investment strategy. Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund and Balanced Fund may invest in such securities as a non-principal investment strategy, but only if the securities are rated investment grade. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.


      Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

      Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

      Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

      American Depositary Receipts and European Depositary Receipts. United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

      Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

      Foreign Securities Exchanges. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of International Fund is uninvested. In addition, settlement problems could cause International Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

      International Fund, Total Return Bond Fund and Inflation Protected Securities Fund may invest in securities which are purchased and sold in foreign currencies. The value of the Funds' assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Funds also will incur costs in converting United States dollars to local currencies, and vice versa.

International Fund, Inflation Protected Securities Fund and Total Return Bond Fund therefore may enter into foreign currency transactions as a principal investment strategy.

      The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

      The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The Funds may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date a Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. They also may engage in "portfolio hedging" to protect against a decline in the value of their portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. The Funds also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

      Although a foreign currency hedge may be effective in protecting a Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The Advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the advisor's view regarding future exchange rates proves to have been incorrect, a Fund may realize losses on its foreign currency transactions.

      Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. A Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. Each Fund will comply with applicable SEC positions requiring it to segregate assets to cover its commitments with respect to such contracts. The Funds generally will not enter into a forward contract with a term longer than one year.

      Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, International Fund, Inflation Protected Securities Fund and Total Return Bond Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

      Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

      A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities

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

denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

      Balanced Fund and the Bond Funds other than High Income Bond Fund and Intermediate Government Bond Fund may invest in mortgage-backed securities as a principal investment strategy. High Income Bond Fund may invest in such securities as a non-principal investment strategy. These investments include Agency Pass-Through Certificates, private pass-through securities, and collateralized mortgage obligations ("CMOs"), as defined and described below.

      Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

      FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

      FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

      The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

      The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

      Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of commercial fixed rate, conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of

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

GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

      The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

      CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

      CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

      - In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

      - A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

      - An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

      - An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

      - A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

      - A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

      It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. None of the Funds will invest more than 10% of its total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

      The Bond Funds, other than Intermediate Government Bond Fund, and Balanced Fund may invest in adjustable rate mortgage securities ("ARMS") as a non-principal investment strategy. ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

      ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

CORPORATE DEBT SECURITIES


      Balanced Fund and the Bond Funds, other than Intermediate Government Bond Fund and U.S. Government Mortgage Fund, may invest in corporate debt securities as a principal investment strategy. U.S. Government Mortgage Fund may invest in such securities as a non-principal investment strategy. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer's debt securities. As a result of the added debt burden, the credit quality and market value of an issuer's existing debt securities may decline significantly.

REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES

      A majority of Real Estate Securities Fund's total assets will be invested in securities of real estate investment trusts. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

      REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

      Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

      Because the Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

ASSET-BACKED SECURITIES

      Balanced Fund, Core Bond Fund, Total Return Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund and Inflation Protected Securities Fund may invest in asset-backed securities as a principal investment strategy. High Income Bond Fund and U.S. Government Mortgage Fund may invest in such securities as a non-principal investment strategy. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

COLLATERALIZED DEBT OBLIGATIONS

      The Bond Funds, other than Intermediate Government Bond Fund and U.S. Government Mortgage Securities Fund, and Balanced Fund may invest in Collateralized Debt Obligations ("CDOs") as a non-principal investment strategy. Similar to CMOs, CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as "tranches") of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include "internal" credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and "external" credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

INFLATION PROTECTED SECURITIES

      Inflation Protected Securities Fund invests in inflation protected securities as a principal investment strategy. The other Bond Funds and Balanced Fund may invest in such securities as a non-principal investment strategy. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

      Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

      If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

      The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

      The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

      While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security's maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

      Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.

MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS

      The Tax Free Funds invest principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" includes short-term municipal notes issued by the states and their political subdivisions.

      Municipal Bonds. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

      Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

      Refunded Bonds. With the exception of Nebraska Tax Free Fund, the Tax Free Funds may not invest more than 25% of Fund assets in unrated securities. Investments in refunded bonds are excluded from this limitation. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. For the purposes of excluding refunded bonds from the 25% limitation on unrated securities in the Tax Free Funds, there are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity ("ETM") bonds.

      The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from one to three percent above par. This type of structure usually is used for those refundings that either reduce the issuer's interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

      Derivative Municipal Securities. Tax Free Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

      The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. Tax Free Funds may each invest up to 10% of their total assets in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations.

      Municipal Leases. The Tax Free Funds also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

      Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

      In light of these concerns, the Tax Free Funds have adopted and follow procedures for determining whether municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in each Fund's portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Advisor may deem relevant. As set forth in "Investment Restrictions" below, each such Fund is subject to limitations on the percentage of illiquid securities it can hold.

TEMPORARY TAXABLE INVESTMENTS

      The Tax Free Funds may make temporary taxable investments. Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the United States Government, its agencies and instrumentalities (including zero coupon securities); (ii) commercial paper rated not less than A-1 by Standard & Poor's, F1 by Fitch or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB- by Standard & Poor's or Fitch or Baa3 by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States Government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold.

INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS

      Each of the Tax Free Funds, as a principal investment strategy, may invest up to 10% of its total assets in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

ZERO COUPON SECURITIES

      Balanced Fund, the Bond Funds and the Tax Free Funds may invest in zero coupon, fixed income securities. The Tax Free Funds do so as a principal investment strategy. Balanced Fund and the Bond Funds do so as a non-principal investment strategy. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while zero coupon securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the "Code").

INTEREST RATE CAPS AND FLOORS

      As a principal investment strategy, Balanced Fund and the Bond Funds other than Intermediate Government Bond Fund may purchase or sell interest rate caps and floors to preserve a return or a spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The Tax Free Funds may do so as a non-principal investment strategy. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling such interest rate floor.

SWAP AGREEMENTS


      Balanced Fund and the Bond Funds other than Intermediate Government Bond Fund may enter into interest rate, total return and credit default swap agreements as a principal investment strategy. These Funds may also enter into options on the foregoing types of swap agreements ("swap options") and in bonds issued by special purpose entities that are backed by a pool of swaps.


      Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swap options.


      Interest rate swaps involve the exchange of a fixed rate of interest for a floating rate of interest, usually over a one- to ten-year term. In a total return swap, one party agrees to pay the other the "total return" of a defined underlying asset, usually in return for a specified fixed or floating cash flow unrelated to the credit worthiness of the underlying asset. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Credit default swaps involve the exchange of a monthly interest rate spread over a period of time for the risk of default by an individual corporate borrower or with respect to a basket of securities.


      One example of the use of swaps within a Fund may be to manage the interest rate sensitivity of the Fund. The Fund might receive or pay a fixed interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the Fund. Or, the Fund may buy or sell swap options to effect the same result. The Fund may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

      Another example of the use of swaps within a Fund is the use of credit default swaps to buy or sell credit protection. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an upfront or periodic payment to compensate against potential default events. The Fund may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market. The credit protection market is still relatively new and should be considered illiquid.


      A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by a portfolio manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.


      Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Advisor.


      The use of swap agreements by a Fund entails certain risks. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the Fund. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the fund. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.


      A Fund will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option it will be obligated, upon exercise of the option, according to the terms of the underlying agreement.

      Because swaps are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

GUARANTEED INVESTMENT CONTRACTS

      Short Term Bond Fund may purchase investment-type insurance products such as Guaranteed Investment Contracts ("GICs") as a non-principal investment strategy. A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs, therefore, are usually considered to be illiquid investments. Short Term Bond Fund will purchase only GICs which are obligations of insurance companies with a policyholder's rating of A or better by A.M. Best Company.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

      Balanced Fund, Total Return Bond Fund, Inflation Protected Securities Fund and the Tax Free Funds may invest in both investment grade and non-investment grade debt obligations. High Income Bond Fund invests primarily in non-investment grade debt obligations. Debt obligations rated less than "investment grade" are sometimes referred to as "high yield securities" or "junk bonds." To be consistent with the ratings methodology used by Lehman Brothers, the provider of the benchmarks of the Bond Funds, a debt obligation is considered to be rated "investment grade" if two of Moody's, Standard & Poor's and Fitch rate the security investment-grade (i.e. at least Baa3, BBB- and BBB-, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used. Balanced Fund, Inflation Protected Securities Fund and the Tax Free Funds may invest in non-investment grade debt obligations rated at least B-by two of Standard & Poor's, Moody's and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B-, or in unrated securities determined to be of comparable quality by the Advisor. Total Return Bond Fund may not invest in non-investment grade debt obligations rated by two of Standard & Poor's, Fitch and Moody's lower than CCC-, CCC- or Caa3, respectively, unless only one of those rating agencies rates the security, in which case that rating must be at least CCC- or Caa3, or in unrated securities determined to be of comparable quality by the Advisor. There are no minimum rating requirements for High Income Bond Fund (which means that the Fund may invest in bonds in default).

      The "equity securities" in which certain Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include non-investment grade obligations.

      Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.

      In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

      Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund's use of non-investment grade debt obligations may be more dependent on the Advisor's own credit analysis than is the case with investment grade obligations.

BRADY BONDS

      High Income Bond Fund and Total Return Bond Fund may invest in U.S. dollar-denominated "Brady Bonds" as a non-principal investment strategy. These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

      If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

FIXED AND FLOATING RATE DEBT OBLIGATIONS

      The debt obligations in which the Bond Funds and Balanced Fund invest as either a principal or non-principal investment strategy may have either fixed or floating rates. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

      High Income Bond Fund and Total Return Bond Fund, as a non-principal investment strategy, may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

      Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

PREFERRED STOCK; CONVERTIBLE SECURITIES

      The Equity Funds and the Bond Funds other than U.S. Government Mortgage Fund, Intermediate Government Bond Fund and Short Term Bond Fund, may invest in preferred stock as a non-principal investment strategy. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

      All of the Bond Funds other than Intermediate Government Bond Fund, as a non-principal investment strategy, may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by the Bond Funds as soon as practicable in an orderly manner (except that the Bond Funds that may invest in preferred stocks directly are not required to dispose of any preferred stock so acquired).

TRUST PREFERRED SECURITIES

      The Balanced Fund and the Bond Funds other than Intermediate Government Bond Fund may invest in trust preferred securities as a non-principal investment strategy. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See "Taxation." Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

PARTICIPATION INTERESTS

      High Income Bond Fund and Total Return Bond Fund, as a non-principal investment strategy, may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Each Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's or Fitch or D by Standard & Poor's.

EXCHANGE TRADED FUNDS

      The Funds other than Intermediate Government Bond Fund may invest in exchange traded funds ("ETFs") as a non-principal investment strategy. These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

CLOSED-END INVESTMENT COMPANIES

      The Tax Free Funds may invest up to 10% of their total assets in common or preferred shares of closed-end investment companies that invest in Fund-eligible investments. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders. If a Fund acquires shares of closed-end investment companies, Fund shareholders would bear both their proportionate share of the expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

SPECIAL FACTORS AFFECTING SINGLE STATE TAX FREE FUNDS

      As described in their Prospectuses, except during temporary defensive periods, each of Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund and Oregon Intermediate Tax Free Fund will invest primarily in municipal obligations issued by the state indicated by the particular Fund's name, and by the local and special-purpose political subdivisions of that state. Each such Fund, therefore, is susceptible to the political, economic and regulatory factors affecting issuers of the applicable state's municipal obligations. The following highlights only some of the more significant financial trends for each such state, and is based on information drawn from reports prepared by state budget officials, official statements and prospectuses relating to securities offerings of or on behalf of the respective state, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this Statement of Additional Information. For each state, obligations of the local governments may be affected by budgetary pressures affecting the state and economic conditions in the state. The Funds have not independently verified any of the information contained in such official statements and other publicly available documents, but are not aware of any facts which would render such information inaccurate.

      The economy and financial operations of each state are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures. The economy of any state is inextricably linked to the health of the U.S. national economy. Considerable risks remain for the national economy, including the threat of further U.S. involvement in wars abroad with Iraq and Korea. Additional threats of terrorism in the U.S. remain at the forefront of concern. Other risks include the implosion of the real estate market or confidence erosion on Wall Street due to accounting and other regulatory improprieties. These, and other national threats, may directly or indirectly influence the obligations of each state's local governments.

      Arizona. Located in the country's Sunbelt, the State of Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Based on 2000 U.S. census figures, Arizona ranks 20th in U.S. population. Important to the State's development is the diversity of its economic growth. As growth in the mining and agricultural employment sectors has diminished over the last 25 years, significant job growth has occurred in the areas of aerospace and high technology, construction, finance, insurance and real estate. Arizona's strong reliance on the electronics manufacturing industry exposes it to dependence on the pace of business investment in information technology products and services. High-tech industries include electronics, instruments, aircraft, space vehicles and communications. The Phoenix area has a large presence of electronics and semiconductor manufacturers. Tucson, sometimes referred to as Optics Valley for its strong cluster of entrepreneurial optics companies, also has a concentration in aerospace. In addition, the State's dependence on the hospitality and construction industries exposes its economy to shocks in consumer confidence.

      The State is divided into 15 counties. Two of these counties, Maricopa County and Pima County, are more urban in nature and account for approximately 75 percent of total population and 80 percent of total wage and salary employment in Arizona, based on 2000 estimates. Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the city of Phoenix, the sixth largest city in the United States, and the surrounding cities of Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert and Avondale. Located within Pima County is the Tucson metropolitan area, which is dominated by the city of Tucson, the State's second most populous city. Arizona's population is concentrated in the Phoenix area. Also, the statewide population tends to fluctuate seasonally. The State has a significant winter tourist and part-time resident population. These demographic factors affect the amounts of revenue generated to pay for Arizona bonds. It also limits the diversity of these bonds.

      Arizona was hit hard in the last nation-wide recession that began in 2001, primarily because so many of the State's export industries -- those that bring money into the region from outside -- are tied to business spending. Tourism, particularly in the urban areas, is heavily skewed to business travel. Manufacturing, which is heavily high tech, is also tied to business spending as a result of the massive levels of investment by firms in productivity tools. As of November 20, 2005, Arizona's economy continued its recent economic progress at a solid pace. While the unemployment rate edged down to 4.9 percent in October 2005, non-farm employment rose to 2.52 million, a 4.2 percent increase from a year ago. More than 100,000 jobs were added in 2004, with the private sector accounting for more than 95 percent of the increase. While manufacturing was flat, construction added almost 25,000 jobs since the end of 2004. In 2005, the fastest-growing industry in Arizona is construction, accounting for one out of every four new jobs in 2005. The forecasted rise in business spending on the national level should benefit Arizona significantly, as should any boost from a weaker dollar.

      The biggest risk for the Arizona economy is that the U.S. economy will not grow as fast as expected. The State is also exposed to the same risks as the nation at large with respect the export picture. Like all states, Arizona is exposed to the repercussions of geopolitical shocks. Fortunately, a relatively high share of Arizona exports [head to] Asia, and that region is performing relatively well, economically. Further, many of Arizona's Asian exports are assembled into products that are imported into the U.S., where consumer demand is generally higher than most countries.

      Budgetary pressures that affect State and economic conditions may also affect obligations of the State or local governments. On May 5, 2005 both the Arizona House and Senate passed a compromise budget plan of $8.2 billion. The enacted FY 2006 budget was based on total revenues of $8.25 billion. The FY 2006 budget assumes that both the national and Arizona economies will continue to grow, but at a more moderate level than the extraordinary growth rates seen in FY 2005. The budget is built on a revenue growth rate (excluding one-time financing sources) of 7.4 percent in FY 2006 compared to a forecasted FY 2005 growth rate of 13.3 percent. Adjusting for tax law and revenue changes as noted in the following sections, the FY 2006 growth rate is estimated to be 7.2 percent. Certain municipal securities of local Arizona governments may be obligations of issuers that rely on State aid, and future cuts in State spending and budgetary constraints may adversely affect local government by shifting additional monetary and administrative burdens onto local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

      Certain municipal securities may be obligations of issuers that rely in whole or in part on State revenues for payment of such obligations. Since most of the State's tax revenues come from volatile sources - sales and personal income taxes - the result is often fiscal stress during times of recession. In Arizona, on average, around 88 percent of General Fund revenue flow is made up of individual income tax and sales tax collections, with corporate income taxes accounting for less than 10 percent even in robust years. For the fiscal year ended June 30, 2005, revenues deposited into the State's general fund nearly reached $8 billion, an increase of 18.7 percent over the prior year. All three major tax sources recorded out-sized gains. Corporate income taxes, which comprise 8.6 percent of total revenues, rose by 42.1 percent. Individual income taxes (36.4 percent of the total) increased 28.9 percent. Sales and use taxes, the largest source at nearly 45 percent, rose by 11.1 percent. In December 2005, the Joint Legislative Budget Committee reported that general fund revenues for October 2005 were $32.1 million above forecasts, providing Arizona with a surplus of $237.8 million since the new fiscal year began July 1. However, October 2005 revenues were just 10.8 percent above October 2004, less than the 15 percent to 20 percent growth rates the State has enjoyed for the last few months, according to the budget committee's report released on November 30, 2005. The enacted budget requires any FY 2006 revenues above forecast to be deposited into the Budget Stabilization Fund. The first deposit will not be made until Joint Legislative Budget Committee Staff and the Governor's Office of Strategic Planning and Budgeting ("OSPB") report in February 2006 on revenues for the first six months of the fiscal year.

      The State of Arizona does not issue general obligation bonds. As a result, Arizona municipal bonds are issued by local jurisdictions (cities, school districts) or are tied to specific municipal projects. This also means that bonds are not always backed by statewide revenues. The State enters into certain lease transactions that are subject to annual review at its option. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition to financing public projects, local governments may also issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, or from assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases that are subject to annual appropriation at the option of the local government.

      In September of 2003, Moody's and Standard and Poor's placed Arizona on negative watch citing budgetary constraints and lack of financial flexibility as the reason. In February of 2004, Moody's reaffirmed Arizona's investment grade credit rating at "A1" but changed the outlook for the State from negative to stable. Moody's upgrade was based on several factors, including: (i) signs that the State's economy was improving, as gauged by key economic indicators; (ii) an improvement in Arizona's fiscal picture and an unexpected increase in revenue collections over the last two fiscal years' predictions; and (iii) adequate cash balances in the State's current and projected cash operating funds. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. As of March 2005, Moody's rated Arizona's lease obligations at "Aa3." As of

December 2005, Standard and Poor's rated Arizona's lease obligations at "AA." The average credit rating among states in the U.S. for "full faith and credit" state debt is "Aa2" as determined by Moody's and "AA" as determined by Standard & Poor's.

      In 1990 the State legislature enacted a formula-based Budget Stabilization Fund (a "Rainy Day" fund) into which deposits are required to be made during years of "above-trend" economic growth, for use in "below-trend" periods. Reductions in the Rainy Day fund may adversely affect future State budgets if such funds are needed to cover additional revenue shortfalls.

      Local governments face additional risks and constraints that may limit their ability to raise money. Certain obligations held by the Arizona Tax Free Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. Arizona law limits the taxing powers of Arizona local governments and districts. Arizona has two components of property taxes -- primary and secondary. Primary property taxes can be collected by the State, counties, cities, community college or school districts and are dedicated for operation and maintenance expenditures of the respective jurisdiction. Secondary property taxes may be levied for voter-approved budget overrides, special districts, or to pay for bonded indebtedness.

      Under the primary system, limitations have been enacted that restrict the ability to raise property taxes. Property value is the basis for determining primary property taxes of locally assessed real property and may increase by more than 10 percent per year only under certain circumstances. Under the secondary system, there is no limitation on annual increases in full cash value of any property. Additionally, under the primary system, annual tax levies are limited based on the nature of the property being taxed, and the nature of the taxing authority. Taxes levied for primary purposes on residential property only are limited to 1 percent of the full cash value of such property. In addition, taxes levied for primary purposes on all types of property by counties, cities, towns and community college districts are limited to a maximum increase of 2 percent over the prior year's levy, plus any amount directly attributable to new construction and annexation and involuntary tort judgments. The 2 percent limitation does not apply to taxes levied for primary purposes on behalf of local school districts. Annual tax levies for bonded indebtedness and special district assessments are unlimited under the secondary system. There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on State or local government financing.

      Provisions of the Arizona Constitution and State legislation limit increases in annual expenditures by counties, cities and towns and community college districts and school districts to an amount determined by the Arizona Economic Estimates Commission. This limitation is based on the entity's actual expenditures for fiscal year 1979-80, with this base adjusted annually to reflect changes in population, cost of living, and boundaries.

      Budgetary pressures affecting the State and the ability of the State to raise revenue may affect obligations of the State or local governments. In November of 1992 a law was passed stating that any legislation that provides for a net increase in State revenues will be effective only on the affirmative vote of two-thirds of the members of each house of the State legislature, and gubernatorial approval. If the Governor vetoes the measure, the legislation may not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house. The constitutional amendment does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the legislature.

      The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Arizona municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Arizona Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Arizona municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Arizona municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

      California. The economy of the State of California is the largest in the United States and one of the largest in the world. Although agriculture is gradually yielding to industry as the core of the State's economy, California leads the nation in the production of fruits and vegetables, including carrots, lettuce, onions, broccoli, tomatoes, and strawberries. Much of the State's industrial production depends on the processing of farm produce and upon such local resources as petroleum, natural gas, lumber, cement, and sand and gravel. Since World War II, however, manufacturing, notably of electronic equipment, computers, machinery, transportation equipment, and metal products, has increased enormously. These demographic factors affect the amounts of revenue generated to pay for California bonds.

      The State's population of over 35 million has more doubled since 1960 and now constitutes about 12 percent of the U.S. total. Following the severe recession in the early 1990s, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, entertainment, tourism, and construction, and also with very strong growth in exports. In 2001, the State began showing the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector and entered a mild recession. International trade also slowed reflecting weakness in overseas economies (particularly in Asia). The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, economic decline in tourism-based areas. Job losses were concentrated in the San Francisco Bay Area, particularly in high technology industries; while economic conditions were better in other parts of the State.

      Statistics released since January 2005 show that the California economy significantly improved in 2004. As recently as the second half of 2003, personal income was growing at a 4.1 percent year-over-year pace. By the second half of 2004, however, the pace had accelerated to 6.3 percent. California's personal income growth has outstripped the nation's since the fourth quarter of 2003.

      Made-in-California exports began to expand substantially in 2004, reaching their highest level since 2000. Building on solid growth in the final months of 2003, exports surged by 17 percent during 2004. High-tech exports expanded by more than 15 percent, and exports of both non-electrical machinery and transportation equipment grew by more than 30 percent. State exports expanded to all major markets, led by sharp gains in shipments to Mexico, Japan, China, South Korea, Taiwan, Canada, Singapore, and the United Kingdom. California deliveries to China grew by over 25 percent in 2004, the fastest pace among the State's major trading partners. California's residential real estate markets made impressive gains in 2004, but cooled somewhat during the first quarter of 2005. Buoyed by job market gains, improved personal income gains, and low mortgage rates, home sales were robust throughout 2004, and the median single-family home price appreciated by over 21 percent from 2003. While real estate markets remained vigorous in early 2005, sales and price gains are not likely to be as big in 2005 as in 2004. During the first three months of 2005, both the inventory of homes for sale and the time it took to sell a home rose substantially from a year earlier.

      As the economy pulled out of recession, a much-welcomed development in 2004 was the renewal of employment growth. Over 250,000 new nonfarm payroll jobs were created during 2004, the first good gain since 2000. The average level of nonfarm payroll employment was 147,000 higher in 2004 than in 2003. From October 2004 to October 2005, nonfarm payroll employment grew by 1.3 percent, as compared to 1.4 percent in the nation.

      In the first quarter of 2005, total housing permits granted were down slightly from a year earlier. But existing home sales remained brisk, and the value of nonresidential permits increased. Residential building permit issuances averaged 213,000 units during the first ten months of 2005, a 2.4 percent improvement on the same months of 2004. The State's tourism industry continues to improve, as evidenced by increased airport passenger counts and higher hotel/ motel occupancy rates.

      At the midpoint of 2005, California was enjoying a well-balanced economic expansion. Sustained job and wage growth coupled with robust business profits were supporting a healthy real estate market as well as expanding home and business construction activity. California also passed a notable milestone in May 2005 - total industry employment surpassed the previous peak employment level reached just before the 2001 recession. Economic reports from October 2005 indicate that while the California economy is improved from a year ago, recent evidence points to moderating growth.

      California's economy continued to generate new jobs through the third quarter of 2005, and the State's unemployment rate continued to fall. In October 2005, California posted an unemployment rate of 5.2 percent, up slightly from
5.1 percent in September, but down significantly from 6.0 percent in October 2004. In comparison, the national unemployment rate for the same periods was 5.0 percent, 5.1 percent, and 5.5 percent, respectively. In October 2005, the State posted total employment (seasonally adjusted) of over 17 million, a slight improvement over September 2005, and a gain of nearly 500,000 jobs since October 2004.

      The California Department of Finance projects that, on an annual average basis, job growth will improve to 1.7 percent in California in 2005 and 2006. Unemployment is not expected to change much during the rest of 2005 and in 2006. Growth in total State personal income will dip slightly in 2005 before edging up in 2006. Housing permits will trend downward.

      In early 2005, Governor Schwarzenegger proposed his budget for the 2005-06 fiscal year. The Governor noted that, in the absence of corrective actions to slow spending growth and other policy changes, the State would spend $92.6 billion in General Fund monies in fiscal year 2005-06, with only $84.2 billion in resources estimated to be available. Taking into account the need to provide for a reserve of $500 million and to fund other adjustments totaling $170 million, the Governor projected a budget gap of $9.1 billion. This projected gap was due to: (a) an operating deficit in 2004-05 of $1.7 billion, (b) a gap between the growth in baseline expenditures and revenues of $5.2 billion, (c) the loss of $2 billion of Economic Recovery Bonds that were used to help fill the gap in 2004-05, and (d) $170 million for other adjustments.

      The changes proposed by the Governor to close the gap consisted mostly of reductions in the rate of increase of spending, totaling $7 billion. The Governor's budget also proposed to close the gap by (a) using $1.7 billion of the Economic Recovery Bonds (authorized by the California taxpayers in Proposition 57), which was about $300 million less borrowing than was included in the Budget Act of 2004 and (b) a variety of proposals to increase revenues by a total of $409 million without tax increases.

      In May 2005, the Governor released a budget which acknowledged improved economic conditions and forecasts in the intervening months since he submitted his original budget. However, because national economic trends pointed toward a slowing of the recovery after 2006, and because of the difficulty in predicting economic trends, the Governor choose to treat the largest portion of the new revenue predicted since January 2005 as one-time rather than permanent.

      The Governor's revised budget included no new borrowing and no further borrowings from the Economic Recovery Bonds, leaving more room for those bonds should difficulties arise in future years. The revised budget also allowed for the State to make a substantial boost in rebuilding its infrastructure by allowing all the money in the Proposition 42 account to go to its intended purpose (Proposition 42 requires revenues from certain state sales and use taxes to be used only for certain transportation purposes, except that by a vote of two-thirds the Legislature may suspend or modify the percentage allocation of revenues).

      The effects of California's strong economy can be seen clearly in the actual General Fund revenues received by the State through October 2005. In October 2005, California received actual General Fund revenues of $5.542 billion, which was $478 million above forecast. For the 2005-06 budget year-to-date (through October 2005), California received actual General Fund revenues of $26.23 billion, which was $1.70 billion (nearly 7 percent) over forecast.

      In the future, local governments could potentially face large costs associated with the burden of administering new programs if responsibility for these programs is transferred from the State to the local governments. In addition, local governments in California could suffer fiscally if the State government halts payments to local governments. For example, when vehicle license fees, which go to local governments, were recently lowered, the State contributed the amount of money lost so local governments would not lose needed income. The Governor's May 2005 revised budget, by way of example, included pay-back of 50 percent of the Vehicle License Fee Gap due to local governments. Local governments could suffer financially if the State government were to halt such payments. In addition, local governments may face other reductions in State fiscal aid for various programs.

      The average credit rating among states in the U.S. for "full faith and credit" state debt is "Aa2" as determined by Moody's and "AA" as determined by Standard & Poor's. Prior to 1991, the State's general obligation bonds had enjoyed the highest rating by either Moody's or Standard & Poor's. However, California's credit quality declined after the onset of the national recession in 1990. By the end of December 2003, the State's rating with Standard & Poor's had dropped to "BBB", and its rating with Moody's had dropped to "Baa1," just three steps above "junk," the level at which many institutional investors do not invest in the securities.

      Since the end of 2003, California's general obligation bond ratings improved only slightly. In May 2004, Moody's upgraded the State's rating to "A3," and the State was assigned a positive rating outlook. Moody's announcement was the first ratings upgrade for California in nearly four years. In August 2004, Fitch removed California from its Rating Watch Negative list, and that same month Standard & Poor's raised California's rating to "A." As of August 2005, California was rated "A2" by Moody's, "A" by Standard and Poor's, and "A" by Fitch.

      Despite the upgrades, the State's general obligation bond ratings remain well below average for U.S. states and remain among the lowest of all of the U.S. states due to State its ongoing fiscal challenges. Should the financial condition of California deteriorate, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

      In addition to California's credit quality, there are a number of additional risks to investing in California municipal securities. Certain municipal securities may be obligations of issuers that rely in whole or in part on State revenues for payment of such obligations. Such revenues may be affected by limitations imposed on new taxes or tax increases. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13. The amendment limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property tax revenues. State legislation was adopted that provided for the reallocation of property taxes and other revenues to local public agencies, increased State aid to such agencies, and provided for the assumption by the State of certain obligations previously paid out of local funds. More recent legislation has reduced State assistance payments to local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

      To close certain loopholes in previously passed Propositions, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 limits the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously authorized taxes, assessments, fees and charges. Due to limitations like Propositions 13, 62 and 218, obligations of the State or local governments may be affected by the ability of the State to raise revenue.

      Another risk, which results from Article 13(A) of the California Constitution, concerns the security provisions for debt repayment. Since 1986, general obligation debt issued by local governments has required voter approval by a two-thirds majority. As a result, much of tax-backed debt now issued by California local governments is not general obligation debt, does not have "full faith and credit" backing, and has higher credit risk and more limited bondholder rights.

      Some risks in California apply more to local issuers than to state government. In areas of very rapid population growth, the costs of building public infrastructure are very high, large amounts of municipal bonds are being sold, and debt burden is increasing. In some parts of California, there is also a fear that population growth may possibly limit future economic growth due to transportation and air pollution problems.

      Some local governments in California have experienced notable financial difficulties, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other governments, filed for bankruptcy. Orange County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of county residents who are dependent on government services and a structural deficit in its health department.

      California has been burdened with unexpected repercussions from electricity market deregulation and adverse developments in the electric utilities industry. These include imbalances between supply and demand, unexpectedly high and volatile generating costs, decreased system reliability, increased competitive pressures, deterioration in the financial condition and credit quality of electric utilities, and the effects of changing environmental, safety, licensing and other requirements. Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of State domestic product. Additional risks exist and others may develop in the future. The timing and success of any market, regulatory, legislative, or other solution to these problems is uncertain.

      Finally, California is subject to unique natural hazard risks. Earthquakes can cause localized economic harm that could limit the ability of governments to repay debt. Cycles of drought and flooding are also concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. One of the State's most acute problems is its need for water. Wells and underground aquifers are drying up in San Diego County and Southern California because of five years of drought, an occurrence that has had little effect upon current water supplies, but which could eventually put added strain on the region's scarcest, shrinking, resource. Cutbacks in federally funded water projects in the 1970s and 80s led many California cities to begin buying water from areas with a surplus, but political problems associated with water sharing continue.

      The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of California municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the California Intermediate Tax Free Fund and California Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of California municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of California municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

      Colorado. The State of Colorado is the most populous state in the Rocky Mountain region. The State has two distinctive geographic and economic areas. The eastern half of the State consists of the eastern plains, which are flat, open and largely devoted to farming, and the Front Range, which contains the major metropolises. The State's population and wealth are concentrated in the Front Range, principally in four major metropolitan areas: Denver/Boulder, Colorado Springs, Fort Collins/Greeley and Pueblo. These demographic factors affect the amounts of revenue generated to pay for Colorado bonds. They may also limit the diversity of these bonds.

      Denver, the State capital and the largest city in Colorado, is the major economic center in the State and the Rocky Mountain region, having developed as a regional center for transportation, communication, finance and banking. More recently, the Front Range has attracted advanced-technology industries. The State's economy is sensitive to the national economy, leading to economic performance that depends a great deal on economic performance at the national level. The State economy and State financial operations are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures.

      Colorado was arguably among the hardest hit during the last national recession, primarily because of the region's higher employment concentration in the areas of technology, telecommunications, travel, and tourism. Employment conditions deteriorated more than the national average resulting in slower personal income growth. Homebuilding and commercial construction softened amid weakening demand and rising office vacancies. Residential home building rebounded in 2004 and the trend of increasing unemployment reversed in 2004. As of December 2005 Colorado's economy was on the verge of returning to its pre-recession level of 2.25 million jobs. According to an economic forecast released December 5, 2005, Colorado's economy will continue its slow recovery with a 2.3 percent increase in jobs in 2006, enough to regain a key employment level first achieved four years ago. The October 2005 seasonally adjusted unemployment rate in Colorado was 4.9 percent. This compares with a 5.2 percent revised unemployment rate in September 2005 and 5.4 percent in October 2004. As the national economy rebounds, the State economy is expected to follow.

      Although Colorado has no outstanding general obligation debt, Standard & Poor's rates Colorado lease obligations AA as of November 29, 2005. Moody's and Fitch have no ratings for Colorado obligations. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest.

      The State's budget process begins in June of each year when State departments prepare both operating and capital budgets for the fiscal year beginning 13 months later. In August, these budgets are submitted to the Office of State Planning and Budgeting ("OSPB") for review and analysis. The OSPB advises the governor on departmental budget requests and overall budgetary status. Budget decisions are made by the governor following consultation with affected departments and the OSPB. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year.

      Certain municipal securities may be obligations of issuers that rely in whole or in part on State revenues for payment of such obligations. The largest source of the State's General Fund revenues is receipts generated by the individual income tax. Since most of Colorado's tax revenues come from volatile sources - sales and personal income taxes - the result is often fiscal stress during times of recession.

      Like many states, the State of Colorado faced budgetary constraints as a result of the recession that started in the spring of 2001 and the events of September 11, 2001. Over the last few years, however, the State's financial situation has improved. Colorado managed to close an $809 million gap in 2003 with spending reductions and revenue enhancement measures. In fiscal year 2002-03, the State's General Fund ended the year with a $224.9 million reserve, and a $346.9 million reserve in fiscal year 2003-04. In FY 2004-05, the State's General Fund ended the year with a $331.4 million reserve. This reserve exceeded the statutory four percent reserve by $94 million.

      In June 2005, the OSPB released its budget forecast, noting that General Fund revenues are forecast to increase 5.8 percent in FY 2004-05 and 4.5 percent in FY 2005-06. The OSPB also forecasted that Cash Fund revenues would increase
11.2 percent in FY 2004-05 and decrease 3.4 percent in FY 2005-06. In September 2005, the OSPB revised its forecast to state that gross General Fund revenues would increase 4.6 percent in FY 2005-06 and 5.9 percent in FY 2006-07 and further that Cash Fund revenues would increase 4.4 percent in FY 2005-06 and decrease 3.7 percent in FY 2006-07. The September 2005 OSPB forecast for FY 2005-06 General Fund revenues is $74.3 million higher than the June 2005 OSPB forecast and the forecast for General Fund revenues in FY 2006-07 is $10.4 million higher. The FY 2005-06 increase is due to the strengthening Colorado economy and growing personal income. The OSPB's September 2005 forecast assumed that the State's job market and economy would continue to recover. Through September 2005, FY 2005-06 individual income tax receipts are up 6.2 percent, while excise taxes were up 5.1 percent. Year-to-date tax revenue for October 2005 was $2,203.4 million, which was 1.3 percent under the current estimate and
0.2 percent under the June 20, 2005 estimate.


      The adoption by voters of revenue and expenditure limitations poses additional risks in Colorado. In Colorado, unlike many states, only voters can approve tax increases, making it harder to increase State and local revenues. The Taxpayers Bill of Rights ("TABOR") is one limitation, which applies to all levels of State and local government. TABOR limits increases in State revenue collections from one year to the next to the rate of inflation rate plus the percentage of population growth and requires voter approval of tax increases. Voter approval is also required for any new taxes or to increase current taxes. Any surpluses the State collects must be returned to taxpayers. There is no provision in TABOR to account for cyclical revenue swings. After logging TABOR revenue surpluses for five years, the TABOR surplus disappeared in fiscal year 2001-02 and remained absent through fiscal year 2003-04. Indeed, fiscal year 2002-03 TABOR revenues were lower than the TABOR limit by $584.3 million. In FY 2004-05, the TABOR surplus reappeared after a four-year absence, totaling $44.7 million.


      Two measures passed by voters in the November 2000 election lowered the TABOR surplus each year by at least $250 million. Amendment 23, which provides increased public school funding, and Referendum A, which is also known as the Senior Homestead Exemption and provides property tax relief for senior citizens, both exempt revenues from the TABOR restriction.

      On November 1, 2005, Colorado voters approved statewide measure Referendum C, which permits the State to keep and spend revenues above normal TABOR limits for five years. Some $440 million of the revenue made available by Referendum C can be used in the fiscal year ending June 30, 2006. These results mean that the State will be allowed to retain all of the revenue that it receives over the next 5 years. It also means that the Constitutional TABOR revenue will, beginning in the sixth year, be the amount of actual revenue received by the State in the highest of the 5 years. After that, the allowable revenue formula will once again be population change plus CPI, regardless of actual revenue collections. In effect, this removes TABOR's ratchet from the State Constitution. Over the next five years, money that would have been refunded to taxpayers will be dedicated to health care, education, and transportation. It should be noted that Colorado's General Fund is still subject to the six percent spending increase limit contained in the Arveschoug-Bird bill. Arveschoug-Bird limits state General Fund appropriations to an annual increase of six percent over the prior year or, in total, five percent of state personal income. General Fund revenue received over this amount is transferred to nonoperating funds for capital construction and highways. The Joint Budget Committee and the General Assembly will have to continue to treat the six percent spending limit as a floor as well as a ceiling, because any appropriation below a 6 percent growth rate becomes the basis for the next year.

      The State has accumulated very limited emergency reserve funds and it does not currently have a device in place, such as a "Rainy Day" fund, to smooth government revenues and expenditures over the business cycle. Colorado operates under two separate reserve requirements that obligate the State to set aside moneys. First, the statutory reserve requires that four percent of General Fund appropriations be set aside for revenue shortfalls. If at any time during the year revenue projections indicate that there would not be sufficient General Fund revenues to maintain at least half of the required four percent (i.e., two percent), the Governor must take steps to reduce or restrict spending. Secondly,
Article XX of the Colorado Constitution, enacted by popular vote in response to the 1992 TABOR initiative, includes a requirement for an "emergency reserve fund" of three percent of the annual budget. This emergency reserve fund is specifically forbidden for use in economic emergencies. It can only be used in the case of a natural disaster like a flood or tornado, and all dollars used must be repaid by the close of the fiscal year.

      Issuers of municipal securities that rely on revenue sources, such as property taxes, may encounter financial constraints that impact the obligations of these issuers. Recently, many of the State's resort-related commercial real estate has converted to residential property in the form of timeshares. Under the State constitution, commercial properties are taxed at a higher rate than are residential parcels. As more commercial real estate converts into residential real estate, there may be less tax income from property tax to fund local governments. Under the Gallagher Amendment to the Colorado Constitution enacted in 1982 the State's total residential assessed value cannot make up more than 45 percent of the overall assessed value of property in the State. That means as home values rise, or new homes are constructed, the 45 percent cap forces residential real estate to be assessed at an ever-decreasing rate.

      The State's tourism industry rebounded during 2003 after suffering through the previous year's drought and wildfires. In August 2005, approximately 4.1 million people traveled through Denver International Airport, setting a new record as the third busiest month in the airport's history. The 2.8 percent increase brought the total year-to-date passenger total to 29.5 million. If there is another U.S. terrorist attack, Colorado's tourism industry could be hurt as visitors fearful of traveling stay home.

      Finally, Colorado is subject to unique natural hazard risks. One unpredictable factor is the weather. If there is good snow for the upcoming ski season the profits of ski resorts and the tourism industry as a whole could likely benefit. The State's mountain resorts reported an increase in the number of visits during the 2004-2005 ski season. Skier visits totaled 11.8 million, increasing nearly 5 percent compared with 11.3 million visits reported during the 2003-2004 season.

      Ample snow would also likely mean fuller reservoirs and could potentially reduce the chance of future severe droughts like the one recently experienced. Cycles of drought and flooding are concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. According to snowpack measurements released in December 2005, the statewide snowpack was only 84 percent of the 30-year average. Winter snowpack is vital in Colorado, providing more than 80 percent of the water residents, farms and industries use year round. The southwestern part of the State, which was hit hardest by the severe Colorado drought that began in 2000, is in the worst shape again in 2005. Snowpack in the Upper Rio Grande basin was 23 percent of average as of December 2005.

      The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Colorado municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Colorado Intermediate Tax Free Fund and Colorado Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Colorado municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of Colorado municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

      Minnesota. Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, Minnesota's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota's commissioner of finance, with the approval of the governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session the governor is empowered to convene a special session.

      Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of fabricated metals, machinery, computers and electronics, food, and printing and related areas. The State's unemployment rate continues to be substantially less than the national unemployment rate. Since 1980, Minnesota per capita income generally has remained above the national average. In 2004, Minnesota per capita personal income was 108.9 percent of its U.S. counterpart. Payroll employment growth in Minnesota, however, has been weaker than the national average since the beginning of the recession in 2001.

      The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. During the first half of 2003, the State addressed substantial projected budget deficits by substantially reducing projected spending, including aid to local government and higher education, transferring funds from other accounts, deferring certain expenditures and transfers, in some cases by borrowing funds, deferring certain sales tax refunds, and raising fees. On February 27, 2004, the Minnesota Department of Finance released an Economic Forecast projecting, under then current laws, a general fund deficit of $160 million for the biennium ending June 30, 2005. A forecasted deficit is not automatically reduced by the budget reserve, because gubernatorial or legislative action is required to access the reserve. Minnesota's Constitution prohibits borrowing for operating purposes beyond the end of a biennium, but the commissioner of finance, with the approval of the governor, has statutory authority in the event of a projected deficit to release reserve funds and reduce unexpended allotments of prior transfers and appropriations. The State legislature adjourned its 2004 regular session without substantially reducing the projected deficit, but the Governor exercised his statutory powers to eliminate the projected deficit, primarily through reductions in spending. On February 28, 2005, the Department of Finance released an updated Economic Forecast projecting, under then current laws, a general fund balance of $175 million for the biennium ending June 30, 2005, but, after reflecting legislatively mandated allocations of this surplus to restoring the State's budget reserve to $653 million and reversing some shifts in the timing of school aid payments, the projected balance was reduced to zero. The Department also forecast a $466 million General Fund shortfall for the biennium ending June 30, 2007, after allowing for a $350 million cash flow account and a $653 million budget reserve, based on projected expenditures of $30.2 billion. The State enacted legislation to eliminate the shortfall, largely relying on a new cigarette fee and a variety of tax increases.


      On November 30, 2005, the Department of Finance released an updated Economic Forecast projecting, under then current laws, a general fund balance of $701 million for the biennium ending June 30, 2007, after allowing for a $350 million cash flow account, a $653 million budget reserve, and a $317 million tax relief account, all as provided by law, based on projected expenditures for the biennium of $30.65 billion. Current law, however, requires the $701 million balance to be used to reverse certain shifts between biennia in the timing of payments to school districts, resulting in an adjusted projected General Fund balance at June 30, 2007 of zero, after allowing for the cash flow account, budget reserve and tax relief account, and projected expenditures for the biennium of $31.35 billion. Following the release of the November 2005 Economic Forecast, a Minnesota district court invalidated the State's new health impact fee on tobacco products. The State plans to appeal this decision, but if the decision is upheld the adverse effect on the State's General Fund could be as much as $401 million for the current biennium. The Minnesota Council of Economic Advisors has, for some time, urged the State to increase its budget reserve substantially to 5 percent of biennial spending.


      The State is a party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures.

      State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State's financial and economic condition will affect the creditworthiness of Minnesota tax-exempt obligations that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal of and interest on Minnesota tax-exempt obligations that are held by the Fund or the value or marketability of such obligations.

      Certain Minnesota tax legislation (see "Tax Matters - Minnesota Tax Matters") and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota municipal bonds held by the Fund.

      The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Minnesota municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Funds are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Minnesota municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of Minnesota municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

      Missouri. Missouri's economic base is diversified and its economic profile generally resembles that of the nation. Like the national economy, most recent economic indicators show that Missouri's economy is strong and growing. From January 2005 to October 2005, Missouri added more than 33,000 new jobs. This figure actually reflects a slight decrease in employment during the third quarter of 2005. Through June 2005, Missouri's total nonfarm employment had increased by 39,700, or 1.5 percent, for the year. Only six states experienced more rapid payroll employment than Missouri during the first half of 2005.

      Missouri's unemployment rate has improved consistent with the job growth seen during the first part of 2005. After peaking at 6 percent in January 2005, Missouri's seasonally adjusted unemployment rate fell to 5 percent in October 2005, equal to the national unemployment rate. Missouri's October 2005 unemployment rate was significantly lower than the rate for the same month in 2004 and was among the lowest unemployment rates in Missouri since 2001.

      Improvement in the manufacturing sector continues to contribute to Missouri's economic recovery notwithstanding general declines in manufacturing nationwide. Manufacturing jobs make up about 11 percent of Missouri employment. Since Missouri's relatively modest manufacturing job losses in 2003, manufacturing trends continue to outpace the country. Missouri added 4,500 manufacturing jobs during the period between November 2003 and November 2004 and added more than 5,000 manufacturing jobs during the first half of 2005. Because Missouri and certain municipalities have large exposure to manufacturing, trends in these industries, over the long term, may impact the demographic and financial position of Missouri and its municipalities.

      Defense-related businesses play an important role in Missouri's economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft production and defense-related businesses receive sizable annual defense contract awards, and thus Missouri is vulnerable to possible cutbacks in defense spending. Over the past decade, Missouri has consistently ranked among the top eight states in total military contract awards. Agriculture is also important to the Missouri economy. The State consistently ranks high in the amount of cash it receives from farm crops, livestock and products. Because of this, Missouri is subject to unique natural hazard risks. Cycles of drought and flooding are concerns insofar as they affect agricultural production, in addition to affecting drinking water and power supplies.

      Missouri's budget is approved on an annual basis. The budget for fiscal year 2006 began July 2005. The State's budget summary for fiscal year 2006 notes that initial fiscal year 2006 revenue estimates projected net revenue growth of
2.9 percent for the year. Revenue for fiscal year 2006 was expected to be depressed due to the completed phase-out of the estate tax and the implementation of a 2004 transportation ballot initiative known as Constitutional Amendment No. 3, which limits the amount of highway funds that may be received by the Department of Revenue. The estate tax phase-out and Constitutional Amendment No. 3 were expected to lower revenue collections by $33 million and $30.4 million, respectively. In addition, Constitutional Amendment No. 3 was expected to result in an additional $31.7 million in costs that must be borne by the general revenue fund.

      Actual general revenue collections for the fiscal year to-date have been ahead of projections and significantly in excess of the prior year's revenue. From July 2005 through October 2005, Missouri collected $2.2 billion in revenue compared with $2.1 billion during the same period the year before, representing an increase of 6.4 percent. October 2005 net general revenue collections compared to October 2004 collections increased by 12.5 percent, from $444 million last October to $499 million this October.

      Fixing any potential State revenue shortfalls may be complicated by the fact that the State constitution prohibits raising taxes beyond a certain point without voter approval. The adoption by voters of revenue and expenditure limitations, like Missouri's Hancock Amendment, a measure that limits the growth of State-government income, has placed many local governments under a degree of fiscal stress. The amendment, which was approved by voters in 1980, generally restricts the growth of State income to the rate of growth of personal income in Missouri. It also requires that voters must approve most government tax or fee increases. Since 1995, about $1 billion in State income has been returned to Missouri taxpayers because the State's tax collections breached the Hancock ceiling.

      In November 2000, the voters of Missouri approved the creation of a Budget Reserve Fund (commonly called the "Rainy Day" fund) by combining the State's Cash Operating Reserve Fund and the Budget Stabilization Fund. The fund is required to have 7.5 percent of the previous year's net general revenue collections. Reductions in the Rainy Day fund may adversely affect future State budgets if such funds are needed to cover additional revenue shortfalls.

      Local governments face additional constraints that may limit their ability to raise money. These constraints may impact the municipal obligations of these issuers. In Missouri, the property tax has traditionally been the largest source of revenue for local governments in general. Property taxes are taxes on the value of real property (such as land and buildings) owned by a resident or business in the community and are paid on an annual basis. For counties, property tax revenues are 40 percent of total revenues, and for municipalities, 17 percent. In Missouri, tax levies were reduced following reassessment pursuant to Article X Section 22 of the Constitution of Missouri adopted by the voters in 1980 to ensure that taxing jurisdictions would not reap windfalls as a result of biennial reassessments. Thus, revenues generated after implementation of reassessment did not increase appreciably from revenues received prior to the statewide reassessment program.

      There are also limitations on State and local debt issuance that may affect the ability to generate revenue on a State and local level. Limitations on the State debt and bond issues are contained in Article III, Section 37 of the Constitution of Missouri. The General Assembly, or the people by initiative, may submit the proposition to incur indebtedness to voters of the State, and the bonds may be issued if approved by a majority of those voting. Locally, under
Article V of the Missouri Constitution, no county, city, incorporated town or village, school district or other political corporation or subdivision of the State is allowed to incur debt beyond the income and revenue provided for such year plus any unencumbered balances from previous years.

      Missouri has a Constitutional Amendment from 1980 that limits revenue to the ratio of fiscal year 1980-81 State revenue to calendar year 1979 State personal income (5.64 percent) multiplied by the greater of State personal income in the previous calendar year or the average State personal income over the previous three calendar years. No assurances can be given that the amount of revenue derived from taxes will remain at its current level or that the amount of State grants to local governments will continue. Future spending cuts and budgetary constraints may adversely affect local government by placing shifting additional monetary and administrative burdens onto local governments.

      The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Missouri municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Missouri Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Missouri municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Missouri municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

      Nebraska. Agriculture is Nebraska's dominant occupational pursuit. The State's chief agricultural products are cattle, corn, hogs, soybeans, and wheat. As the dollar depreciates against other foreign currencies, U.S. exports are promoted. Nebraska's agriculture sector has a large dependency on international markets. If the U.S. dollar falls too quickly, this could harm Nebraska's trading partners, weakening their economies and lowering their demand for Nebraska products. A controlled lowering of the U.S. dollar is most beneficial to the Nebraska economy.

      Because of the importance of agriculture, Nebraska is also subject to unique natural hazard risks. Cycles of drought and flooding are concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. Much of the State remains categorized as being in drought moderate or severe. In November 2005, the U.S. Department of Agriculture agreed to designate thirteen Nebraska counties as disaster areas due to the ongoing drought and other damaging weather events. The drought leads to less sales tax revenue, less income tax, fewer sales at retailers in rural Nebraska and other potential negative effects on local municipal government.

      Nebraska's largest industry is food processing, which derives much of its raw materials from local farms. The State has diversified its industries since World War II, and the manufacture of electrical machinery, primary metals, and transportation equipment, is also important. Mineral deposits of oil (discovered in Cheyenne County in 1949-50), sand and gravel, and stone contribute to the State's economy. Preliminary numbers from the state Department of Labor show Nebraska's total employment (not seasonally adjusted) at 950,835 for October 2005, an increase of over 22,000 from January 2005. Nebraska's annual average unemployment rate has been among the lowest in the nation for the last decade. Preliminary numbers from the U.S. Department of Labor show the Nebraska seasonally adjusted unemployment rate at 3.7 percent for October 2005. In comparison, the seasonally adjusted national rate in October 2005 was 5 percent.

      Certain municipal securities may be obligations of issuers that rely in whole or in part on State revenues for payment of such obligations. A decline in State revenues may adversely affect the obligations of these municipal security issuers. Like many states, Nebraska faced budgetary constraints as a result of the recession that started in the spring of 2001 and the events of September 11, 2001. State government was forced to confront a decline of approximately $648 million in forecasted tax receipts following the adoption of the biennial budget in 2001. During three successive legislative sessions about $521 million in fund lapses, spending cuts, and tax measures were adopted to begin to address the lack of revenue. The decline in actual and forecasted tax receipts was precipitous and occurred faster than the Legislature could implement changes to establish structural balance between tax receipts and appropriations.

      The State ended the 2001-03 budget biennium $60 million short of the final forecast for 2001-03. This necessitated the short-term borrowing and repayment of $60 million from the Cash Reserve Fund. On November 20, 2003, the Legislative Fiscal Office reported a $211 million budget gap for the 2003-05 biennium as a consequence of revisions to current biennium forecasts of net General Fund tax receipts and State agency requests for supplemental (deficit) appropriations. For the first half of the fiscal year, net General Fund receipts for Sales and Use, and Individual Income taxes were below forecast by 2.4 and 0.1 percent, respectively. In February of 2004, the Nebraska Economic

Forecasting Advisory Board lowered projections for fiscal year 2003-04 by $41million and $63 million for fiscal year 2004-05. Specifically, the board lowered personal income tax and sales tax projections while raising corporate income tax projections and maintaining miscellaneous tax projections at the current level.

      Beginning in mid-2004, the general revenue picture in Nebraska began to improve significantly. In July 2004, total gross General Fund receipts for fiscal year 2003-04 were announced to be $3.3 billion, 2.9 percent above the February 2004 revised projection. After refunds, total net receipts for fiscal year 2003-04 were $2.72 billion, 4.2 percent above the projected total. For the year, net General Fund receipts for Sales and Use, Individual Income, Corporate Income, and Miscellaneous Taxes were above the revised forecast by 0.3, 4.5, 17.1, and 16.9 percent, respectively.

      In April 2005, in connection with the 2005 legislative session, which approved a new two-year budget covering July 1, 2005, through June 30, 2007, the NEFB issued revised revenue forecasts projecting revenue growth of 7.7 percent for fiscal year 2004-05, 4.2 percent for fiscal year 2005-06, and 3.9 percent for fiscal year 2006-07. At the close of fiscal year 2004-05, actual receipts were $3 billion - $48 million above the April 2005 forecast.

      In November 2005, the state tax commissioner reported that total gross General Fund receipts for the month of October 2005 were slightly more than $230 million, 1.6 percent above projection. For October 2005, gross Individual Income and Corporate Income taxes exceeded projections by 4.3 and 39.8 percent, respectively. Through October 2005, net receipts were ahead of projections for the first four months of fiscal year 2005-06 by $93.34 million. After refunds, total net receipts for the fiscal year through October were reported at slightly more than $1 billion, which was 9.8 percent above the projected total. For the year to date, net General Fund receipts for Sales and Use, Individual Income, Corporate Income and Miscellaneous taxes were above the forecast by 2.2, 2.9,
52.2 and 70.9 percent, respectively. In October 2005, the NEFB met and revised the forecast for fiscal year 2005-06 upward by $159.7 million to $3.25 billion.

      Property taxes, all of which are collected for the use of local units of government, continue to be the single largest source of revenue for state and local government in Nebraska. Prior to the 1990 passage of LB 1059, which significantly altered the manner in which elementary and secondary education is funded in Nebraska, property taxes often equaled or exceeded all State tax collections. Property tax continues to bear a very significant load of the total tax burden in Nebraska. Net property taxes (net means after subtracting homestead exemptions or other credit programs) comprise 34 percent of the entire burden. Income taxes, individual and corporate, combine to contribute 26.1 percent of the total; sales taxes constitute 26.3 percent of the total. Any significant downturn in the real estate market may have an adverse impact on the total amount of property tax revenue generated by the State or local governments.

      The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Nebraska municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Nebraska Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Nebraska municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Nebraska municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

      Ohio. Ohio's economy is concentrated in automobile production and equipment, steel, rubber products and household appliances. Because Ohio and certain municipalities have large exposure to these industries, trends in these industries, over the long term, may impact the demographic and financial position of Ohio and its municipalities. In addition, this large exposure limits the diversity of Ohio bonds. As a result of this exposure, general economic activity, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. During the past two decades, both the number and percentage of manufacturing jobs, particularly in durable goods, has declined.

      Although manufacturing (including auto-related manufacturing) remains the largest single major sector in Ohio, based on gross state product ("GSP"), the service-producing sectors now produce a combined 75 percent of the state GSP and are expected to account for virtually all job growth over the 2002-2012 period. Between 1990 and 2004, manufacturing employment in Ohio fell from 21.8 percent of wage and salary employment to 15.2 percent. During this same period, employment in professional and business services and in educational and health services increased from 20.1 percent to 25.3 percent. In 2004, Ohio's economic output as measured by GSP totaled nearly $420 billion, ranking it seventh among all states. The State ranks third within the manufacturing sector as a whole ($85 billion) and fourth in durable goods ($57 billion). Manufacturing was responsible for 20.2 percent of Ohio's 2004 GSP. The State's two leading export commodities are motor vehicles and machinery. Ohio firms ship products to 205 countries, and the State accounts for about 4.0 percent of the U.S. export total. Ohio merchandise exports were $31.2 billion in 2004.

      One factor constraining Ohio's economic growth is its weakened demographic profile, particularly its difficulty holding on to its university graduates. To the degree that Ohio municipalities are exposed to domestic manufacturers that fail to make competitive adjustments, employment rates and disposable Income of Ohio residents may deteriorate, possibly leading to population declines and the erosion of municipality tax.

      With approximately 10 million acres (of a total land area of 26.4 million acres) of harvestable cropland and an estimated 78,000 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio's economy. Because of agriculture's importance, Ohio is subject to unique natural hazard risks. The availability of natural resources, such as water and energy, is of vital nationwide concern. Cycles of drought and flooding are concerns insofar as they affect agricultural production. In 2005, Ohio's agricultural production continued to improve; average corn yield for 2005 was estimated at 143 bushels per acre, the fourth-best in Ohio's corn yield history and tying with production in 1992.

      Ohio's seasonally adjusted unemployment rate was 5.9 percent in October 2005, unchanged from September 2004 and down from 6.2 percent in October 2004 and from 6.1 percent in November 2003. The U.S. seasonally adjusted unemployment for October 2005 was 5.0 percent.

      The State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year. The current fiscal biennium began July 1, 2005 and will end June 30, 2007. Most State operations are financed through the general revenue fund ("GRF"). Personal income and sales use taxes are the major GRF sources. The last complete fiscal biennium ended June 30, 2005 with a GRF budgetary fund balance of $138.4 million. The State also maintains a "rainy day" fund, the Budget Stabilization Fund ("BSF"), generally funded by designation from the fiscal year GRF surplus, if any, and which under current law and until used is intended to carry a balance of approximately 5 percent of the GRF revenue for the preceding fiscal year. As of June 30, 2005, the BSF had an ending balance of $180.7 million. Since most of Ohio's tax revenues come from volatile sources -- sales and personal income taxes -- the result has been fiscal stress in each recession for the last 30 years. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods.

      In June 2005, in connection with passage of the fiscal year 2006-07 biennial budget by the Ohio legislature, the Ohio Office of Budget and Management ("OBM") presented revised GRF projections for fiscal years 2006 and 2007, which reduced growth rate predictions based primarily on concerns regarding recent economic indicators, including weakened manufacturing and industrial production. The OBM revised estimates projected total state-only revenues of $20,192.2 million for fiscal year 2006 and $20,337.3 million for fiscal year 2007.

      Actual GRF receipts for fiscal year 2006 to-date have been slightly under estimates, primarily as a result of the State receiving less than estimated federal grants. For the month of October 2005, GRF receipts totaled $1,990.5 million, which was $32.1 million, or 1.6 percent, under estimate. GRF tax sources generated $1,521.3 million in October, which was $83.9 million, or 5.8 percent, above estimate, while federal grants received came in $121.0 million, or 21.3 percent, below estimates.

      Through October 2005, all GRF sources stood at $8,051.0 million for the year-to-date, which was $53.7 million, or 0.7 percent, below estimate. GRF tax sources were $48.6 million, or 0.8 percent, above estimate. On a year-over-year basis, GRF sources have grown $401.8 million, or 5.3 percent, and GRF tax sources have grown $294.9 million, or 5.2 percent. Growth rates were affected by additional revenue from the increase in the cigarette tax and by decreased revenue from the cut in the sales tax rate.

      Most capital improvements in Ohio are funded through the issuance of debt. A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new bonds may not be issued if future fiscal year debt service on those new and the then outstanding bonds of those categories would exceed 5 percent of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance. The State's debt burden is considered moderate by national standards and Ohio's Constitutional requirement of using no more than 5 percent of annual GRF revenue for debt service is regarded as reasonable and responsible. The State's incurrence or assumption of direct debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation (an exception is made in both cases for any debt incurred to repel invasion, suppress insurrection, or defend the State in war).

      State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are dependent upon appropriations being made available for the subsequent fiscal period.

      Ohio's nearly 950 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief moneys distributed by the State. Ohio is the only state that shares collections from all of its major taxes and allows local governments to levy those same taxes while keeping 100 percent of the property tax. The problem, however, is that a shared tax base limits tax policy options of the State and local governments and blurs the connection between taxes paid and services rendered - especially true in K-12 and human services. Additionally, there can be no assurance that any particular level of State aid to local governments will be maintained in future years.

      The Ohio Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50 percent of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes including application to debt service on obligations issued to finance capital facilities for a system of common schools.

      For those few municipalities that have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 12 cities and 14 villages; for 19 of them the fiscal situation was resolved and the procedures terminated. At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. Since 1934 the State Constitution has limited the amount of the aggregate levy (including a levy for un-voted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1 percent of true value in money, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate. The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Such State obligations are generally secured by biennial appropriation lease agreements with the State.

      The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through fiscal year 2012 and a partial allocation has been made thereafter through fiscal year 2025. (In light of the constitutional two-year limitation on appropriations, those allocations are subject to the General Assembly making biennial appropriations to fund them, and those allocations themselves are subject to adjustment by the General Assembly.) As currently allocated and except for fiscal years 2002 through 2004, none of the moneys is to be applied to existing operating programs of the State. A portion of settlement moneys has been and will continue to be used to assist in addressing the State's recent GRF revenue shortfall situation. Under current allocations, the main portion of the moneys in future bienniums is to go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

      The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Ohio municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Ohio Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Ohio municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Ohio municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

      Oregon. In the 1970s, Oregon grew rapidly due to population increases and continued economic diversification. Oregon grew much faster than the nation during this period, and from 1975 to 1980, non-farm jobs grew by 25 percent in Oregon versus 17 percent nationally. The 1980s saw continued diversification of Oregon's economy as the timber industry continued to decline. The high technology expansion was beginning, but did not create enough jobs to offset the timber industry losses. In the 1990s, Oregon continued to diversify. Low costs, abundant natural resources and a perceived high quality of life attracted both people and firms to the State. After its robust expansion during the 1990s, Oregon's economic growth slowed rather sharply in 1998 as exports and foreign investment dropped off during the Asian crisis. The economic recoveries of Oregon's key Asian trading partners boosted export growth between 1998 and 2000. In 2001, an information technology slowdown significantly dampened growth in Oregon's high-tech sector. At the same time, as California's economy strengthened, net in-migration slowed and population growth moderated, dampening the growth in the construction, retail, and service-related sectors. For the first time since 1985, job growth slipped below the national pace in 1998 and stayed there in 2001 and 2002.

      In 2004, Oregon started with an unemployment rate of 7.7 percent, the highest of all 50 states. Job growth through much of 2004 and 2005 helped pull the unemployment rate down to 7.3 percent in October 2004 and to 6.0 percent by October 2005. The October 2005 rate was the lowest reading in more than four years and marked the first time since April 2001 that Oregon's unemployment rate had been at 6.0 percent or below. Oregon's unemployment rate decrease between October 2004 and October 2005 was the second largest among the states, second only to Florida. The national unemployment rates for October 2004 and October 2005 were 5.5 percent and 5.0 percent, respectively.

      Oregon's seasonally adjusted nonfarm payroll employment rose by 1,200 jobs in October 2005, marking five consecutive months of seasonally adjusted growth. From October 2004 to October 2005, employment rose by 49,000 jobs, or three percent. By comparison, the national increase from October 2004 to October 2005 was just 2.2 percent. In December 2005, the Oregon Office Of Economic Analysis ("OEA") projected that total Oregon nonfarm jobs would grow by 1.8 percent in 2006 and by 1.4 percent in 2007, compared with 1.5 percent and 1.3 percent for those same years nationally. Gains of that magnitude should keep pace with the State's population, which is expected to grow by approximately 1.25 percent.

      Oregon's employment shift of recent years has been significant. The State's forest products sector accounted for about 10 percent of Oregon's gross state product 14 years ago, while electronics accounted for less than three percent. By 2000, the forest products sector accounted for roughly 3 percent of Oregon output, while electronics and instruments reached 15 percent. Recently, high-tech has accounted for about $13 billion in annual sales in Oregon, while forestry and wood products bring in roughly $4 billion. Recently, agriculture and food processing has accounted for about $3 billion in sales while durable goods manufacturing in metals and transportation equipment is worth about $2 billion.

      In its December 2005 forecast, the OEA predicted that manufacturing employment will repeat 2004 with a relatively solid growth of 2.8 percent in 2005 but then will be flat in 2006 and decline 0.9 percent in 2007. Wood products employment is projected to show increases of 2.4 percent in 2005 and
0.8 percent in 2006, with losses of 1.3 percent in 2007.

      The dependence on the high-tech industry, accounting for about 25 percent of the overall state economy compared to an average of about 12 percent nationally, led Oregon into the recent national recession. The sector that contains semiconductors, computer and electronic products will again show job gains in 2005 with growth of 1.2 percent; however, jobs are expected to decline
2.3 percent in 2006 and 3.2 percent in 2007. The OEA forecast horizon goes out to 2011, and job levels still fail to reach the peak year of 2001. Continued outsourcing of manufacturing could slow growth in this region. Recent commitments to move research out of the country would be very harmful to Oregon's high technology sector.

      The OEA predicts that rising regional energy prices may force more businesses to slow production and lay off workers. As of December 2005, natural gas prices had risen the past few months adding to production costs. Oil prices had crossed above $70 per barrel and retreated to $60 - still a relatively high price. The recent devastation from Hurricane Katrina could prove to be more serious to the U.S. energy sector than previous natural disasters. Roughly thirty percent of the nation's oil supply and over a fifth of the natural gas supply move through the Louisiana area and the estimated closure of production capacity is 95 percent. The near term disruption on gasoline and natural gas prices could be dramatic. Regionally, electricity generation may move towards natural gas powered turbine engines as the drought impacts the availability of hydro generation. Higher electricity prices in Oregon could result from being pegged to natural gas prices.

      The OEA also warns of risks relating to PERS (the public employee retirement system) and possible state and local government budget shortfalls. The Oregon Supreme Court has overturned two major reforms of PERS which would have reduced the long-term debt liability related to PERS, according to some estimates, by nearly $10 billion, although Court did not rule out future Legislative reforms to PERS. Although the 2005-2007 biennium appears to need only small additional expenditures, state and local governments may need to increase taxes, reduce services, and/or increase bond financing in the future to cover potential unfunded liabilities for PERS. If increases in unfunded liabilities leads to increased tax rates, this could lead to a substantial negative impact on Oregon's economy. To the extent that spending cutbacks hit education and public infrastructure, the state could suffer longer-term impacts.

      Oregon is also impacted dramatically by the economics of international trade. An extended disruption to international trade could severely impact Oregon's manufacturing and agricultural sectors. Additionally, as the dollar depreciates against other foreign currencies, U.S. exports are promoted. Oregon's manufacturing sector has a large dependency on international markets. If the U.S. dollar falls too quickly, this could harm Oregon's trading partners, weakening their economies and lowering their demand for Oregon products. A controlled lowering of the U.S. dollar is most beneficial to the Oregon economy.

      The OEA concludes that the risks confronting Oregon are not balanced but that they are tilted toward more downside than upside, at least in the near term. In other words, risks are biased toward a milder growth scenario compared to our baseline forecast. The risks, of course, could change going forward as conditions change and certain risk factors would have been resolved, becoming part of the baseline assumptions.

      The Oregon budget is approved on a biennial basis by separate appropriation measures. Although the governor recommends a budget, no omnibus budget measure is approved. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular legislative session, held beginning in January of odd-numbered years. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium. The biennial budget for 2005-07 passed the Oregon Legislative Assembly in 2005.

      In December 2005, the OEA updated its budgetary revenue forecasts from the previous September 2005 forecast. The December 2005 forecast for 2005-07 General Fund revenues exhibits considerable revisions relative to the prior forecast. The latest available information suggests that the recovery phase of this business cycle will last a quarter or more than previously expected, resulting in stronger income and tax estimates for 2005. Given similar long-term growth assumptions to prior forecasts, these revisions produce higher income tax projections in future years. The December 2005 forecast for General Fund revenues for the 2005-07 biennium is $11,654.0 million, an increase of $317.8 million over the September 2005 forecast. The beginning balance for the current biennium, which amounts to resources carried over from the prior biennium, equals $301.2 million. This is $55 million lower than the estimate for the prior forecast. Given the revised figure, available resource for the biennium total $11,955.2 million. Excluding anticipated expenditures of $11,493.7 million, the projection for the 2005-07 ending balance is $461.5 million.

      For the 2007-09 biennium, total General Fund revenues are projected to amount to $12,655.5 million. Approximately $326.3 million in kicker refunds and credits result in revenue growth of 8.6 percent, compared to approximately 11.5 percent increases for the prior two biennia. General Fund revenues are projected to reach $14,423.2 million in the 2009-11 biennium, an increase of 14.0 percent relative to the previous biennium.

      The personal income tax funds approximately 90 percent of the Oregon's general fund. Since most of Oregon's tax revenues come from volatile sources like income taxes - the result is often fiscal stress during times of recession. The State also relies heavily on property taxes, and both income and property taxes have been reduced by voters in recent years. Another approximately 5 percent of the general fund comes from corporate taxes - down from a 14 percent share in 1980, according to the OEA. Any future declines in these State revenue sources may lead to future fiscal insecurity and may contribute to future State budget deficits, which could also affect the obligations of local governments in the State.

      The 1979 Legislative Assembly approved a statutory mechanism under which taxpayers could receive a tax refund if certain conditions occurred after the close of the legislative session. This statutory process was embedded in the State constitution by voters in November 2000. If the estimated revenues from either of two General Fund revenue categories of corporate tax or all other revenues (which includes the personal income tax) is exceeded by more than 2 percent, a tax credit for corporations or a tax refund for individuals is extended to all taxpayers in that category (also known as the "2 percent kicker"). For corporations, the credit is based on the tax liability for the calendar year containing the end of the biennium (for example, 1999 liability for the 1997-99 kicker). For individuals, the refund is based on the previous calendar year's tax liability (for example, the 1998 liability for the 1997-99 kicker). The refund has been triggered seven times since 1981 and was last triggered for the 1999-2001 biennium.

      During the economically prosperous years of the late `90s, the State income tax brought in a lot of revenue. State legislators, rather than create a reserve, chose to rebate surplus revenues - those exceeding 2 percent of budget forecasts - in four `kicker checks' to taxpayers between 1995 and 2001. Under the constitutional amendment adopted in November 2000, the State may retain the kicker moneys only if two-thirds of each house of the Legislative Assembly votes to keep the kicker. In the past, Oregon's budget problems have been exacerbated by the absence of a substantial rainy-day fund, which was not created until 2002.

      A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval of a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the State may issue up to $50,000 of general obligation debt without specific voter approval. The Legislative Assembly has the right to place limits on general obligation bond programs, which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide value of taxable property.

      Article XI-K of the Oregon Constitution authorizes the State to guaranty the general obligation bonded indebtedness of qualified Oregon school districts, education service districts and community college districts. The Article further authorizes issuance of general obligation bonds to provide funds, if needed, to satisfy the guaranty, providing the amount of State bonds issued and outstanding to cover such guaranteed debt may not exceed 0.5 percent of true cash value at any one time. As of December 31, 2004, the State had not issued any of its bonds pursuant to this authorization. As of November 10, 2005, 153 qualified districts have issued $2.67 billion in guaranteed bonds, with $1.82 billion of that total still outstanding.

      After an approximately $2 billion decline in revenues during the 2001 03 biennium, the Legislative Assembly authorized the issuance of Oregon Appropriation Bonds to pay for education, human services and other expenditures and to provide a beginning General Fund balance for the next biennium. In April 2003, the State issued approximately $430 million in Oregon Appropriation Bonds. It was the Legislative Assembly's intention to use payments to the State under the Master Settlement Agreement entered into with the major tobacco companies to pay the debt service on the bonds. The bonds, however, are appropriation credits and payment is subject to an appropriation by the Legislative Assembly in each biennium. The State does not have authority to issue any more of these bonds.

      Obligations of the State or local governments may be affected by legislation limiting the ability of State and local governments to raise revenue through new or additional taxes. In November 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities, and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference. This constitutional amendment limited property taxes in 1997-1998 to the lesser of 90-percent of the 1995 1996 tax, or the 1994 1995 tax amount. For tax years following the 1997 1998 tax year, property tax increases are limited to 3 percent annually, subject to limited exceptions. Local governments' lost revenue may only be replaced by an increase in the State income tax, unless the voters approve replacement fees or charges. At least 50 percent of eligible voters must participate in an election in order for a voter-approved tax levy to be valid. Ballot Measure 50, another restriction on revenue sources, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997 98 assessed value of each property to 90 percent of its 1995-96 value.

      The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Oregon municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Oregon Intermediate Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Oregon municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Oregon municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

                             INVESTMENT RESTRICTIONS

      In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Fund Investments" above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

      None of the Funds will:

      1. Concentrate its investments in a particular industry, except that any Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

      2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

      3. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This investment restriction does not apply to the Real Estate Securities Fund and the Tax Free Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free Fund).

      4.    Invest for the primary purpose of control or management.

      5. Purchase physical commodities or contracts relating to physical commodities. With respect to Inflation Protected Securities Fund, this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

      6. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

      7. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

      8. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

      For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the Securities and Exchange Commission, the Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. The Fund will use industry classifications provided by Bloomberg and Lehman Brothers to determine its compliance with this limitation.

      For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

      For purposes of applying the limitation set forth in number 6 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

      The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without a shareholder vote:

      None of the Funds will:

      1. Invest more than 15% of its net assets in all forms of illiquid investments.

      2. Borrow money in an amount exceeding 10% of the borrowing Fund's total assets except that High Income Bond Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to secure such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

      3.    Make short sales of securities.

      4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

      With respect to the non-fundamental restriction set forth in number 1 above, the Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of the Fund's net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

      The Board of Directors has adopted guidelines and procedures under which the Funds' investment advisor is to determine whether the following types of securities which may be held by certain Funds are "liquid" and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

      For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

                               PORTFOLIO TURNOVER

The portfolio turnover rates for Large Cap Select Fund, Small-Mid Cap Core Fund, Total Return Bond Fund, Intermediate Government Bond Fund, and U. S. Government Mortgage Fund were significantly higher during the fiscal year ended September 30, 2005 than during the fiscal year ended September 30, 2004.

   - Large Cap Select Fund's portfolio turnover rate increased from 67% to 176%. This increase is primarily attributable to a significant reduction during the course of the year in the number of securities held in the portfolio.

   - Small-Mid Cap Core Fund's portfolio turnover rate increased from 51% to 197%. This increase is attributable primarily to the change in the investment strategies of the Fund (formerly called the Technology Fund) from investing primarily in technology stocks to investing primarily in stocks of small and mid cap companies.

   - Total Return Bond Fund's portfolio turnover rate increased from 132% to 285%. This increase is attributable primarily to the change in the investment strategies of the Fund (formerly called the Corporate Bond
      Fund) from investing primarily in corporate debt obligations to investing primarily in a broader range of debt obligations, as described in the Fund's prospectuses.

   - Intermediate Government Bond Fund's portfolio turnover rate increased from 53% to 161%. This was a result of both significant Fund redemptions and a strategic repositioning of the Fund's portfolio.

   - U.S. Government Mortgage Fund's portfolio turnover rate increased from 127% to 251%. Because specified pools of mortgage-backed securities generally traded at expensive valuations during much of the fiscal year, the Fund focused on purchasing to-be-announced (TBA) positions and rolling those positions forward from month to month, rather than taking delivery, which increased portfolio turnover. In addition, the Fund invested significantly in commercial paper and shorter duration mortgage-backed securities, which also contributed to the increased portfolio turnover rate.

                                   FUND NAMES

      With respect to any Fund that has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, whereby at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) must be invested in a strategy suggested by the Fund's name, a policy has been adopted by the Funds to provide shareholders with at least 60 days notice in the event of a planned change to the investment strategy. Such notice to shareholders will meet the requirements of Rule 35d-1(c).




                        DISCLOSURE OF PORTFOLIO HOLDINGS

PUBLIC DISCLOSURE

      Each Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each fund's annual and semi-annual reports on form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the relevant Fund's fiscal quarter. In addition, the First American Fund Family makes complete portfolio holdings information publicly available for all First American Funds other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund (the "Index Funds," series of FAIF), and the series of FAF (the "Money Market Funds"), which are money market funds, by posting the information on the First American Funds website on a quarterly basis. The Funds will attempt to post such information within ten days of the quarter end. Until such time as it is posted, it will be Nonpublic Holdings Information, as defined below, and subject to the Funds' procedures regarding the disclosure of Nonpublic Holdings Information.

NONPUBLIC DISCLOSURE


      The Funds' board of directors has adopted policies and procedures (the "Disclosure Policies"), which prohibit the release of information concerning portfolio holdings, or information derived therefrom ("Nonpublic Holdings Information"), that has not been made public through SEC filings or the website. Different exceptions to this prohibition are made depending on the type of third party that receives the Nonpublic Holdings Information. The Disclosure Policies are designed to prevent the use of portfolio holdings information to trade against the Funds, or otherwise use the information in a way that would harm the Funds, and to prevent selected investors from having nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.


      Because the portfolios of the Index Funds generally mirror the composition of published indices, the Index Funds are not subject to the Disclosure Policies. In addition, the Money Market Funds are not subject to the Disclosure Policies because these Funds hold only short-term money market securities that generally do not vary significantly in value over short periods of time. Because of the types of securities held by the foregoing Funds, such Funds' portfolio holdings information would not be subject to the types of misuses that the Disclosure Policies are designed to prevent.

      Disclosure within the Advisor and to Fund Directors. Nonpublic Holdings Information and information derived therefrom may be provided to any individuals employed by the Advisor and who have a need to know the information, such as investment, compliance, and treasury personnel, without prior approval. The Advisor's employees are bound by the Disclosure Policies and by the Advisor's Code of Ethics which precludes them from trading on the basis of Nonpublic Holdings Information.

      Nonpublic Holdings Information and information derived therefrom also may be provided to directors of the First American Funds and their service providers, such as counsel, as part of the materials for regular or special Board of Directors meetings without prior approval. These parties have pre-existing fiduciary duties or duties of confidentiality arising from the Funds' Code of Ethics or from established rules of professional responsibility and ethical conduct. These parties are not required to enter into written confidentiality agreements prior to receipt of Nonpublic Holdings Information, and therefore, the fund would be precluded from pursuing a breach of contract claim against such a party if that party misused Nonpublic Holdings Information.

      Disclosure to Fund Service Providers and Prospective Service Providers. Nonpublic Holdings Information may be provided to organizations that provide or propose to provide services to the First American Funds, such as sub-advisors, custodians, administrators, transfer agents, securities lending agents, outside accountants, outside counsel, entities that provide Class B share financing, proxy voting organizations, financial printers, pricing services and the like, provided that such organization has entered into a written agreement with the Funds to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of such information. Before Nonpublic Holdings Information is provided to a new service provider or a prospective service provider, the Director of FAF Advisors' Product Marketing Group must approve the provision of the information as being made strictly on a need to know basis and in the best interest of the fund involved. Any such determination made during a calendar quarter shall be reported to the Chief Compliance Officer within 10 days of the end of the quarter, and shall be subject to Compliance oversight.


      Ongoing Arrangements. The Funds currently provide Nonpublic Holdings Information on a weekly basis to an entity that provides Class B share financing to the Funds, and Nonpublic Holdings Information is provided on a quarterly basis to an entity that provides post-trade execution analysis with respect to securities trades made for the Funds.


      Disclosure to Investors, Prospective Investors, and Investor Consultants. Nonpublic Holdings Information may not be provided to investors, prospective investors or investor consultants without prior approval of the Funds' Chief Compliance Officer. The Chief Compliance Officer will only approve such disclosure after (1) concluding that disclosure is in the best interests of the relevant Fund and its shareholders, (2) considering any conflict of interest between the Fund and its shareholders on the one hand and the Fund's advisor and the advisor's affiliates on the other hand, and (3) the recipient has agreed in writing to maintain the confidentiality of the Nonpublic Holdings Information and not to trade on the basis of any such information that is material nonpublic information. If the Chief Compliance Officer determines that there is a conflict of interest between the Fund and its shareholders on the one hand and the Fund's advisor or the advisor's affiliates on the other hand, he or she will approve such disclosure only if he or she determines that such conflict is materially mitigated by the execution of a confidentiality agreement and that, despite such conflict of interest, disclosure is in the best interests of the relevant Fund and its shareholders. The Funds' Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the relevant Fund and its shareholders.



      Disclosure to Fund Ranking and Ratings Organizations. Nonpublic Holdings Information may be provided to organizations that provide mutual fund rankings and ratings, such as Morningstar, Lipper, Moody's, and Standard & Poor's, and to entities that provide investment coverage and/or analytical information regarding a Fund's portfolio, provided that the recipient has entered into a written agreement with the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information. Before Nonpublic Holdings Information is provided to a new ranking or rating organization or entity that provides investment coverage and/or analytical information, the Director of FAF Advisors' Product Marketing Group must approve the provision of the information as being made strictly on a need to know basis and in the best interest of the fund involved. Any such determination made during a calendar quarter shall be reported to the Chief Compliance Officer within 10 days of the end of the quarter, and shall be subject to Compliance oversight.


      Disclosure as Required by Applicable Law. Undisclosed Holdings Information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

      Disclosure of Limited Holdings. Portfolio managers, analysts and other personnel of the Advisor and any sub-advisor may discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of fund shares or their representatives. In no case will a material number of portfolio holdings be provided that have not yet been posted on the First American Funds website or filed with the SEC unless the recipient has agreed in writing to maintain the confidentiality of such information and not to trade on the basis of any such information which is material nonpublic information. Materiality is a subjective judgment, however, and there is a risk that information deemed immaterial by the portfolio manager, analyst, or other employee of the Advisor could be used in a manner adverse to a Fund ad its shareholders. In addition, brokers and dealers may be provided with individual portfolio holdings in order to obtain bids or bid and asked prices (if securities held by a Fund are not priced by the Fund's regular pricing services) or in connection with portfolio transactions.

      No Compensation or Consideration. Neither the Funds, nor their investment advisor or any sub-advisor or any affiliate of either, including the Chief Compliance Officer or his or her designee, will solicit or accept any compensation or other consideration in connection with the disclosure of Nonpublic Holdings Information.

      The Funds' Chief Compliance Officer must provide a quarterly report to the Funds' board of directors addressing exceptions to these policies and procedures, if any.

      Under the foregoing policies and procedures, in the event of the absence or unavailability of the Chief Compliance Officer, all of the obligations of the Chief Compliance Officer may be performed by his or her designee.

                        DIRECTORS AND EXECUTIVE OFFICERS


      The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. The Board of Directors is generally responsible for the overall operation and management of FAIF. Each of the Directors in an independent director.


INDEPENDENT DIRECTORS

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN        OTHER
NAME,            POSITION(S)      TERM OF OFFICE          PRINCIPAL OCCUPATION(S)            FUND         DIRECTORSHIPS
ADDRESS, AND         HELD          AND LENGTH OF                  DURING               COMPLEX OVERSEEN     HELD BY
YEAR OF BIRTH     WITH FUND         TIME SERVED                PAST 5 YEARS              BY DIRECTOR       DIRECTOR*
--------------    ----------  ----------------------   ----------------------------   -----------------   -------------
Benjamin R.       Director    Term expiring earlier    Retired; Senior Financial      First American            None
Field III,                    of death, resignation,   Advisor, Bemis Company, Inc.   Funds Complex:
P.O. Box 1329,                removal,                 from May 2002 to March 2003;   eleven registered
Minneapolis,                  disqualification, or     Senior Vice President, Chief   investment
Minnesota                     successor duly elected   Financial Officer and          companies,
55440-1329                    and qualified.           Treasurer, Bemis Company,      including 55
(1938)                        Director of FAIF since   through April 2002             portfolios.
                              September 2003.

Roger A.          Director    Term expiring earlier    Retired; Vice President,       First American            None
Gibson,                       of death, resignation,   Cargo - United Airlines,       Funds Complex:
P.O. Box 1329,                removal,                 from July 2001 through July    eleven registered
Minneapolis,                  disqualification, or     2004; Vice President, North    investment
Minnesota                     successor duly elected   America-Mountain Region for    companies,
55440-1329                    and qualified.           United Airlines prior to       including 55
(1946)                        Director of FAIF since   July 2001).                    portfolios.
                              October 1997.

Victoria J.       Director    Term expiring earlier    Investment consultant and      First American            None
Herget,                       of death, resignation,   non-profit board member        Funds Complex:
P.O. Box 1329,                removal,                 since 2001; Managing           eleven registered
Minneapolis,                  disqualification, or     Director of Zurich Scudder     investment
Minnesota                     successor duly elected   Investments through 2001.      companies,
55440-1329                    and qualified.                                          including 55
(1951)                        Director of FAIF since                                  portfolios.
                              September 2003.

Leonard W.        Director    Term expiring earlier    Owner, Executive and           First American            None
Kedrowski,                    of death, resignation,   Management Consulting, Inc.,   Funds Complex:
P.O. Box 1329,                removal,                 a management consulting        eleven registered
Minneapolis,                  disqualification, or     firm; Board member, GC         investment
Minnesota                     successor duly elected   McGuiggan Corporation (dba     companies,
55440-1329                    and qualified.           Smyth Companies), a label      including 55
(1941)                        Director of FAIF since   printer; former Chief          portfolios.
                              November 1993.           Executive Officer, Creative
                                                       Promotions International,
                                                       LLC, a promotional award
                                                       programs and products
                                                       company, through October
                                                       2003; Advisory Board Member,
                                                       Designer Doors, a
                                                       manufacturer of designer
                                                       doors, through 2002.

Richard K.        Director    Term expiring earlier    Retired; Director, President   First American         Cleveland-Cliffs
Riederer,                     of death, resignation,   and Chief Executive Officer,   Funds Complex:         Inc. (a
P.O. Box 1329,                removal,                 Weirton Steel through 2001.    eleven registered      producer of
                              disqualification, or                                    investment

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN        OTHER
NAME,            POSITION(S)      TERM OF OFFICE          PRINCIPAL OCCUPATION(S)            FUND         DIRECTORSHIPS
ADDRESS, AND         HELD          AND LENGTH OF                  DURING               COMPLEX OVERSEEN     HELD BY
YEAR OF BIRTH     WITH FUND         TIME SERVED                PAST 5 YEARS              BY DIRECTOR       DIRECTOR*
--------------    ----------  ----------------------   ----------------------------   -----------------   -------------
Minneapolis,                  successor duly elected                                  companies,             iron ore
Minnesota                     and qualified.                                          including 55           pellets)
55440-1329                    Director of FAIF since                                  portfolios.
(1944)                        August 2001.

Joseph D.         Director    Term expiring earlier    Attorney At Law, Owner and     First American         None
Strauss,                      of death, resignation,   President, Strauss             Funds Complex:
P.O. Box 1329,                removal,                 Management Company, a          eleven registered
Minneapolis,                  disqualification, or     Minnesota holding company      investment
Minnesota                     successor duly elected   for various organizational     companies,
55440-1329                    and qualified.           management business            including 55
(1940)                        Director of FAIF since   ventures; Owner, Chairman      portfolios.
                              September 1991.          and Chief Executive Officer,
                                                       Community Resource
                                                       Partnerships, Inc., a
                                                       strategic planning,
                                                       operations management,
                                                       government relations,
                                                       transportation planning and
                                                       public relations
                                                       organization; Owner,
                                                       Chairman and Chief Executive
                                                       Officer, Excensus(TM) LLC, a
                                                       strategic demographic
                                                       planning and application
                                                       development firm, since 2001.

Virginia L.       Chair;      Chair term three         Owner and President,           First American         None
Stringer,         Director    years.  Director term    Strategic Management           Funds Complex:
P.O. Box 1329,                expiring earlier of      Resources, Inc.,  a            eleven registered
Minneapolis,                  death, resignation,      management consulting firm;    investment
Minnesota                     removal,                 Executive Consultant for       companies,
55440-1329                    disqualification, or     State Farm Insurance Cos.      including 55
(1944)                        successor duly elected                                  portfolios.
                              and qualified. Chair
                              of FAIF's Board since
                              September 1997;
                              Director of FAIF since
                              September 1987.

James M. Wade,    Director    Term expiring earlier    Owner and President, Jim       First American         None
P.O. Box 1329,                of death, resignation,   Wade Homes, a homebuilding     Funds Complex:
Minneapolis,                  removal,                 company, since 1999.           eleven registered
Minnesota                     disqualification, or                                    investment
55440-1329                    successor duly elected                                  companies,
(1943)                        and qualified.                                          including 55
                              Director of FAIF since                                  portfolios.
                              August 2001.

----------------------
* Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

EXECUTIVE OFFICERS


                                            TERM OF OFFICE
NAME, ADDRESS, AND      POSITION(S) HELD     AND LENGTH OF
YEAR OF BIRTH              WITH FUND          TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------     ----------------  -----------------    ------------------------------------------------------
Thomas S. Schreier,     President         Re-elected by the    Chief Executive Officer of FAF Advisors, Inc. since
Jr., FAF Advisors,                        Board annually;      May 2001; Chief Executive Officer of First American
Inc.,                                     President of FAIF    Asset Management from December 2000 to May 2001 and of
800 Nicollet Mall,                        since February       Firstar Investment & Research Management Company from
Minneapolis,                              2001.                February 2001 to May 2001; prior thereto, Senior
Minnesota 55402                                                Managing Director and Head of Equity Research of U.S.
(1962) *                                                       Bancorp Piper Jaffray.

Mark S. Jordahl,        Vice President    Re-elected by the    Chief Investment Officer of FAF Advisors, Inc. since
FAF Advisors, Inc.      - Investments     Board annually;      September 2001; President and Chief Investment
800 Nicollet Mall,                        Vice President -     Officer, ING Investment Management - Americas,
Minneapolis,                              Investments of       September 2000 to June 2001; prior thereto, Senior
Minnesota 55402                           FAIF since           Vice President and Chief Investment Officer, ReliaStar
(1960) *                                  September 2001.      Financial Corp.

                                            TERM OF OFFICE
NAME, ADDRESS, AND      POSITION(S) HELD     AND LENGTH OF
YEAR OF BIRTH              WITH FUND          TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------     ----------------  -----------------    ------------------------------------------------------
Jeffery M. Wilson,      Vice President    Re-elected by the    Senior Vice President of FAF Advisors, Inc. since May
FAF Advisors, Inc.      - Administration  Board annually;      2001; prior thereto, Senior Vice President of First
800 Nicollet Mall,                        Vice President -     American Asset Management.
Minneapolis,                              Administration of
Minnesota 55402                           FAIF since March
(1956) *                                  2000.

Charles D. Gariboldi,   Treasurer         Re-elected by the    Mutual Funds Treasurer, FAF Advisors, Inc., since
FAF Advisors, Inc.                        Board annually;      October 2004; prior thereto, Vice President for
800 Nicollet Mall,                        Treasurer of FAIF    investment accounting and fund treasurer of Thrivent
Minneapolis,                              Since December       Financial for Lutherans.
Minnesota 55402                           2004.
(1959) *

Jill M. Stevenson,      Assistant         Re-elected by the    Assistant Treasurer, FAF Advisors, Inc. since
U.S. Bancorp Asset      Treasurer         Board annually;      September 2005; Director, Senior Project Manager, FAF
Management, Inc.                          Assistant            Advisors, Inc. from May 2003 to September 2005; prior
800 Nicollet Mall,                        Treasurer of FAIF    thereto, Vice President, Director of Operations,
Minneapolis, MN 55402                     since September      Paladin Investment Associates, LLC.
(1965)*                                   2005.

David H. Lui,           Chief Compliance  Re-elected by the    Chief Compliance Officer of FAF Advisors, Inc. since
U.S. Bancorp Asset      Officer           Board annually;      March 2005; Chief Compliance Officer, Franklin
Management, Inc.                          Chief Compliance     Advisors, Inc. and Chief Compliance Counsel, Franklin
800 Nicollet Mall,                        Officer of FAIF      Templeton Investments from March 2004 to March 2005;
Minneapolis, MN 55402                     since                prior thereto, Vice President, Charles Schwab & Co.,
(1960) *                                  March 2005.          Inc.

Kathleen L.             Secretary         Re-elected by the    Deputy General Counsel, FAF Advisors, Inc., since
Prudhomme,                                Board annually;      November 2004; prior thereto, Partner, Dorsey &
FAF Advisors, Inc.                        Secretary of FAIF    Whitney LLP, a Minneapolis- based law firm.
800 Nicollet Mall,                        since December
Minneapolis,                              2004; Assistant
Minnesota 55402                           Secretary of FAIF
(1953) *                                  from September
                                          1998 through
                                          December 2004.

Brett L. Agnew,         Assistant         Re-elected by the    Attorney, FAF Advisors, Inc., since August 2004;
FAF Advisors, Inc.      Secretary         Board annually;      Senior Counsel, Thrivent Financial for Lutherans from
800 Nicollet Mall                         Assistant            2001 to August 2004; prior thereto, consultant,
Minneapolis, Minnesota                    Secretary of FAIF    Principal Financial Group.
55402 (1971)*                             since December
                                          2004.

James D. Alt,           Assistant         Re-elected by the    Partner, Dorsey & Whitney LLP, a Minneapolis-based law
50 South Sixth          Secretary         Board annually;      firm.
Street, Suite 1500,                       Assistant
Minneapolis,                              Secretary of FAIF
Minnesota 55402 (1951)                    since December
                                          2004; Secretary of
                                          FAIF from June
                                          2002 through
                                          December 2004;
                                          Assistant
                                          Secretary of FAIF
                                          from September
                                          1998 through June
                                          2002.

James R. Arnold,        Assistant         Re-elected by the    Vice President, U.S. Bancorp Fund Services, LLC since
615 E. Michigan         Secretary         Board annually;      March 2002; Senior Administration Services Manager,
Street, Milwaukee, WI                     Assistant            UMB Fund Services, Inc. through March 2002.
53202 (1957)*                             Secretary of FAIF
                                          since June 2003.

Douglas G. Hess,        Assistant         Re-elected by the    Vice President, U.S. Bancorp Fund Services, LLC since
615 E. Michigan         Secretary         Board annually;      November 2002; prior thereto, Assistant Vice
Street, Milwaukee, WI                     Assistant            President, Fund Compliance Administrator, U.S. Bancorp
53202 (1967) *                            Secretary of FAIF    Fund Services LLC.
                                          since September
                                          2001.

---------------------

* Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui, Agnew, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment advisor and administrator for FAIF. Messrs. Arnold and Hess are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FAIF.


STANDING COMMITTEES OF THE BOARD OF DIRECTORS

      There are currently three standing committees of the FAIF Board of
Directors: Audit Committee, Pricing Committee and Governance Committee.

                                                                                             NUMBER OF FUND    NUMBER OF FUND
                                                                                                COMPLEX           COMPLEX
                                                                                               COMMITTEE         COMMITTEE
                                                                                             MEETINGS HELD     MEETINGS HELD
                                                                                             DURING FAIF'S     DURING FAIF'S
                                                                                              FISCAL YEAR      FISCAL PERIOD
                             COMMITTEE FUNCTION                     COMMITTEE MEMBERS        ENDED 9/30/05     ENDED 10/31/05
               ----------------------------------------------     ---------------------      --------------    --------------
Audit          The purposes of the Committee are (1) to            Leonard W. Kedrowski            7                 1
Committee      oversee the Funds' accounting and financial               (Chair)
               reporting policies and practices, their            Benjamin R. Field III
               internal controls and, as appropriate, the          Richard K. Riederer
               internal controls of certain service                Virginia L. Stringer
               providers; (2) to oversee the quality of the            (ex-officio)
               Funds' financial statements and the
               independent audit thereof; (3) to assist Board
               oversight of the Funds' compliance with legal
               and regulatory requirements; and (4) to act as
               a liaison between the Funds' independent
               auditors and the full Board of Directors.  The
               Audit Committee, together with the Board of
               Directors, has the ultimate authority and
               responsibility to select, evaluate and, where
               appropriate, replace the outside auditor (or
               to nominate the outside auditor to be proposed
               for shareholder approval in any proxy
               statement).

Pricing        The Committee is responsible for valuing          Roger A. Gibson (Chair)           3                 0
Committee      portfolio securities for which market                  James M. Wade
               quotations are not readily available, pursuant     Benjamin R. Field III
               to procedures established by the Board of           Virginia L. Stringer
               Directors.                                              (ex-officio)

Governance     The Committee has responsibilities relating      Joseph D. Strauss (Chair)          4                 1
Committee      to (1) Board and Committee composition                 James M. Wade
               (including, interviewing and recommending to         Victoria J. Herget
               the Board nominees for election as directors;       Virginia L. Stringer
               reviewing the independence of all independent           (ex-officio)
               directors; reviewing Board composition to
               determine the appropriateness of adding
               individuals with different backgrounds or
               skills; reporting to the Board on which
               current and potential members of the Audit
               Committee qualify as Audit Committee Financial
               Experts; recommending a successor to the Board
               Chair when a vacancy occurs; consulting with
               the Board Chair on Committee assignments; and
               in anticipation of the Board's request for
               shareholder approval of a slate of directors,
               recommending to the Board the slate of
               directors to be presented for Board and
               shareholder approval); (2) Committee structure
               (including, at least annually, reviewing each
               Committee's structure and membership and
               reviewing each Committee's charter and
               suggesting changes thereto); (3) director
               education (including developing an annual
               education calendar; monitoring independent
               director attendance at educational seminars
               and conferences; developing and conducting
               orientation sessions for new independent
               directors; and managing the Board's education
               program in a cost-effective manner); and (4)
               governance practices (including reviewing and
               making recommendations regarding director
               compensation and director expenses; monitoring
               director investments in the Funds; monitoring
               compliance with director retirement policies;
               reviewing compliance with the prohibition from

                                                                                             NUMBER OF FUND    NUMBER OF FUND
                                                                                                COMPLEX           COMPLEX
                                                                                               COMMITTEE         COMMITTEE
                                                                                             MEETINGS HELD     MEETINGS HELD
                                                                                             DURING FAIF'S     DURING FAIF'S
                                                                                              FISCAL YEAR      FISCAL PERIOD
                             COMMITTEE FUNCTION                     COMMITTEE MEMBERS        ENDED 9/30/05     ENDED 10/31/05
               ----------------------------------------------     ---------------------      --------------    --------------
               serving on the board of directors of mutual
               funds that are not part of the First American
               Fund Complex; if requested, assisting the
               Board Chair in overseeing self-evaluation
               process; in collaboration with outside
               counsel, developing policies and procedures
               addressing matters which should come before
               the Committee in the proper exercise of its
               duties; reviewing the Board's adherence to
               industry "best practices;" reviewing and
               recommending changes in Board governance
               policies, procedures and practices; reporting
               the Committee's activities to the Board and
               making such recommendations; reviewing and, as
               appropriate; recommending that the Board make
               changes to the Committee's charter).




      In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

      The Governance Committee will consider shareholder recommendations for director nominees in the event there is a vacancy on the Board of Directors or in connection with any special shareholders meeting which is called for the purpose of electing directors. FAIF does not hold regularly scheduled annual shareholders meetings. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

      A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

   - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

   - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

   - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

   - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

   The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a shareholders meeting called for the purpose of electing directors.

FUND SHARES OWNED BY THE DIRECTORS

      The information in the table below discloses the dollar ranges of (i) each Director's beneficial ownership in FAIF, and (ii) each Director's aggregate beneficial ownership in all funds within the First American Funds complex.

                                                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
    NAME OF DIRECTOR        DOLLAR RANGE OF EQUITY SECURITIES IN FAIF          IN THE FIRST AMERICAN FUNDS COMPLEX*
---------------------       -----------------------------------------      -------------------------------------------
Benjamin R. Field III                   $10,001-$ 50,000                                    Over $100,000
Roger A. Gibson                            Over $100,000                                    Over $100,000
Victoria J. Herget                         Over $100,000                                    Over $100,000
Leonard W. Kedrowski                                None                                    Over $100,000
Richard K. Riederer                        Over $100,000                                    Over $100,000
Joseph D. Strauss                          Over $100,000                                    Over $100,000
Virginia L. Stringer                       Over $100,000                                    Over $100,000
James M. Wade                              Over $100,000                                    Over $100,000

----------
* The dollar range disclosed is based on the value of the securities as of September 30, 2005.

      As of October 31, 2005, none of the independent Directors or their immediate family members owned, beneficially, or of record, any securities in
(i) an investment advisor or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly of indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

COMPENSATION


      The First American Family of Funds, which includes FAIF, FAF, FASF, and FACEF, currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $40,000 ($60,000, increasing to $80,000 effective January 1, 2006, in the case of the Chair). The Fund Review Liaison receives an additional annual retainer of $10,000, increasing to $15,000 effective January 1, 2006. In addition, directors are paid the following fees for attending Board and committee meetings:


      - $5,000 per day for in-person attendance at Board of Directors meetings ($7,500, increasing to $10,000 effective January 1, 2006, in the case of the Chair);

      - $2,500 per day for telephonic attendance at Board of Directors meetings ($3,750, increasing to $5,000 effective January 1, 2006, in the case of the Chair);

      - $2,500 for in-person attendance at any committee meeting ($3,750 in the case of the committee chair, increasing to $4,250 for the Audit Committee Chair effective January 1, 2006);

      - $1,250 for telephonic attendance at any committee meeting ($1,875 in the case of the committee chair, increasing to $2,125 for the Audit Committee Chair effective January 1, 2006); and

      - $2,500 for in-person attendance at any opening executive session ($3,750, increasing to $5,000 effective January 1, 2006, in the case of the Chair).

      Directors also receive $2,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified in this paragraph are allocated among the funds in the First American Family of Funds.

      The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

      Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which James D. Alt, Assistant Secretary of FAIF, FAF, FASF, and FACEF, is a partner.


      The following tables set forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by FAIF, FAF, FASF, and FACEF collectively (column 5). The first table provides such information for the fiscal year ended September 30, 2005, and the second table provides such information for the fiscal period ended October 31, 2005. No executive officer or affiliated person of FAIF received any compensation from FAIF in excess of $60,000 during such fiscal year or fiscal period.

Compensation During Fiscal Year Ended September 30, 2005


                                                                  PENSION OR
                                              AGGREGATE           RETIREMENT                             TOTAL COMPENSATION
                                            COMPENSATION     BENEFITS ACCRUED AS    ESTIMATED ANNUAL     FROM REGISTRANT AND
                                                FROM             PART OF FUND         BENEFITS UPON     FUND COMPLEX PAID TO
NAME OF PERSON, POSITION                   REGISTRANT (1)          EXPENSES            RETIREMENT           DIRECTORS (2)
--------------------------------------     --------------    -------------------    ----------------    --------------------
Benjamin R. Field III, Director              $ 51,775               -0-                   -0-               $ 144,375
Roger A. Gibson, Director                      46,390               -0-                   -0-                 132,500
Victoria J. Herget, Director                   45,723               -0-                   -0-                 127,500
Leonard W. Kedrowski, Director                 51,581               -0-                   -0-                 158,125
Richard K. Riederer, Director                  48,413               -0-                   -0-                 135,000
Joseph D. Strauss, Director                    41,689               -0-                   -0-                 116,250
Virginia L. Stringer, Director & Chair         81,136               -0-                   -0-                 226,250
James M. Wade, Director                        44,826               -0-                   -0-                 125,000


----------
(1) Included in the Aggregate Compensation from Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below. Pursuant to this Plan, compensation was deferred for the following directors:
Roger A. Gibson, $11,336; and Leonard W. Kedrowski, $51,581.

(2) Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger A. Gibson, $34,750; and Leonard W. Kedrowski, $158,125.

Compensation During Fiscal Period Ended October 31, 2005*

                                                              PENSION OR
                                           AGGREGATE          RETIREMENT                             TOTAL COMPENSATION
                                         COMPENSATION    BENEFITS ACCRUED AS    ESTIMATED ANNUAL     FROM REGISTRANT AND
                                             FROM            PART OF FUND         BENEFITS UPON     FUND COMPLEX PAID TO
NAME OF PERSON, POSITION                  REGISTRANT           EXPENSES            RETIREMENT           DIRECTORS (1)
--------------------------------------   ------------    -------------------    ----------------    --------------------
Benjamin R. Field III, Director             $  560              -0-                   -0-                $ 2,500
Roger A. Gibson, Director                        0              -0-                   -0-                      0
Victoria J. Herget, Director                   560              -0-                   -0-                  2,500
Leonard W. Kedrowski, Director                   0              -0-                   -0-                  3,750
Richard K. Riederer, Director                  560              -0-                   -0-                  2,500
Joseph D. Strauss, Director                    841              -0-                   -0-                  3,750
Virginia L. Stringer, Director & Chair       1,121              -0-                   -0-                  5,000
James M. Wade, Director                        560              -0-                   -0-                  2,500

----------
* The amounts are for a one month period because, effective October 1, 2005, the fiscal year end of the Equity Funds changed from September 30 to October 31.

(1) Included in the Total Compensation are amounts deferred for the following director pursuant to the Deferred Compensation Plan: Leonard W. Kedrowski, $3,750.

SALES LOADS

      Directors of the Funds and certain other Fund affiliates may purchase the Funds' Class A shares at net asset value without a sales charge. See the Class A share prospectuses for details.

                                 CODE OF ETHICS


      First American Investment Funds, Inc., FAF Advisors, Inc., J.P. Morgan Investment Management, Inc. and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.


                              PROXY VOTING POLICIES

      The policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities are set forth in Appendix B.

              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISOR


      FAF Advisors, Inc. (the "Advisor"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank National Association ("U.S. Bank"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At September 30, 2005, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $207 billion, consolidated deposits of $121 billion and shareholders' equity of $19.9 billion.


      Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "Advisory Agreement"), as amended, the Funds engaged U.S. Bank, through its First American Asset Management division ("FAAM"), to act as investment Advisor for, and to manage the investment of, the Funds' assets. The Advisory Agreement was assigned to the Advisor on May 2, 2001. The monthly fees paid to the Advisor are calculated on an annual basis based on each Fund's average daily net assets (before any waivers), as set forth in the table below:

FUND                                                GROSS ADVISORY FEE %
---------------------------------------             --------------------
Balanced Fund (1)                                            0.65
Equity Income Fund (1)                                       0.65
Equity Index Fund                                            0.25
International Fund                                           1.00
Large Cap Growth Opportunities Fund (1)                      0.65
Large Cap Select Fund (1)                                    0.65
Large Cap Value Fund (1)                                     0.65
Mid Cap Growth Opportunities Fund                            0.70
Mid Cap Index Fund                                           0.25
Mid Cap Value Fund                                           0.70
Real Estate Securities Fund                                  0.70
Small Cap Growth Opportunities Fund                          1.00
Small Cap Index Fund                                         0.40
Small Cap Select Fund                                        0.70
Small Cap Value Fund                                         0.70
Small-Mid Cap Core Fund                                      0.70
Core Bond Fund                                               0.50
High Income Bond Fund                                        0.70
Inflation Protected Securities Fund                          0.50
Intermediate Government Bond Fund                            0.50
Intermediate Term Bond Fund                                  0.50
Short Term Bond Fund                                         0.50
Total Return Bond Fund                                       0.60
U.S. Government Mortgage Fund                                0.50
Arizona Tax Free Fund                                        0.50
California Intermediate Tax Free Fund                        0.50
California Tax Free Fund                                     0.50
Colorado Intermediate Tax Free Fund                          0.50
Colorado Tax Free Fund                                       0.50
Intermediate Tax Free Fund                                   0.50
Minnesota Intermediate Tax Free Fund                         0.50
Minnesota Tax Free Fund                                      0.50
Missouri Tax Free Fund                                       0.50
Nebraska Tax Free Fund                                       0.50

FUND                                                GROSS ADVISORY FEE %
---------------------------------                   --------------------
Ohio Tax Free Fund                                           0.50
Oregon Intermediate Tax Free Fund                            0.50
Short Tax Free Fund                                          0.50
Tax Free Fund                                                0.50

----------
(1) The Advisor has agreed to a breakpoint schedule with each of Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Balanced Fund and Equity Income Fund. The advisory fee paid separately by each of these Funds will be based on an annual rate of 0.65% for the first $3 billion of each Fund's average daily net assets; 0.625% for average daily net assets in excess of $3 billion up to $5 billion; and 0.60% for average daily net assets in excess of $5 billion.

      The Advisory Agreement requires the Advisor to arrange, if requested by FAIF, for officers or employees of the Advisor to serve without compensation from the Funds as directors, officers, or employees of FAIF if duly elected to such positions by the shareholders or directors of FAIF. The Advisor has the authority and responsibility to make and execute investment decisions for the Funds within the framework of the Funds' investment policies, subject to review by the Board of Directors of FAIF. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Funds, including the Funds' distributor, shareholder services agent, custodian, and accounting agent, and for periodically reporting to FAIF's Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Funds with the necessary personnel, office facilities, and equipment to service the Funds' investments and to discharge its duties as investment advisor of the Funds.

      In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FAIF may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the Board of Directors or the investment objectives and policies of the Funds. The Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

      The Advisor may agree to a voluntary fee waiver for each of the Funds, which will be set forth in the Funds' Prospectuses. Any such fee waiver (or reimbursement) may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

      The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years ended September 30, 2003, September 30, 2004 and September 30, 2005:

                                            FISCAL YEAR ENDED              FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                           SEPTEMBER 30, 2003             SEPTEMBER 30, 2004           SEPTEMBER 30, 2005
                                       ADVISORY FEE   ADVISORY FEE    ADVISORY FEE   ADVISORY FEE    ADVISORY FEE    ADVISORY FEE
FUND                                  BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS
Balanced Fund                           $3,416,445     $2,454,307      $ 3,261,636    $ 2,528,768     $ 2,747,045    $ 2,104,943
Equity Income Fund                       8,448,582      7,812,042       10,636,375      9,935,906      10,284,500      9,759,128
Equity Index Fund                        4,477,869      1,180,690        5,835,976      1,723,397       5,858,708      1,779,295
International Fund (1)                   9,391,492      8,957,868       13,784,524     13,225,083      15,077,170     14,552,447
Large Cap Growth Opportunities Fund      5,973,259      5,508,012        8,839,928      8,260,181       7,470,692      7,087,457
Large Cap Select Fund (2)                  197,517        161,978        1,488,244      1,328,926       1,894,466      1,751,496
Large Cap Value Fund                     6,671,278      6,157,055        7,546,808      7,051,652       6,703,192      6,356,607
Mid Cap Growth Opportunities Fund        7,700,514      7,148,287       10,029,275      9,416,473      10,195,633      9,692,573
Mid Cap Index Fund                         551,304        347,930          799,515        637,915         913,405        666,608

                                       ADVISORY FEE   ADVISORY FEE    ADVISORY FEE   ADVISORY FEE    ADVISORY FEE    ADVISORY FEE
FUND                                  BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS
Mid Cap Value Fund                      $2,154,273    $  1,981,575    $  3,023,060    $  2,809,423    $  4,050,694  $  3,810,530
Real Estate Securities Fund              1,159,617       1,079,074       2,612,026       2,505,417       4,277,161     4,154,891
Small Cap Growth Opportunities
Fund (3)                                 4,509,985       4,372,989       6,773,068       6,638,435       4,085,643     3,920,499
Small Cap Index Fund                       418,569         265,500         624,789         484,265         731,783       494,986
Small Cap Select Fund                    6,035,712       5,672,791       7,653,787       7,276,014       6,006,250     5,746,220
Small Cap Value Fund                     2,997,579       2,892,917       3,306,333       3,219,016       3,008,995     2,921,971
Small-Mid Cap Core Fund                    700,359         635,864         812,682         748,601         596,654       524,272
Core Bond Fund                           9,437,834       7,536,710      10,397,487       8,279,291       9,589,647     7,731,034
High Income Bond Fund                    1,439,153       1,034,957       1,975,137       1,244,730       1,955,112     1,262,620
Inflation Protected Securities
Fund (4)                                         *               *               *               *         851,001       429,427
Intermediate Government Bond
Fund (5)                                 2,075,906       1,261,990         999,834         625,360         462,672       241,105
Intermediate Term Bond Fund              6,656,931       4,019,966       6,855,389       4,192,433       6,090,578     3,700,307
Short Term Bond Fund                     4,414,974       2,667,708       5,356,650       3,250,185       4,629,727     2,792,901
Total Return Bond Fund                   1,860,415       1,173,752       1,933,179       1,231,630       1,906,215     1,205,664
U.S. Government Mortgage Fund            1,336,653       1,046,815       1,315,094       1,035,024       1,045,505       778,959
Arizona Tax Free Fund                      134,196          32,870         106,250          27,884         111,211        14,587
California Intermediate Tax Free Fund      248,532         193,967         243,987         188,160         260,853       185,049
California Tax Free Fund                   136,356          38,931         135,803          44,112         148,437        30,415
Colorado Intermediate Tax Free Fund        359,525         282,033         297,609         230,918         253,564       179,438
Colorado Tax Free Fund                     149,937          47,921         126,942          40,006         110,238        15,779
Intermediate Tax Free Fund               3,610,455       2,853,507       3,522,898       2,845,195       3,325,912     2,648,506
Minnesota Intermediate Tax Free Fund     1,342,562       1,068,322       1,316,682       1,058,282       1,199,157       945,244
Minnesota Tax Free Fund                    964,312         754,109         886,204         703,049         832,082       644,138
Missouri Tax Free Fund                     976,566         793,098         935,310         745,050         904,784       702,403
Nebraska Tax Free Fund                     171,013          53,813         176,909          58,406         192,813        49,742
Ohio Tax Free Fund                         197,214          61,308         201,254          71,401         212,384        59,208
Oregon Intermediate Tax Free Fund          774,659         616,847         736,986         588,360         714,799       550,596
Short Tax Free Fund (5)                  1,704,608       1,020,852      2,1554,689       1,292,993       1,942,123     1,139,448
Tax Free Fund                            2,623,654       2,075,354       2,405,813       1,927,250       2,329,572     1,833,061


----------
*     Fund was not in operation during this fiscal year.


(1) Effective July 1, 2005, the fund's management fee decreased from 1.10% to 1.00%.


(2)   Commenced operations on January 31, 2003.

(3) Effective July 1, 2005, the fund's management fee decreased from 1.40% to 1.00%.


(4)   Commenced operations on October 1, 2004.


(5)   Commenced operations on October 25, 2002.

      The following table sets forth total advisory fees before waivers and after waivers for each of the Equity Funds for the fiscal period ended October 31, 2005. The amounts are for a one month period because, effective October 1, 2005, the Equity Funds' fiscal year end changed from September 30 to October 31.

                                             FISCAL PERIOD ENDED
                                              OCTOBER 31, 2005
                                       ADVISORY FEE   ADVISORY FEE
FUND                                  BEFORE WAIVERS  AFTER WAIVERS
Balanced Fund                           $  216,814     $  178,589
Equity Income Fund                         759,322        758,481
Equity Index Fund                          465,566        141,569
International Fund                       1,325,457      1,325,457
Large Cap Growth Opportunities Fund        534,262        533,114
Large Cap Select Fund                      183,947        183,420
Large Cap Value Fund                       482,140        481,417
Mid Cap Growth Opportunities Fund          941,568        938,554
Mid Cap Index Fund                          76,405         60,003
Mid Cap Value Fund                         396,962        395,891
Real Estate Securities Fund                381,673        381,196
Small Cap Growth Opportunities Fund        256,818        233,542
Small Cap Index Fund                        57,177         31,123
Small Cap Select Fund                      483,897        483,061
Small Cap Value Fund                       241,885        241,163
Small-Mid Cap Core Fund                     40,735         40,655

SUB-ADVISOR FOR INTERNATIONAL FUND


      Prior to December 9, 2004, Clay Finlay Inc. was the sub-advisor to the International Fund under an agreement with the Advisor dated July 1, 2001 (the "Clay Finlay Sub-advisory Agreement"). For its services to International Fund under the Clay Finlay Sub-advisory Agreement, Clay Finlay was paid a monthly fee by the Advisor calculated on an annual basis equal to 0.25% of the first $500 million of International Fund's average daily net assets and 0.10% of International Fund's average daily net assets in excess of $500 million.

      J.P. Morgan Investment Management Inc. ("J.P. Morgan") replaced Clay Finlay as the sub-advisor to the International Fund under an agreement with the Advisor and FAIF dated December 9, 2004 (the "J.P. Morgan Sub-advisory Agreement) and is responsible for the investment and reinvestment of the Fund's assets and the placement of brokerage transactions for the Fund. J.P. Morgan has been retained by the Advisor and is paid a portion of the advisory fee. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of September 30, 2005, J.P. Morgan and its affiliates had approximately $827 billion in assets under management. For its services to International Fund under the J.P. Morgan Sub-advisory Agreement, J.P. Morgan is paid a monthly fee by the Advisor equal on an annual basis to a percentage of the Fund's average daily net assets as set forth in the following table:

                                                    ADVISORY FEE AS A PERCENTAGE OF
                                                           AVERAGE NET ASSETS
On the first $100 million in assets                                0.34%
On the next $250 million in assets                                 0.30%
On the next $1.25 billion in assets                                0.24%
On all assets in excess of $1.6 billion                            0.22%

      The following table sets forth total sub-advisory fees before waivers and after waivers for the International Fund for the fiscal years/periods ended September 30, 2003, September 30, 2004 and September 30, 2005:

                                    FISCAL YEAR ENDED             FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                   SEPTEMBER 30, 2003             SEPTEMBER 30, 2004            SEPTEMBER 30, 2005
                              ADVISORY FEE   ADVISORY FEE    ADVISORY FEE    ADVISORY FEE   ADVISORY FEE    ADVISORY FEE
                             BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS
International Fund            $ 1,601,819    $   1,601,819    $ 2,007,134   $  2,007,134    $  3,376,482    $ 3,376,482

      The following table sets forth total sub-advisory fees before waivers and after waivers for the International Fund for the fiscal period ended October 31, 2005:

                                    FISCAL YEAR ENDED
                                    OCTOBER 31, 2005
                              ADVISORY FEE   ADVISORY FEE
                             BEFORE WAIVERS  AFTER WAIVERS
International Fund             $  339,262     $  339,262

ADDITIONAL PAYMENTS TO FINANCIAL INSTITUTIONS


      In addition to the sales charge payments and the distribution, service and transfer agency fees described in the prospectus and elsewhere in this Statement of Additional Information, the Advisor and/or the Distributor may make additional payments out of its own assets to selected institutions that sell shares of First American Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other institutions; hereinafter

"Institutions") under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.



      The amounts of these payments could be significant and may create an incentive for an Institution or its representatives to recommend or offer shares of the Funds or other First American Funds to its customers. The Institution may elevate the prominence or profile of the Funds within the Institution's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Institution's organization.



      These payments are made pursuant to agreements with Institutions and do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds' prospectuses and described above because they are not paid by the Funds.



      The categories of payments described below are not mutually exclusive, and a single Institution may receive payments under all categories.



Marketing Support Payments and Program Servicing Payments



      The Advisor and/or the Distributor may make payments for marketing support and/or program servicing to certain Institutions that are registered as holders or dealers of record for accounts in one or more of the First American Funds, or certain Institutions that sell First American Fund shares through retirement plans and other investment programs to compensate them for a variety of services they provide to such programs.



Marketing Support Payments. Services for which an Institution receives marketing support payments may include business planning assistance, advertising, educating the Institution's personnel about the First American Funds and shareholder financial planning needs, placement on the Institution's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Institution. In addition, Institutions may be compensated for enabling Fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Institution. The Advisor and/or the Distributor compensates Institutions differently depending upon, among other factors, sales and assets levels, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Institution.



      Marketing support payments typically apply to retail sales and assets but may apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs, in certain situations. The payments are negotiated and may be based on such factors as the number or value of shares that the Institution sells or may sell, the value of the assets invested in the Funds by the Institution's customers and/or other measures as determined from time to time by the Advisor and/or the Distributor. In addition, payments may include the reimbursement of ticket or operational charges (fees that an Institution charges its representatives for effecting transactions in Fund shares) and/or the payment of a lump sum for services provided.



Program Servicing Payments. Services for which an Institution receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Institution may perform program services itself or may arrange with a third party to perform program services.



      Program servicing payments typically apply to retirement plans or fee-based advisory programs but may apply to retail sales and assets, in certain situations. The payments are negotiated and are based on such factors as the type and nature of services or support furnished by the Institution. In addition, payments may include the reimbursement of ticket or operational charges (fees that an Institution charges its representatives for effecting transactions in Fund shares) and/or the payment of a lump sum for services provided.

      The Advisor and/or the Distributor may make one-time or periodic payments to selected Institutions receiving program servicing payments to reimburse printing costs for literature for participants, for account maintenance, for ticket charges of up to $25 per purchase or exchange order placed by an Institution, or for the establishment of First American Funds on the Institution's trading system. In addition, the Advisor and/or the Distributor, at the direction of a retirement plan's sponsor, may reimburse or pay direct expenses of the plan that would otherwise be payable by the plan. These payments may cause the aggregate amount of the payments to an Institution on an annual basis to exceed the basis point amount set forth below.



      Except as described in the foregoing paragraph, in the case of any one Institution, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Institution on an annual basis.



Other Payments



      From time to time, the Advisor and/or the Distributor, at its expense, may provide compensation to Institutions that sell or arrange for the sale of shares of the Fund(s), in addition to marketing support and program servicing payments described above. When not provided for in a marketing support or program servicing agreement, the Advisor and/or the Distributor may pay Institutions for enabling the Advisor and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Institution employees, client and investor events and other Institution-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Advisor and/or the Distributor makes payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.



      The Advisor and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various First American Funds and are afforded the opportunity to speak with portfolio managers. Invitations to these meetings are not conditioned on selling a specific number of shares. Those who have shown an interest in First American Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Advisor and/or the Distributor.



      Certain employees of the Advisor and its affiliates may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the First American Funds. The total compensation of employees who have marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the First American Funds. Other employees of the Advisor and its affiliates may receive a one-time referral fee from the Advisor and/or the Distributor for new business to the First American Funds based on a percentage of the annual revenue generated by the new client relationship. Such compensation will not exceed 10% of the annual revenue generated, up to a maximum of $10,000.



      Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Investors can ask their Institution for information about any payments it receives from the Advisor and/or the Distributor and the services it provides for those payments.



      Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.



Institutions Receiving Additional Payments



      The following is a list of Institutions receiving one or more of the types of payments discussed above as of March 16, 2006:



401(k) Investment Services, Inc.
A.G. Edwards & Sons, Inc.
American Stock Transfer & Trust Company

Ameriprise Financial Services, Inc.
Bisys Retirement Services, Inc.
Ceridian Corporation
Charles Schwab & Co., Inc.
Citigroup Global Markets Inc.
City National Bank
Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network Country Capital Management Company
CPI Qualified Plan Consultants, Inc.
Dyatech, LLC
ExpertPlan, Inc.
Fidelity Investments Institutional Operations Company
Fintegra, LLC
Hewitt Associates LLC
J.P. Morgan Retirement Plan Services, LLC
Linsco/Private Ledger Corp.
McDonald Investments, Inc.
Mercer HR Outsourcing LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
MetLife Securities, Inc.
Metropolitan Life Insurance Company
Mid Atlantic Capital Corporation
Milliman & Robertson, Inc.
Morgan Stanley DW Inc
MSCS Financial Services, LLC
National Financial Services LLC
National Investor Services Corp.
National Planning Holdings, Inc.
Pershing LLC
Piper Jaffray & Company
Raymond James & Associates
Raymond James Financial Services, Inc.
RBC Dain Rauscher, Inc.
Robert W. Baird & Co., Inc.
Stanton Trust Company N.A.
Stifel, Nicolaus & Co., Inc.
Sungard Financial Networks
Symetra Life Insurance Company
TD Waterhouse Investor Services, Inc.
The Prudential Insurance Company of America
The Retirement Plan Company, LLC
UBS Financial Services, Inc.
Unified Trust, N.A.
U.S. Bancorp Investments, Inc.
U.S. Bank, N.A.
Wachovia Bank, N.A.
Wells Fargo Bank, N.A.



      Any additions, modification or deletions to the list of Institutions identified above that have occurred since March 16, 2006 are not reflected.


ADMINISTRATOR


      FAF Advisors, Inc. (the "Administrator") serves as Administrator pursuant to an Administration Agreement between the Administrator and the Funds, dated July 1, 2005. Under the Administration Agreement, the Administrator provides, or compensates others to provide, services to the Funds. These services include various oversight and legal services, accounting services and shareholder services. The Funds pay the Administrator fees which are calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.15% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.135% on the next $17 billion of aggregate average daily net assets, 0.12% on the next $25 billion of aggregate average daily net assets, and 0.10% of the aggregate average daily net assets in excess of $50 billion. The Administrator pays a portion of such fees to U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, WI 53202, pursuant to a Sub-Administration Agreement dated July 1, 2005 whereby USBFS provides various Sub-Administration services. USBFS is a subsidiary of U.S. Bancorp.


      Prior to July 1, 2005, the Administrator and USBFS acted as Co-Administrators pursuant to a Co-Administration Agreement among the Funds, the Administrator and USBFS. The services provided by, and fees paid to, USBFS pursuant to the Co-Administration Agreement included transfer agency fees and services. As of July 1, 2005, transfer agency services and fees paid to USBFS are covered in a separate Transfer Agency and Shareholder Servicing Agreement between USBFS and the Funds. Under the Co-Administration Agreement the Funds paid the Administrator and USBFS fees which were calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.235% on the next $17 billion of aggregate average daily net assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $50 billion. (For the purposes of the Co-Administration Agreement, the First American fund family included all series of FAF, FASF and FAIF.) In addition, the Funds paid annual fees of $18,500 per CUSIP, shareholder account maintenance fees of $9 to $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

      The following table sets forth total administrative fees (including fees paid to USBFS through June 30, 2005 for transfer agency services provided under the Co-Administration Agreement), after waivers, paid by each of the Funds listed below to the Administrator and USBFS for the fiscal years ended September 30, 2003, September 30, 2004 and September 30, 2005:

                                            FISCAL YEAR ENDED        FISCAL YEAR ENDED         FISCAL YEAR ENDED
FUND                                       SEPTEMBER 30, 2003       SEPTEMBER 30, 2004        SEPTEMBER 30, 2005
Balanced Fund                                  $ 1,420,901             $  1,320,572              $    976,045
Equity Income Fund                               3,511,977                4,311,166                 3,678,682
Equity Index Fund                                4,840,790                6,150,067                 5,412,667
International Fund                               2,308,587                3,301,596                 3,195,492
Large Cap Growth Opportunities Fund              2,478,451                3,582,880                 2,696,671
Large Cap Select Fund (1)                           82,202                  604,780                   667,337
Large Cap Value Fund                             2,775,381                3,058,918                 2,413,674
Mid Cap Growth Opportunities Fund                2,970,773                3,773,976                 3,309,172
Mid Cap Index Fund                                 596,317                  843,047                   837,125
Mid Cap Value Fund                                 831,906                1,138,490                 1,305,440
Real Estate Securities Fund                        447,708                  985,591                 1,386,411
Small Cap Growth Opportunities Fund                870,572                1,273,030                   723,258
Small Cap Index Fund                               282,678                  411,701                   421,739
Small Cap Select Fund                            2,326,747                2,877,351                 1,978,964
Small Cap Value Fund                             1,157,389                1,243,567                   987,357
Small-Mid Cap Core Fund                            270,356                  305,554                   198,558
Core Bond Fund                                   5,092,255                5,473,804                 4,411,938
High Income Bond Fund                              554,786                  743,582                   648,863
Inflation Protected Securities Fund (2)                  *                        *                   362,827
Intermediate Government Bond Fund (3)            1,122,971                  524,762                   218,397
Intermediate Term Bond Fund                      3,599,126                3,609,652                 2,825,698
Short Term Bond Fund                             2,385,607                2,821,891                 2,179,352
Total Return Bond Fund                             718,101                  727,212                   647,144
U.S. Government Mortgage Fund                      722,444                  692,085                   483,435
Arizona Tax Free Fund                               72,574                   55,939                    50,403
California Intermediate Tax Free Fund              134,392                  128,523                   119,799
California Tax Free Fund                            73,717                   71,523                    67,124
Colorado Intermediate Tax Free Fund                194,354                  156,589                   117,264
Colorado Tax Free Fund                              81,109                   66,827                    51,194
Intermediate Tax Free Fund                       1,952,321                1,854,990                 1,529,007
Minnesota Intermediate Tax Free Fund               725,970                  693,351                   554,596
Minnesota Tax Free Fund                            521,448                  466,617                   383,241
Missouri Tax Free Fund                             527,865                  492,461                   415,797
Nebraska Tax Free Fund                              92,461                   93,196                    88,360
Ohio Tax Free Fund                                 106,636                  105,997                    97,493
Oregon Intermediate Tax Free Fund                  418,972                  388,110                   329,060
Short Tax Free Fund (3)                            920,954                1,136,738                   906,393
Tax Free Fund                                    1,418,838                1,266,721                 1,069,058


----------
*     Fund was not in operation during this fiscal year/period.

(1)   Commenced operations on January 31, 2003.

(2)   Commenced operations on October 1, 2004.

(3)   Commenced operations on October 25, 2002.

      The following table sets forth total administrative fees, after waivers, paid by the Equity Funds for the fiscal period ended October 31, 2005. The amounts are for a one month period because, effective October 1, 2005, the Equity Funds' fiscal year end changed from September 30 to October 31.

                                            FISCAL PERIOD ENDED
FUND                                         OCTOBER 31, 2005
Balanced Fund                                  $  42,411
Equity Income Fund                               148,586
Equity Index Fund                                236,926
International Fund                               168,793
Large Cap Growth Opportunities Fund              104,654
Large Cap Select Fund                             36,091
Large Cap Value Fund                              94,357
Mid Cap Growth Opportunities Fund                171,223
Mid Cap Index Fund                                38,890
Mid Cap Value Fund                                72,174
Real Estate Securities Fund                       69,357
Small Cap Growth Opportunities Fund               32,666
Small Cap Index Fund                              18,173
Small Cap Select Fund                             87,946
Small Cap Value Fund                              43,960
Small-Mid Cap Core Fund                            7,393

TRANSFER AGENT

      USBFS serves as the Funds' transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement between USBFS and the Funds dated July 1, 2005. Pursuant to the Transfer Agency and Shareholder Servicing Agreement, the Funds pay $18,500 per share class and additional per account fees for transfer agent services. The Funds also pay a fee equal, on an annual basis, to 0.10% of each Fund's average daily net assets as compensation for providing certain shareholder services and to reimburse USBFS for its payments to institutions with which it has contracted to establish and service omnibus accounts. In addition, USBFS is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.

      The following table sets forth transfer agent fees paid by the Funds to USBFS for the period July 1 to September 30, 2005:

FUND                                                      TRANSFER AGENT FEES
-------------------------------------                     -------------------
Balanced Fund                                                  $  140,552
Equity Income Fund                                                501,111
Equity Index Fund                                                 779,751
International Fund                                                520,531
Large Cap Growth Opportunities Fund                               336,567
Large Cap Select Fund                                             101,904
Large Cap Value Fund                                              308,803
Mid Cap Growth Opportunities Fund                                 541,542
Mid Cap Index Fund                                                128,771
Mid Cap Value Fund                                                225,593
Real Estate Securities Fund                                       229,675
Small Cap Growth Opportunities Fund                               107,407
Small Cap Index Fund                                               61,772
Small Cap Select Fund                                             287,884
Small Cap Value Fund                                              148,528
Small-Mid Cap Core Fund                                            26,529
Core Bond Fund                                                    657,271
High Income Bond Fund                                              88,869
Inflation Protected Securities Fund                                87,778
Intermediate Government Bond Fund                                  25,677
Intermediate Term Bond Fund                                       392,846
Short Term Bond Fund                                              265,489
Total Return Bond Fund                                            100,870
U.S. Government Mortgage Fund                                      69,086
Arizona Tax Free Fund                                               8,421
California Intermediate Tax Free Fund                              18,133

FUND                                                      TRANSFER AGENT FEES
-------------------------------------                     -------------------
California Tax Free Fund                                       $   11,406
Colorado Intermediate Tax Free Fund                                16,759
Colorado Tax Free Fund                                              7,053
Intermediate Tax Free Fund                                        229,291
Minnesota Intermediate Tax Free Fund                               79,144
Minnesota Tax Free Fund                                            56,618
Missouri Tax Free Fund                                             62,540
Nebraska Tax Free Fund                                             13,604
Ohio Tax Free Fund                                                 14,807
Oregon Intermediate Tax Free Fund                                  48,791
Short Tax Free Fund                                               119,633
Tax Free Fund                                                     162,650

      The following table sets forth transfer agent fees paid by the Equity Funds for the fiscal period ended October 31, 2005. The amounts are for a one month period because, effective October 1, 2005, the Equity Funds' fiscal year end changed from September 30 to October 31.


FUND                                                       TRANSFER AGENT FEES
-----------------------------------                        -------------------
Balanced Fund                                                   $  45,444
Equity Income Fund                                                159,168
Equity Index Fund                                                 253,754
International Fund                                                180,654
Large Cap Growth Opportunities Fund                               112,022
Large Cap Select Fund                                              38,586
Large Cap Value Fund                                              101,069
Mid Cap Growth Opportunities Fund                                 183,311
Mid Cap Index Fund                                                 41,646
Mid Cap Value Fund                                                 77,279
Real Estate Securities Fund                                        74,293
Small Cap Growth Opportunities Fund                                34,992
Small Cap Index Fund                                               19,474
Small Cap Select Fund                                              94,194
Small Cap Value Fund                                               47,084
Small-Mid Cap Core Fund                                             7,926


DISTRIBUTOR

      Quasar Distributors, LLC ("Quasar" or the "Distributor") serves as the distributor for the Funds' shares pursuant to a Distribution Agreement dated July 1, 2005 (the "Distribution Agreement") The Distributor is a wholly owned subsidiary of U.S. Bancorp.

      Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

      Under the Distribution Agreement, the Funds have granted to the Distributor the exclusive right to sell shares of the Funds as agent and on behalf of the Funds. The Distributor pays compensation pursuant to the Distribution Agreement to securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor. U.S. Bancorp Investment Services, Inc. ("USBI"), a broker-dealer affiliated with the Advisor, and U.S. Bank, are Participating Institutions.

      The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares each Fund for that month.

      The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to institutions purchasing Class B Shares.

      The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase.

      The Class R Shares pay to the Distributor a distribution fee at the annual rate of 0.50% of the average daily net assets of Class R Shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to Participating Institutions in connection with sales of Class R Shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R shares. This fee is calculated and paid each month based on average daily net assets of the Class R Shares.

      The Distributor receives no compensation for distribution of the Class Y Shares.

      The Distribution Agreement provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1 Distribution and Service Plan or in any agreement related to such plan.

      The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by Quasar, during the fiscal years ended September 30, 2003, September 30, 2004 and September 30, 2005:

                         TOTAL UNDERWRITING COMMISSIONS

                                           FISCAL YEAR ENDED         FISCAL YEAR ENDED          FISCAL YEAR ENDED
FUND                                      SEPTEMBER 30, 2003        SEPTEMBER 30, 2004         SEPTEMBER 30, 2005
Balanced Fund                                 $   123,080              $  174,805                   $  84,227
Equity Income Fund                                308,773                 653,003                     289,671
Equity Index Fund                                 281,966                 411,383                     242,477
International Fund                                 86,502                  78,519                      66,190
Large Cap Growth Opportunities Fund                91,912                 158,963                     103,368
Large Cap Select Fund (1)                           8,018                  15,390                      30,271
Large Cap Value Fund                              130,851                  97,995                      76,147
Mid Cap Growth Opportunities Fund                 135,624                 251,353                     391,381
Mid Cap Index Fund                                 33,680                  57,249                      35,367
Mid Cap Value Fund                                 46,608                 100,671                     205,107
Real Estate Securities Fund                        10,890                 204,877                     220,105
Small Cap Growth Opportunities Fund               141,980                 700,061                     103,713
Small Cap Index Fund                               23,013                  40,734                      31,679
Small Cap Select Fund                             139,593                 195,684                     179,272
Small Cap Value Fund                               75,020                  95,241                      78,941
Small-Mid Cap Core Fund                            46,905                  52,922                      26,245
Core Bond Fund                                    294,282                 231,211                     113,366
High Income Bond Fund                             147,849                 123,393                      80,031
Inflation Protected Securities Fund (2)                 *                       *                     141,133
Intermediate Government Bond Fund (3)              59,670                   3,579                      16,765
Intermediate Term Bond Fund                        81,492                  63,980                      30,413

                                           FISCAL YEAR ENDED         FISCAL YEAR ENDED          FISCAL YEAR ENDED
FUND                                      SEPTEMBER 30, 2003        SEPTEMBER 30, 2004         SEPTEMBER 30, 2005
Short Term Bond Fund                          $   440,796              $  136,420                   $  42,687
Total Return Bond Fund                             81,539                  77,286                      35,383
U.S. Government Mortgage Fund                     471,259                  86,343                      78,171
Arizona Tax Free Fund                              16,483                  25,979                       4,827
California Intermediate Tax Free Fund              31,935                  20,011                      21,788
California Tax Free Fund                           41,548                  45,356                      52,675
Colorado Intermediate Tax Free Fund               159,037                  38,569                      26,885
Colorado Tax Free Fund                             47,641                  21,237                       9,331
Intermediate Tax Free Fund                        103,049                  22,352                      12,581
Minnesota Intermediate Tax Free Fund              155,605                 107,669                      62,004
Minnesota Tax Free Fund                           186,197                  85,748                     243,346
Missouri Tax Free Fund                            131,125                  60,845                      57,868
Nebraska Tax Free Fund                             14,711                  67,116                      24,069
Ohio Tax Free Fund                                 14,335                  24,187                       6,620
Oregon Intermediate Tax Free Fund                  40,551                  30,543                      28,714
Short Tax Free Fund (3)                            39,802                  17,522                       7,124
Tax Free Fund                                      64,205                 118,133                      42,426

----------
*     Fund was not in operation during this fiscal year/period.

(1)   Commenced operations on January 31, 2003.

(2)   Commenced operations October 1, 2004.

(3)   Commenced operations on October 25, 2002.

                   UNDERWRITING COMMISSIONS RETAINED BY QUASAR

                                            FISCAL YEAR ENDED         FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUND                                       SEPTEMBER 30, 2003        SEPTEMBER 30, 2004       SEPTEMBER 30, 2005
Balanced Fund                                   $ 13,006                   $  19,219               $   11,569
Equity Income Fund                                27,332                      61,747                   30,146
Equity Index Fund                                 26,534                      42,458                   27,675
International Fund                                 6,099                      32,257                    6,737
Large Cap Growth Opportunities Fund                8,488                      17,291                   11,235
Large Cap Select Fund (1)                            790                       3,594                    2,955
Large Cap Value Fund                              68,525                       9,927                    8,382
Mid Cap Growth Opportunities Fund                 14,413                      24,126                   53,781
Mid Cap Index Fund                                 2,314                       6,876                    3,296
Mid Cap Value Fund                                 4,916                      10,046                   19,516
Real Estate Securities Fund                           20                      57,459                   34,764
Small Cap Growth Opportunities Fund               14,651                     115,944                   15,570
Small Cap Index Fund                               1,414                       4,999                    3,093
Small Cap Select Fund                             12,424                      24,209                   17,815
Small Cap Value Fund                               7,663                       9,033                    8,023
Small-Mid Cap Core Fund                            4,627                       6,730                    4,032
Core Bond Fund                                    15,657                      15,481                    8,100
High Income Bond Fund                              6,206                       5,461                    5,542
Inflation Protected Securities Fund (2)                *                           *                   17,297
Intermediate Government Bond Fund (3)              6,198                         565                    2,762
Intermediate Term Bond Fund                       10,434                       9,141                    5,090
Short Term Bond Fund                              17,820                      38,498                    8,896
Total Return Bond Fund                             2,344                       5,126                    2,465
U.S. Government Mortgage Fund                     25,212                       5,312                    6,935
Arizona Tax Free Fund                                930                       2,058                      289
California Intermediate Tax Free Fund              4,136                       3,196                    3,027
California Tax Free Fund                           2,071                       4,226                    3,688
Colorado Intermediate Tax Free Fund                  250                       5,258                    3,848
Colorado Tax Free Fund                             2,377                       2,167                      977
Intermediate Tax Free Fund                         2,100                       3,244                    2,089
Minnesota Intermediate Tax Free Fund              12,369                      15,098                    9,038
Minnesota Tax Free Fund                           11,086                       6,237                   44,160

                                         FISCAL YEAR ENDED         FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUND                                    SEPTEMBER 30, 2003        SEPTEMBER 30, 2004       SEPTEMBER 30, 2005
Missouri Tax Free Fund                     $   12,751                  $     660                $   4,542
Nebraska Tax Free Fund                          1,090                      4,981                    2,563
Ohio Tax Free Fund                                889                      1,517                      576
Oregon Intermediate Tax Free Fund               6,962                      4,630                    4,509
Short Tax Free Fund (3)                         4,528                      3,367                    1,203
Tax Free Fund                                   4,711                      9,949                    3,528


----------
*     Fund was not in operation during this fiscal year/period.

(1)   Commenced operations on January 31, 2003.

(2)   Commenced operations October 1, 2004.

(3)   Commenced operations on October 25, 2002.

      The following tables set forth the amount of underwriting commissions paid by the Equity Funds and the amount of such commissions retained by Quasar during the fiscal period ended October 31, 2005. The amounts are for a one month period because, effective October 1, 2005, the Equity Funds' fiscal year end changed from September 30 to October 31.

                         TOTAL UNDERWRITING COMMISSIONS

                                        FISCAL PERIOD ENDED
FUND                                     OCTOBER 31, 2005
Balanced Fund                               $   4,254
Equity Income Fund                              9,709
Equity Index Fund                               6,634
International Fund                              5,294
Large Cap Growth Opportunities Fund             4,716
Large Cap Select Fund                           6,442
Large Cap Value Fund                            4,393
Mid Cap Growth Opportunities Fund              34,513
Mid Cap Index Fund                                390
Mid Cap Value Fund                             46,042
Real Estate Securities Fund                     8,004
Small Cap Growth Opportunities Fund            11,461
Small Cap Index Fund                              723
Small Cap Select Fund                          14,661
Small Cap Value Fund                            9,490
Small-Mid Cap Core Fund                         1,180

                   UNDERWRITING COMMISSIONS RETAINED BY QUASAR

                                         FISCAL PERIOD ENDED
FUND                                      OCTOBER 31, 2005
Balanced Fund                                 $   770
Equity Income Fund                              1,245
Equity Index Fund                                 981
International Fund                                657
Large Cap Growth Opportunities Fund               614
Large Cap Select Fund                           1,095
Large Cap Value Fund                              433
Mid Cap Growth Opportunities Fund               4,094
Mid Cap Index Fund                                 43
Mid Cap Value Fund                              4,516
Real Estate Securities Fund                       849
Small Cap Growth Opportunities Fund             1,166
Small Cap Index Fund                               69
Small Cap Select Fund                           1,783
Small Cap Value Fund                            1,018
Small-Mid Cap Core Fund                           228

      The Distributor received the following compensation from the Funds during the Funds' most recent fiscal year ended September 30, 2005:

                                         NET UNDERWRITING     COMPENSATION ON
                                           DISCOUNTS AND      REDEMPTIONS AND     BROKERAGE        OTHER
                                            COMMISSIONS         REPURCHASES      COMMISSIONS   COMPENSATION*
Balanced Fund                               $  11,569           $  45,571            --              --
Equity Income Fund                             30,146              50,508            --              --
Equity Index Fund                              27,675              94,876            --              --
International Fund                              6,737              16,753            --              --
Large Cap Growth Opportunities Fund            11,235              49,117            --              --
Large Cap Select Fund                           2,955               2,721            --              --
Large Cap Value Fund                            8,382              22,903            --              --
Mid Cap Growth Opportunities Fund              53,781              28,711            --              --
Mid Cap Index Fund                              3,296              12,129            --              --
Mid Cap Value Fund                             19,516               6,607            --              --
Real Estate Securities Fund                    34,764              13,237            --              --
Small Cap Growth Opportunities Fund            15,570              44,870            --              --
Small Cap Index Fund                            3,093               6,992            --              --
Small Cap Select Fund                          17,815              32,769            --              --
Small Cap Value Fund                            8,023               8,949            --              --
Small-Mid Cap Core Fund                         4,032              33,569            --              --
Core Bond Fund                                  8,100              59,486            --              --
High Income Bond Fund                           5,542              24,118            --              --
Inflation Protected Securities Fund            17,297                 247
Intermediate Government Bond Fund               2,762                  --            --              --
Intermediate Term Bond Fund                     5,090                  --            --              --
Short Term Bond Fund                            8,897              20,317            --              --
Total Return Bond Fund                          2,465               6,574            --              --
U.S. Government Mortgage Fund                   6,935              34,067            --              --
Arizona Tax Free Fund                             289                  --            --              --
California Intermediate Tax Free Fund           3,027                  --            --              --
California Tax Free Fund                        3,688                 207            --              --
Colorado Intermediate Tax Free Fund             3,848                 758            --              --
Colorado Tax Free Fund                            977               1,236            --              --
Intermediate Tax Free Fund                      2,089               1,470            --              --
Minnesota Intermediate Tax Free Fund            9,038                  --            --              --
Minnesota Tax Free Fund                        44,160               5,348            --              --
Missouri Tax Free Fund                          4,542                  --            --              --
Nebraska Tax Free Fund                          2,563                  --            --              --
Ohio Tax Free Fund                                576                  --            --              --
Oregon Intermediate Tax Free Fund               4,509                  --            --              --
Short Tax Free Fund                             1,203                  --            --              --
Tax Free Fund                                   3,528                  12            --              --

----------

* As disclosed below, the Funds also paid fees to the Distributor under FAIF's Rule 12b-1 Distribution and Service Plan. None of those fees were retained by the Distributor. The Distributor is compensated under a separate arrangement from fees earned by U.S. Bancorp Fund Services, LLC, as part of the Sub-Administration Agreement between FAF Advisors and U.S. Bancorp Fund Services, LLC.


      The Distributor received the following compensation from the Equity Funds during the Funds' most recent fiscal period ended October 31, 2005. The amounts are for a one month period because, effective October 1, 2005, the Equity Funds' fiscal year end changed from September 30 to October 31.

                                         NET UNDERWRITING     COMPENSATION ON
                                           DISCOUNTS AND      REDEMPTIONS AND     BROKERAGE        OTHER
                                            COMMISSIONS         REPURCHASES      COMMISSIONS   COMPENSATION*
Balanced Fund                                $    770            $  1,426            --              --
Equity Income Fund                              1,245               5,326            --              --
Equity Index Fund                                 981               8,900            --              --
International Fund                                657               2,234            --              --
Large Cap Growth Opportunities Fund               614               4,211            --              --
Large Cap Select Fund                           1,095                  --            --              --
Large Cap Value Fund                              433               1,998            --              --
Mid Cap Growth Opportunities Fund               4,094               3,767            --              --
Mid Cap Index Fund                                 43                 215            --              --

                                         NET UNDERWRITING     COMPENSATION ON
                                           DISCOUNTS AND      REDEMPTIONS AND     BROKERAGE        OTHER
                                          COMMISSIONS           REPURCHASES      COMMISSIONS   COMPENSATION*
Mid Cap Value Fund                          $   4,516            $    467            --              --
Real Estate Securities Fund                       849               3,072            --              --
Small Cap Growth Opportunities Fund             1,166               2,801            --              --
Small Cap Index Fund                               69                 261            --              --
Small Cap Select Fund                           1,783               2,055            --              --
Small Cap Value Fund                            1,018               1,283            --              --
Small-Mid Cap Core Fund                           228               2,233            --              --

----------


* As disclosed below, the Funds also paid fees to the Distributor under FAIF's Rule 12b-1 Distribution and Service Plan. None of those fees were retained by the Distributor. The Distributor is compensated under a separate arrangement from fees earned by U.S. Bancorp Fund Services, LLC, as part of the Sub-Administration Agreement between FAF Advisors and U.S. Bancorp Fund Services, LLC.



      FAIF has entered into a Shareholder Service Plan and Agreement with FAF Advisors, under which FAF Advisors has agreed to provide FAIF, or will enter into written agreements with other service providers pursuant to which the service providers will provide FAIF, one or more specified shareholder services to beneficial owners of Class R Shares. FAF Advisors has agreed that the services provided pursuant to the Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Class R Shares. Pursuant to the Shareholder Service Plan and Agreement, the Funds have agreed to pay FAF Advisors a fee at an annual rate of 0.15% of the average net asset value of the Class R Shares, computed daily and paid monthly. FAF Advisors is to pay any shareholder service providers with which it enters into written agreements out of this amount. FAF Advisors is currently waiving the payment of all fees under the Shareholder Service Plan and Agreement. This waiver may be discontinued at any time.


      Prior to June 30, 2004, the Class R Shares were designated Class S Shares. FAIF had entered into a Shareholder Service Plan and Agreement with the Distributor with respect to the Class S Shares (the "Class S Shareholder Service Plan and Agreement"), under which the Distributor had agreed to provide FAIF, or enter into written agreements with other service providers pursuant to which the service providers would provide FAIF, one or more specified shareholder services to beneficial owners of Class S Shares. Pursuant to the Class S Shareholder Service Plan and Agreement, the Funds paid the Distributor a fee at an annual rate of 0.25% of the average net asset value of the Class S Shares, computed daily and paid monthly. The Distributor paid shareholder service providers with which it had entered into written agreements out of this amount.

      The following table sets forth the total shareholder servicing fees, after waivers, paid by Class S Shares of the Funds listed below to the Distributor for the fiscal years ended September 30, 2003 and September 30, 2004:

                                                                  CLASS S SHARE
                                                            SHAREHOLDER SERVICING FEES
                                                   FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                                  SEPTEMBER 30, 2003     SEPTEMBER 30, 2004
Balanced Fund                                         $       1              $   23,010
Large Cap Select Fund                                         2                       2
Large Cap Value Fund                                     63,661                  34,134
Mid Cap Growth Opportunities Fund                        23,661                  15,731
Mid Cap Index Fund                                        9,806                   6,931
Mid Cap Value Fund                                        1,553                   1,858
Real Estate Securities Fund                               4,477                   4,363
Small Cap Growth Opportunities Fund                       6,860                   5,733
Small Cap Index Fund                                     13,244                   6,540
Small Cap Select Fund                                    25,346                  20,680
Small Cap Value Fund                                      2,546                   3,206
Small-Mid Cap Core Fund                                   7,691                   6,463
Core Bond Fund                                           93,852                  53,878
High Income Bond Fund                                       945                     986
Intermediate Government Bond Fund                             *                       *
Intermediate Term Bond Fund                              17,536                  11,147
Short Term Bond Fund                                     11,520                   7,153
Total Return Bond Fund                                    8,264                   3,228

                                                                  CLASS S SHARE
                                                              SHAREHOLDER SERVICING FEES
                                                   FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                                  SEPTEMBER 30, 2003     SEPTEMBER 30, 2004
U.S. Government Mortgage Fund                        $   53,650               $  21,251
Arizona Tax Free Fund                                         *                       *
California Intermediate Tax Free Fund                         *                       *
California Tax Free Fund                                      *                       *
Colorado Intermediate Tax Free Fund                           *                       *
Colorado Tax Free Fund                                        *                       *
Intermediate Tax Free Fund                                    *                       *
Minnesota Intermediate Tax Free Fund                          *                       *
Minnesota Tax Free Fund                                       *                       *
Missouri Tax Free Fund                                        *                       *
Nebraska Tax Free Fund                                        *                       *
Ohio Tax Free Fund                                            *                       *
Oregon Intermediate Tax Free Fund                             *                       *
Short Tax Free Fund                                           *                       *
Tax Free Fund                                                 *                       *

-------------
* Fund did not offer share class during time period indicated.


      FAIF has also adopted a Distribution and Service Plan with respect to the Class A, Class B, Class C and Class R Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C Shares and authorize the Funds to pay the Distributor distribution and/or shareholder servicing fees. The Plan is a "compensation-type" plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. The distribution fees under the Plan are used for primary purpose of compensating broker-dealers for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. The Plan authorizes the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, except that portion which is reallowed to Participating Institutions. The Plan recognizes that the Distributor and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B, Class C and Class R Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Advisor at any time.


      The following table sets forth the total Rule 12b-1 fees, after waivers, paid by certain of the Funds for the fiscal year ended September 30, 2005 with respect to the Class A shares, Class B shares, Class C shares and Class R shares of the Funds. As noted above, no distribution fees are paid with respect to Class Y shares.


                      FISCAL YEAR ENDED SEPTEMBER 30, 2005
                                 RULE 12B-1 FEES



                                                   CLASS A       CLASS B        CLASS C        CLASS R
FUND                                               SHARES        SHARES         SHARES         SHARES
Balanced Fund                                    $ 296,667     $ 245,617      $  58,639        $    6
Equity Income Fund                                 461,675       231,110        181,193           921
Equity Index Fund                                  603,360       665,270        291,273         3,803
International Fund                                 116,754        72,722         84,377           687
Large Cap Growth Opportunities Fund                276,163       231,841        121,777           148
Large Cap Select Fund (1)                            4,892         3,508            777             5
Large Cap Value Fund                               296,829       182,497         62,132            14
Mid Cap Growth Opportunities Fund                  548,819       131,699        144,217         5,829
Mid Cap Index Fund                                  34,855        33,863         29,948            71
Mid Cap Value Fund                                  87,207       100,978         45,651           520
Real Estate Securities Fund                        283,689        46,102         46,913            53
Small Cap Growth Opportunities Fund                229,059        91,120         38,190            33
Small Cap Index Fund                                24,358        15,733         20,972            19
Small Cap Select Fund                            $ 258,518     $ 136,309      $ 145,275        $  237
Small Cap Value Fund                               117,338        96,687         48,232            11
Small-Mid Cap Core Fund                             66,411       123,486         53,239             0

                      FISCAL YEAR ENDED SEPTEMBER 30, 2005
                                 RULE 12B-1 FEES



                                                   CLASS A       CLASS B        CLASS C        CLASS R
FUND                                               SHARES        SHARES         SHARES         SHARES
Core Bond Fund                                     431,039       191,952         81,288           25
High Income Bond Fund                               99,772        80,062        150,745           56
Inflation Protected Securities Fund (2)              7,827             0          4,942            4
Intermediate Government Bond Fund (3)                2,840             0              0            0
Intermediate Term Bond Fund                         82,727             0              0            0
Short Term Bond Fund                               169,395             0              0            0
Total Return Bond Fund                              50,231        48,504         33,985            7
U.S. Government Mortgage Fund                       71,026        87,061         83,803            8
Arizona Tax Free Fund                               23,674             0         10,483            0
California Intermediate Tax Free Fund                5,737             0              0            0
California Tax Free Fund                            25,584             0         10,938            0
Colorado Intermediate Tax Free Fund                 21,717             0              0            0
Colorado Tax Free Fund                              23,515             0         24,401            0
Intermediate Tax Free Fund                          52,362             0              0            0
Minnesota Intermediate Tax Free Fund                50,831             0              0            0
Minnesota Tax Free Fund                            277,889             0         64,611            0
Missouri Tax Free Fund                              70,742             0          1,320            0
Nebraska Tax Free Fund                              15,059             0         11,894            0
Ohio Tax Free Fund                                   2,619             0            870            0
Oregon Intermediate Tax Free Fund                   13,392             0              0            0
Short Tax Free Fund                                  8,144             0              0            0
Tax Free Fund (3)                                   97,184             0         17,854            0


------------
*   Fund was not in operation during this fiscal year/period.

(1) Commenced operations on January 31, 2003.

(2) Commenced operations October 1, 2004.

(3) Commenced operations on October 25, 2002.

      The following table sets forth the total Rule 12b-1 fees, after waivers, paid by the Equity Funds for the fiscal period ended October 31, 2005 with respect to the Class A Shares, Class B, Class C Shares and Class R Shares of the Funds. As noted above, no distribution fees are paid with respect to Class Y Shares. The amounts are for a one month period because, effective October 1, 2005, the Equity Funds' fiscal year end changed from September 30 to October 31.


                      FISCAL PERIOD ENDED OCTOBER 31, 2005
                                 RULE 12B-1 FEES



                                                        CLASS A        CLASS B       CLASS C        CLASS R
FUND                                                     SHARES         SHARES        SHARES         SHARES
Balanced Fund                                          $ 23,809       $ 16,559       $ 4,323        $     1
Equity Income Fund                                       36,344         17,733        13,203            173
Equity Index Fund                                        49,365         47,681        21,114            698
International Fund                                       10,168          5,606         6,501             12
Large Cap Growth Opportunities Fund                      22,109         16,525         9,121            121
Large Cap Select Fund (1)                                 1,120            472           151              1
Large Cap Value Fund                                     25,006         11,732         4,656              3
Mid Cap Growth Opportunities Fund                        65,973         12,297        13,690          2,291
Mid Cap Index Fund                                        3,011          2,907         2,875             51
Mid Cap Value Fund                                       11,498          7,878         6,158            265
Real Estate Securities Fund                              27,820          3,779         3,944             18
Small Cap Growth Opportunities Fund                      16,875          7,058         2,538              2
Small Cap Index Fund                                      2,108          1,263         1,783              6
Small Cap Select Fund                                    21,992         11,368        11,716            118
Small Cap Value Fund                                      9,806          7,514         3,907              2
Small-Mid Cap Core Fund                                   4,720          8,585         3,629              0

      The following table sets forth the Rule 12b-1 fees the Distributor paid to Participating Institutions for the fiscal year/period ended September 30, 2005 with respect to the Class A shares, Class B shares, Class C shares and Class R shares of the Funds.

                   FISCAL YEAR/PERIOD ENDED SEPTEMBER 30, 2005


                                              CLASS A SHARES    CLASS B SHARES      CLASS C SHARES        CLASS R SHARES
Balanced Fund                                     $ 255,952         $ 46,624            $ 44,370              $    11
Equity Income Fund                                  415,800           48,762              60,241                    1
Equity Index Fund                                   459,524           93,580             125,450                   23
International Fund                                   60,463            9,001              14,495                1,309
Large Cap Growth Opportunities Fund                 200,921           47,854              24,204                    2
Large Cap Select Fund                                 4,678              840                 347                   11
Large Cap Value Fund                                197,028           31,492              10,136                   12
Mid Cap Growth Opportunities Fund                   351,685           27,550              99,691                    6
Mid Cap Index Fund                                   27,625            6,407              12,897                   56
Mid Cap Value Fund                                   52,523           15,362              20,539                    1
Real Estate Securities Fund                         266,289            7,026              23,972                   21
Small Cap Growth Opportunities Fund                 152,221           18,213              20,700                   10
Small Cap Index Fund                                 18,482            2,721              10,199                   14
Small Cap Select Fund                               175,761           25,867              66,895                   25
Small Cap Value Fund                                 73,546           15,481              16,546                   17
Small-Mid Cap Core Fund                              36,797           17,052              11,640                    *
Core Bond Fund                                      301,140           42,786              34,373                   10
High Income Bond Fund                                33,282           15,074              19,273                  106
Inflation Protected Securities Fund                   7,314                *               4,758                    9
Intermediate Government Bond Fund                     2,225                *                   *                    *
Intermediate Term Bond Fund                          60,094                *                   *                    *
Short Term Bond Fund                                109,823                *                   *                    *
Total Return Bond Fund                               46,855           10,182               3,984                   12
U.S. Government Mortgage Fund                        66,759           20,057              16,761                   10
Arizona Tax Free Fund                                 1,498                *               3,487                    *
California Intermediate Tax Free Fund                 5,533                *                   *                    *
California Tax Free Fund                             18,293                *               6,296                    *
Colorado Intermediate Tax Free Fund                  16,866                *                   *                    *
Colorado Tax Free Fund                               10,095                *               4,583                    *
Intermediate Tax Free Fund                           39,988                *                   *                    *
Minnesota Intermediate Tax Free Fund                 29,522                *                   *                    *
Minnesota Tax Free Fund                              36,945                *              22,601                    *
Missouri Tax Free Fund                               62,896                *               1,017                    *
Nebraska Tax Free Fund                                2,299                *               3,956                    *
Ohio Tax Free Fund                                    2,610                *                 843                    *
Oregon Intermediate Tax Free Fund                    12,629                *                   *                    *
Short Tax Free Fund                                   6,862                *                   *                    *
Tax Free Fund                                        38,732                *               3,045                    *


---------------
* Fund or class was not in operation during this fiscal year/period.

The following table sets forth the Rule 12b-1 fees the Distributor paid to Participating Institutions for the fiscal period ended October 31, 2005 with respect to the Class A shares, Class B shares, Class C shares and Class R shares of the Equity Funds. The amounts are for a one month period because, effective October 1, 2005, the Equity Funds' fiscal year end changed from September 30 to October 31.

                      FISCAL PERIOD ENDED OCTOBER 31, 2005


                                              CLASS A SHARES   CLASS B SHARES      CLASS C SHARES       CLASS R SHARES
Balanced Fund                                    $ 19,407          $ 3,622            $  4,055               $  2
Equity Income Fund                                 29,133            4,026              12,539                  1
Equity Index Fund                                  33,581            8,729              14,624                 52
International Fund                                  4,641            1,036               4,250                  6
Large Cap Growth Opportunities Fund                15,055            3,724               6,079                  1
Large Cap Select Fund                               1,034               98                 152                  2
Large Cap Value Fund                               15,090            2,531               3,505                  2
Mid Cap Growth Opportunities Fund                  26,695            2,787              12,598                  -
Mid Cap Index Fund                                  2,232              611               1,639                 43
Mid Cap Value Fund                                  4,993            1,567               5,132                  2

                      FISCAL PERIOD ENDED OCTOBER 31, 2005

                                              CLASS A SHARES   CLASS B SHARES      CLASS C SHARES       CLASS R SHARES
Real Estate Securities Fund                         9,225              640               2,714                  6
Small Cap Growth Opportunities Fund                 6,139            1,421               1,683                  1
Small Cap Index Fund                                1,526              235               1,310                  2
Small Cap Select Fund                              11,856            2,433               9,318                 97
Small Cap Value Fund                                5,347            1,497               2,846                  3
Small-Mid Cap Core Fund                             1,543            1,511               2,150                  *

-----------
* Fund or class was not in operation during this fiscal period.

CUSTODIANS AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Custodians. U.S. Bank, 415 Walnut Street, Cincinnati, OH 45202, acts as the custodian for each Fund other than International Fund. State Street Bank and Trust Company, 2 Avenue de Lafayette, LCC/5 Boston, MA 02111, acts as the custodian for International Fund. U.S. Bank is a subsidiary of U.S. Bancorp. The custodians take no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by their respective custodian or, for International Fund, by a sub-custodian. The custodian or sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodians also remit Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.

      As compensation for its services as custodian to the Funds other than International Fund, U.S. Bank is paid a monthly fee calculated on an annual basis equal to 0.005% of each such Funds' average daily net assets. State Street Bank and Trust Company, as custodian for the International Fund, is paid reasonable compensation as agreed upon from time to time. Sub-custodian fees with respect to International Fund are paid by State Street Bank and Trust Company out of its fees from such Fund. In addition, the custodians are reimbursed for their out-of-pocket expenses incurred while providing services to the Funds. The custodians continue to serve so long as their appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

      Independent Registered Public Accounting Firm. Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Funds' independent registered public accounting firm, providing audit services, including audits of the annual financial statements.

                               PORTFOLIO MANAGERS

COMPENSATION

      Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

      Base pay is determined based upon an analysis of the portfolio manager's general performance, experience, and market levels of base pay for such position.

      Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager's tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager's performance and experience, and market levels of base pay for such position.

      For managers of the Bond Funds and the Equity Funds (other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund (together, the "Index Funds")), the portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio's benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Advisor believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group.

      For managers of the Tax Free Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to an appropriate Lipper industry peer group, and for certain portfolio managers is also based on a subjective component. Generally, the threshold for payment of an annual cash incentive is median performance versus the peer group, and the maximum annual cash incentive is attained at top quartile performance versus the Lipper industry peer group.

      For managers of the Index Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon the portfolio's tracking error relative to its benchmark (with lower tracking error resulting in a higher cash incentive payment).

      Investment performance is measured on a pre-tax basis, gross of fees for Fund results and for the Lipper industry peer group.

      Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor. Long-term incentive payments are comprised of two components:
(i) phantom equity units of the Advisor and (ii) U.S. Bancorp options and restricted stock.

      There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table below.

JP MORGAN COMPENSATION

      The portfolio managers employed by the International Fund's sub-advisor participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the sub-advisor's business as a whole.

      Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

      Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

      The following table sets forth the number and total assets of the mutual funds and accounts managed by the Funds' managers as of October 31, 2005.



                                                                                                               AMOUNT SUBJECT TO
                                                                           NUMBER OF                           PERFORMANCE-BASED
PORTFOLIO MANAGER              TYPE OF ACCOUNT MANAGED                  ACCOUNTS       ASSETS                     FEE
-----------------              --------------------------------            ---------  ---------------          -----------------
Andrew R. Adams                Registered Investment Company                   1      $ 813.8 million                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                  6      $  37.0 million                 0

Karen L. Bowie                 Registered Investment Company                   1      $ 408.1 million                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                  3      $ 420.0 million                 0

Gerald C. Bren                 Registered Investment Company                   1      $   1.4 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                120      $   1.6 billion                 0

Anthony R. Burger              Registered Investment Company                   2      $ 415.5 million                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                 12      $ 486.3 million                 0

David A. Chalupnik             Registered Investment Company                   7      $   1.4 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                  0                    0                 0

David R. Cline                 Registered Investment Company                   5      $ 970.8 million                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                  2      $  61.0 million                 0

James A. Diedrich*             Registered Investment Company                   1      $   1.7 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                  7      $   1.8 million                 0

Christopher L. Drahn           Registered Investment Company                  12      $   1.9 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                  4      $ 132.4 million                 0

Kevin V. Earley                Registered Investment Company                   2      $   1.6 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                 14      $   600 million                 0

Jeffrey J. Ebert               Registered Investment Company                   2      $   1.4 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                 12      $ 899.6 million                 0

James Fisher                   Registered Investment Company                   1      $   1.6 billion                 0
                               Other Pooled Investment Vehicles               11      $   6.8 billion                 0
                               Other Accounts                                 36      $   8.1 billion                 0

Walter A. French               Registered Investment Company                   3      $   2.7 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                 31      $ 920.0 million                 0

David A. Friar                 Registered Investment Company                   3      $   2.7 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                 24      $ 810.0 million                 0

John T. Fruit                  Registered Investment Company                   1      $ 255.6 million                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                  0                    0                 0


                                                                                                               AMOUNT SUBJECT TO
                                                                           NUMBER OF                           PERFORMANCE-BASED
PORTFOLIO MANAGER              TYPE OF ACCOUNT MANAGED                     ACCOUNTS       ASSETS                     FEE
-------------------            --------------------------------            ---------  ---------------          -------------------
Harold R. Goldstein            Registered Investment Company                   2      $   2.6 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                 21      $ 550.0 million                 0

Thomas A. Gunderson            Registered Investment Company                   2      $   2.6 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                 18      $ 576.7 million                 0

Michael S. Hamilton            Registered Investment Company                   4      $ 271.0 million                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                  8      $  33.0 million                 0

Gregory A. Hanson**            Registered Investment Company                   1      $   1.2 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                 33      $   1.9 billion                 0

Douglas P. Hedberg             Registered Investment Company                   2      $ 285.8 million                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                 14      $ 870.3 million                 0

Cori B. Johnson                Registered Investment Company                   1      $   1.4 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                125      $ 725.0 million                 0

Mark S. Jordahl                Registered Investment Company                   4      $ 579.5 million                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                  0                    0                 0

Wan-Chong Kung                 Registered Investment Company                   5      $   3.7 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                 17      $ 751.0 million                 0

Thomas A. Mahowald             Registered Investment Company                   1      $ 347.5 million                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                 13      $ 648.0 million                 0

Robert S. McDougall            Registered Investment Company                   1      $ 300.4 million                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                  6      $  59.1 million                 0

Sean A. McLeod                 Registered Investment Company                   1      $ 300.4 million                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                  6      $  59.1 million                 0

Brent D. Mellum                Registered Investment Company                   2      $   1.6 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                 14      $ 600.0 million                 0

Chris J. Neuharth              Registered Investment Company                   5      $   3.3 billion                 0
                               Other Pooled Investment Vehicles                1      $ 950.0 million                 0
                               Other Accounts                                 38      $   1.9 million                 0

Marie A. Newcome               Registered Investment Company                   1      $ 705.8 million                 0
                               Other Pooled Investment Vehicles                1      $ 950.0 million                 0
                               Other Accounts                                 75      $ 751.0 million                 0

Jason J. O'Brien               Registered Investment Company                   1      $ 194.0 million                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                  3      $ 110.0 million                 0

                                                                                                               AMOUNT SUBJECT TO
                                                                           NUMBER OF                           PERFORMANCE-BASED
PORTFOLIO MANAGER                 TYPE OF ACCOUNT MANAGED                  ACCOUNTS       ASSETS                     FEE
--------------------------     --------------------------------            ---------  ---------------          -----------------
Timothy A. Palmer              Registered Investment Company                   3      $   2.3 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                 18      $ 452.0 million                 0

Jose ("Tony") A. Rodriguez     Registered Investment Company                   5      $ 970.8 million                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                  0                    0                 0

Jay L. Rosenberg               Registered Investment Company                   1      $ 647.1 million                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                  3      $  38.0 million                 0

Linda M. Sauber                Registered Investment Company                   2      $ 350.0 million                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                  0                    0                 0

Allen D. Steinkopf             Registered Investment Company                   1      $ 813.8 million                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                 12      $   1.0 million                 0

Catherine M. Stienstra         Registered Investment Company                  10      $   1.9 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                 12      $ 658.0 million                 0

John G. Wenker                 Registered Investment Company                   5      $   1.3 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                  3      $  38.0 million                 0

Douglas J. White               Registered Investment Company                   8      $   1.3 billion                 0
                               Other Pooled Investment Vehicles                0                    0                 0
                               Other Accounts                                 11      $ 170.4 million                 0

Howard Williams                Registered Investment Company                   1      $   1.6 billion                 0
                               Other Pooled Investment Vehicles                2      $   1.6 billion                 0
                               Other Accounts                                  1      $  58.3 million                 0


------------

* The information provided is as of February 15, 2006.



** The information provided is as of March 6, 2006.



      The Funds' portfolio managers often manage multiple accounts. The Advisor has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.


JP MORGAN SIMILAR ACCOUNTS

      The International Fund's sub-advisor, JP Morgan, and its portfolio managers manage other accounts with similar investment objectives and strategies as the International Fund ("Similar Accounts"), which raises potential conflicts of interest. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

      Responsibility for managing the sub-advisor's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

      The sub-advisor may receive more compensation with respect to certain Similar Accounts than that received with respect to the International Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the sub-advisor or the International Fund's portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the sub-advisor could be viewed as having a conflict of interest to the extent that the sub-advisor or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the sub-advisor's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the sub-advisor may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The sub-advisor may be perceived as causing accounts it manages to participate in an offering to increase the sub-advisor's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the sub-advisor manages accounts that engage in short sales of securities of the type in which the International Fund invests, the sub-advisor could be seen as harming the performance of the International Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

      The sub-advisor has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

      Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the sub-advisor's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the sub-advisor may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

      Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the sub-advisor attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the sub-advisor so that fair and equitable allocation will occur over time.

OWNERSHIP

      The following table indicates as of October 31, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each Fund they manage. For purposes of this table, the following letters indicate the range listed next to each letter:


A - $0
B - $1 - $10,000
C - $10,001 - $50,000
D - $50,001 - $100,000
E - $100,001 - $500,000
F - $500,001 - $1,000,000
G - More than $1 million

                                                                                                         OWNERSHIP IN FUND
 PORTFOLIO MANAGER                             FUND                           OWNERSHIP IN FUND               COMPLEX
--------------------      ------------------------------------------------    -----------------          -------------------
Andrew R. Adams           Small Cap Select Fund                                      C                          C

Karen L. Bowie            Small Cap Value Fund                                       C                          D

Gerald C. Bren            Equity Income Fund                                         A                          G

Anthony R. Burger         Large Cap Select Fund                                      A                          A
                          Small-Mid Cap Core Fund                                    A

David A. Chalupnik        Balanced Fund                                              A                          E
                          Large Cap Select Fund                                      A
                          Small-Mid Cap Core Fund                                    A
                          Strategy Aggressive Growth Allocation Fund                 A
                          Strategy Growth Allocation Fund                            A
                          Strategy Growth & Income Allocation Fund                   A
                          Strategy Income Allocation Fund                            A

David R. Cline            Balanced Fund                                              A                          E
                          Strategy Aggressive Growth Allocation Fund                 A
                          Strategy Growth Allocation Fund                            A
                          Strategy Growth & Income Allocation Fund                   A
                          Strategy Income Allocation Fund                            A

James A. Diedrich*        Mid Cap Growth Opportunities Fund                          A                          A

Christopher L. Drahn      California Intermediate Tax Free Fund                      A                          E
                          California Tax Free Fund                                   A
                          Colorado Intermediate Tax Free Fund                        A
                          Colorado Tax Free Fund                                     A
                          Intermediate Tax Free Fund                                 A
                          Minnesota Intermediate Tax Free Fund                       A
                          Minnesota Tax Free Fund                                    A
                          Missouri Tax Free Fund                                     A
                          Nebraska Tax Free Fund                                     A
                          Ohio Tax Free Fund                                         A
                          Oregon Intermediate Tax Free Fund                          A
                          Short Tax Free Fund                                        A

Kevin V. Earley           Large Cap Value Fund                                       D                          E
                          Mid Cap Value Fund                                         D

Jeffrey J. Ebert          Intermediate Term Bond Fund                                A                          E
                          Total Return Bond Fund                                     A

James Fisher              International Fund                                         A                          A

Walter A. French          Equity Index Fund                                          C                          D
                          Mid Cap Index Fund                                         A
                          Small Cap Index Fund                                       A

David A. Friar            Equity Index Fund                                          C                          C
                          Mid Cap Index Fund                                         A
                          Small Cap Index Fund                                       A

John T. Fruit             High Income Bond Fund                                      A                          C

Harold R. Goldstein       Large Cap Growth Opportunities Fund                        A                          C
                          Mid Cap Growth Opportunities Fund                          A

Thomas A. Gunderson       Large Cap Growth Opportunities Fund                        B                          E

                                                                                                         OWNERSHIP IN FUND
 PORTFOLIO MANAGER                             FUND                           OWNERSHIP IN FUND               COMPLEX
--------------------      ------------------------------------------------    -----------------          -------------------
                          Mid Cap Growth Opportunities Fund                          C

Michael S. Hamilton       California Intermediate Tax Free Fund                      A                          D
                          California Tax Free Fund                                   A
                          Ohio Tax Free Fund                                         A
                          Oregon Intermediate Tax Free Fund                          A

Gregory A. Hanson**       High Income Bond Fund                                      A                          E

Douglas P. Hedberg        High Income Bond Fund                                      C                          E

Cori B. Johnson           Equity Income Fund                                         A                          E

Mark S. Jordahl           Strategy Aggressive Growth Allocation Fund                 A                          F
                          Strategy Growth Allocation Fund                            A
                          Strategy Growth & Income Allocation Fund                   A
                          Strategy Income Allocation Fund                            A

Wan-Chong Kung            Core Bond Fund                                             A                          E
                          Inflation Protected Securities Fund                        A
                          Intermediate Government Bond Fund                          A
                          Intermediate Term Bond Fund                                A
                          Total Return Bond Fund                                     A

Thomas A. Mahowald        Large Cap Select Fund                                      A                          C

Robert S. McDougall       Small Cap Growth Opportunities Fund                        B                          C

Sean A. McLeod            Small Cap Growth Opportunities Fund                        C                          D

Brent D. Mellum           Large Cap Value Fund                                       D                          E
                          Mid Cap Value Fund                                         D

Chris J. Neuharth         Core Bond Fund                                             C                          E
                          Short Term Bond Fund                                       A
                          Total Return Bond Fund                                     A
                          U.S. Government Mortgage Fund                              A

Marie A. Newcome          Short Term Bond Fund                                       A                          C

Jason J. O'Brien          U.S. Government Mortgage Fund                              A                          D

Timothy A. Palmer         Core Bond Fund                                             A                          C
                          Total Return Bond Fund                                     A

Jose A. Rodriguez         Balanced Fund                                              A                          E
                          Strategy Aggressive Growth Allocation Fund                 A
                          Strategy Growth Allocation Fund                            A
                          Strategy Growth & Income Allocation Fund                   A
                          Strategy Income Allocation Fund                            A

Jay L. Rosenberg          Real Estate Securities Fund                                A                          B

Linda M. Sauber           Inflation Protected Securities Fund                        A                          C
                          Intermediate Government Bond Fund                          A

Allen D. Steinkopf        Small Cap Select Fund                                      B                          C

Catherine M. Stienstra    Arizona Tax Free Fund                                      A                          E
                          Colorado Intermediate Tax Free Fund                        A
                          Colorado Tax Free Fund                                     A

                                                                                                         OWNERSHIP IN FUND
 PORTFOLIO MANAGER                             FUND                           OWNERSHIP IN FUND               COMPLEX
--------------------      ------------------------------------------------    -----------------          -------------------
                          Intermediate Tax Free Fund                                 A
                          Nebraska Tax Free Fund                                     A
                          Short Tax Free Fund                                        A
                          Tax Free Fund                                              A

John G. Wenker            Real Estate Securities Fund                                C                          F

Douglas J. White          Arizona Tax Free Fund                                      A                          E
                          Minnesota Intermediate Tax Free Fund                       A
                          Minnesota Tax Free Fund                                    A
                          Missouri Tax Free Fund                                     A
                          Tax Free Fund                                              A

Howard Williams           International Fund                                         A                          A


-------------

* The information provided is as of February 15, 2006.



** The information provided is as of March 6, 2006.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

      Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Advisor or, in the case of International Fund, its sub-advisor (the "Sub-advisor").

      In selecting a broker-dealer to execute securities transactions, the Advisor and the Sub-advisor considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. Subject to the satisfaction of its obligation to seek best execution, other factors the Advisor may consider include a broker-dealer's access to initial public offerings and the nature and quality of any brokerage and research products and services the broker-dealer provides. However, the Advisor may cause the Funds to pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as "paying up"). However, the Advisor may cause the Funds to pay up in recognition of the value of brokerage and research products and services provided to the Advisor by the broker-dealer. The broker-dealer may directly provide such products or services to the Advisor or purchase them form a third party and provide them to the Advisor. In such cases, the Funds are in effect paying for the brokerage and research products and services in so-called "soft-dollars". However, the Advisor will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research products and services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the managing its accounts.

      The types of research products and services the Advisor receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, interest rate forecasts, and other services that assist in the investment decision making process. Research products and services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Advisor by, or through, broker-dealers.

      The research products and services the Advisor receives from broker-dealers are supplemental to, and do not necessarily reduce, the Advisor's own normal research activities. As a practical matter, however, it would be impossible for the Advisor to generate all of the information presently provided by broker-dealers. The expenses of the Advisor would be materially increased if they attempted to generate such additional information through their own staffs. To the extent that the Advisor could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Advisor are relieved of expenses that they might otherwise bear when such services are provided by broker-dealers.

      As a general matter, the brokerage and research products and services the Advisor receive from broker-dealers are used to service all of their respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions. For example, equity commissions may pay for brokerage and research products and services utilized in managing fixed income accounts.

      In some cases, the Advisor may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record keeping, administration or marketing. In such cases, the Advisor will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, the Advisor has a conflict of interest in making such decisions.

      Many of the Funds' portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds typically deal with market makers unless it appears that better price and execution are available elsewhere.

      It is expected that International Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commission paid in connection with most such foreign stock transactions generally is higher than negotiated commissions on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

      Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

      The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor, Sub-advisor or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

      When two or more clients of the Advisor or Sub-advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by the Advisor or Sub-advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

      The following table sets forth the aggregate brokerage commissions paid by certain of the Funds during the fiscal years ended September 30, 2003, September 30, 2004 and September 30, 2005:

                                                        FISCAL YEAR           FISCAL YEAR           FISCAL YEAR
                                                          ENDED                 ENDED                 ENDED
                                                     SEPTEMBER 30, 2003    SEPTEMBER 30, 2004     SEPTEMBER 30, 2005
Balanced Fund                                        $   1,209,854            $  699,188           $   811,832
Equity Income Fund                                       1,599,002               627,481             1,126,863
Equity Index Fund                                          106,468                18,920               109,576
International Fund                                       3,266,765             3,526,517             1,367,458
Large Cap Growth Opportunities Fund                      2,054,359             4,165,004             3,036,867
Large Cap Select Fund (1)                                  193,295               408,905               840,943
Large Cap Value Fund                                     3,559,560             3,641,378             1,763,095
Mid Cap Growth Opportunities Fund                        5,799,998             6,991,583             4,430,753
Mid Cap Index Fund                                          41,878                48,208                61,378
Mid Cap Value Fund                                       1,418,759             1,260,801             1,649,571
Real Estate Securities Fund                                577,285             1,607,319             2,052,623
Small Cap Growth Opportunities Fund                      3,674,486             6,041,255             3,018,573
Small Cap Index Fund                                        56,515                50,093               112,213
Small Cap Select Fund                                    6,052,886             6,712,486             4,672,315
Small Cap Value Fund                                     1,277,578             1,163,671             1,335,463
Small-Mid Cap Core Fund                                    758,602               364,167               776,570
Core Bond Fund                                                  --                24,670                 9,126
High Income Bond Fund                                        2,261                 2,057                    26
Inflation Protected Securities Fund (2)                          *                                         335
Intermediate Government Bond Fund (3)                           --                 1,900                   172
Intermediate Term Bond Fund                                     --                16,394                 6,001
Short Term Bond Fund                                            --                 2,625                     0
Total Return Bond Fund                                          --                 3,251                   309
U.S. Government Mortgage Fund                                   --                 2,971                 1,010
Arizona Tax Free Fund                                           --                    --                    --
California Intermediate Tax Free Fund                           --                    --                    --
California Tax Free Fund                                        --                    --                    --
Colorado Intermediate Tax Free Fund                             --                    --                    --
Colorado Tax Free Fund                                          --                    --                    --
Intermediate Tax Free Fund                                      --                    --                    --
Minnesota Intermediate Tax Free Fund                            --                    --                    --
Minnesota Tax Free Fund                                         --                    --                    --
Missouri Tax Free Fund                                          --                    --                    --
Nebraska Tax Free Fund                                          --                    --                    --
Ohio Tax Free Fund                                              --                    --                    --
Oregon Intermediate Tax Free Fund                               --                    --                    --
Short Tax Free Fund (3)                                         --                    --                    --
Tax Free Fund                                                   --                    --                    --

---------
*    Fund was not in operation during this fiscal year.

--   No commissions paid.

(1)  Commenced operations on January 31, 2003.

(2)  Commenced operations October 1, 2004.

(3)  Commenced operations on October 25, 2002.

      The following table sets forth the aggregate brokerage commissions paid by Equity Funds during the fiscal period ended October 31, 2005. The amounts are for a one month period because, effective October 1, 2005, the Equity Funds' fiscal year end changed from September 30 to October 31.


                                                        FISCAL PERIOD
                                                            ENDED
                                                      OCTOBER 31, 2005
Balanced Fund                                          $    53,025
Equity Income Fund                                          10,278
Equity Index Fund                                            3,350
International Fund                                          39,022
Large Cap Growth Opportunities Fund                        162,103
Large Cap Select Fund                                       63,119
Large Cap Value Fund                                        49,469
Mid Cap Growth Opportunities Fund                          334,630
Mid Cap Index Fund                                           5,775
Mid Cap Value Fund                                         167,006

                                                        FISCAL PERIOD
                                                            ENDED
                                                      OCTOBER 31, 2005
Real Estate Securities Fund                                197,775
Small Cap Growth Opportunities Fund                        214,229
Small Cap Index Fund                                         5,778
Small Cap Select Fund                                      467,923
Small Cap Value Fund                                       227,723
Small-Mid Cap Core Fund                                     86,232

      The following table sets forth the value of transactions executed with, and commissions paid to, broker-dealers selected by the Advisor in part because of research products or services provided during the fiscal year ended September 30, 2005.


                                                                                      RELATED BROKERAGE(1)
                                                           TRANSACTIONS(1)                COMMISSION
                                                           ---------------            ---------------------
Balanced Fund                                               $ 13,090,060                  $  654,503
Equity Income Fund                                            19,961,920                     998,096
Large Cap Growth Opportunities Fund                           57,244,160                   2,862,208
Large Cap Select Fund                                         13,100,740                     655,037
Large Cap Value Fund                                          30,647,260                   1,532,363
Mid Cap Growth Opportunities Fund                             75,382,880                   3,769,144
Mid Cap Value Fund                                            29,334,460                   1,466,723
Real Estate Securities Fund                                   36,110.380                   1,805,519
Small Cap Growth Opportunities Fund                           46,946,580                   2,347,329
Small Cap Select Fund                                         81,273,300                   4,063,665
Small Cap Value Fund                                          22,955,980                   1,147,799
Small - Mid Cap Core Fund                                      8,751,180                     437,559


------------
(1) Amount includes commissions paid to and brokerage transactions placed with certain broker-dealers that provide brokerage and research products and services and unbundled full service execution services.

The following table sets forth the value of transactions executed with, and commissions paid to, broker-dealers selected by the Advisor in part because of research products or services provided during the fiscal period ended October 31, 2004. The amounts are for a one month period because the Equity Fund's fiscal year end changed from September 30 to October 31, effective October 31, 2005.


                                                                                      RELATED BROKERAGE(1)
                                                           TRANSACTIONS(1)                COMMISSION
                                                           ---------------            ---------------------
Balanced Fund                                                $   957,420                  $  47,871
Equity Income Fund                                               205,560                     10,278
Large Cap Growth Opportunities Fund                            2,922,240                    146,112
Large Cap Select Fund                                          1,179,660                     58,983
Large Cap Value Fund                                             985,280                     49,264
Mid Cap Growth Opportunities Fund                              5,902,540                    295,127
Mid Cap Value Fund                                             3,181,680                    159,084
Real Estate Securities Fund                                    3,552,900                    177,645
Small Cap Growth Opportunities Fund                            3,271,540                    163,577
Small Cap Select Fund                                          7,563,940                    378,197
Small Cap Value Fund                                           3,790,960                    189,548
Small - Mid Cap Core Fund                                         90,800                      4,540


-----------------
(1) Amount includes commissions paid to and brokerage transactions placed with certain broker-dealers that provide brokerage and research products and services and unbundled full service execution services.

      At September 30, 2005, certain Funds held the securities of their "regular brokers or dealers" as follows:



                            REGULAR BROKER OR DEALER                AMOUNT OF SECURITIES
FUND                          ISSUING SECURITIES                       HELD BY FUND (000)      TYPE OF SECURITIES
Balanced Fund                Bank of America                               $   8,412        Equity Securities
                             Goldman Sachs                                     8,518        Equity Securities
                             Lehman Brothers                                   5,802        Equity Securities
                             Alex Brown/Deutsche Bank                            558        Corporate Obligations
                             Bear Stearns                                        209        Corporate Obligations
                             Bank of America                                   2,287        Corporate Obligations
                             Citigroup\Smith Barney                            1,858        Corporate Obligations
                             JP Morgan                                         1,795        Corporate Obligations
                             Merrill Lynch                                     1,448        Corporate Obligations
                             Morgan Stanley                                      644        Corporate Obligations

Equity Income                Bank of America                               $  32,816        Equity Securities
                             Citigroup/Smith Barney                           36,979        Equity Securities
                             Goldman Sachs                                    17,522        Equity Securities
                             JP Morgan                                        24,360        Equity Securities
                             Merrill Lynch                                    15,234        Equity Securities
                             Morgan Stanley                                   11,138        Equity Securities

Equity Index                 Bank of America/Montgomery                    $  34,288        Equity Securities
                             Bear Stearns                                      2,370        Equity Securities
                             Citigroup/Smith Barney                           47,329        Equity Securities
                             Goldman Sachs                                    10,930        Equity Securities
                             J,P. Morgan Chase                                24,124        Equity Securities
                             Lehman Brothers                                   6,412        Equity Securities
                             Merrill Lynch                                    11,510        Equity Securities
                             Morgan Stanley                                   11,782        Equity Securities

Large Cap Growth             Goldman Sachs                                 $  17,905        Equity Securities
Opportunities
                             Lehman Brothers Holdings                          7,918        Equity Securities

Large Cap Select             Bank of America                               $  12,357        Equity Securities
                             Goldman Sachs                                    12,514        Equity Securities
                             Lehman Brothers                                   8,524        Equity Securities

Large Cap Value              Bank of America                               $  35,796        Equity Securities
                             Citigroup                                        26,357        Equity Securities
                             Goldman Sachs                                    24,421        Equity Securities
                             Lehman Brothers Holdings                         24,448        Equity Securities
                             Merrill Lynch                                    13,281        Equity Securities

Mid Cap Growth               Bear Stearns                                  $  16,829        Equity Securities
Opportunities

Mid Cap Value                Bear Stearns                                  $  14,271        Equity Securities

Core Bond                    Alex Brown/Deutsche Bank                      $   8,232        Corporate Obligations
                             Bank of America                                  27,831        Corporate Obligations
                             Citigroup/Smith Barney                           13,651        Corporate Obligations
                             JP Morgan                                        35,584        Corporate Obligations
                             Merrill Lynch                                    25,573        Corporate Obligations
                             Morgan Stanley                                   14,830        Corporate Obligations

Inflation Protected          Deutsche Bank                                 $     404        Corporate Obligations
Securities
                             Goldman Sachs                                       487        Corporate Obligations

Intermediate Term Bond       Alex Brown/Deutsche Bank                      $   5,708        Corporate Obligations
                             Bank of America                                  17,445        Corporate Obligations
                             CS First Boston                                  13,354        Corporate Obligations
                             Goldman Sachs                                    19,216        Corporate Obligations
                             J. P. Morgan                                     18,511        Corporate Obligations
                             Merrill Lynch                                    19,698        Corporate Obligations
                             Morgan Stanley                                    1,896        Corporate Obligations

Short Term Bond              Bank of America                               $   7,160        Corporate Obligations
                             Bear Stearns                                     10,804        Corporate Obligations

                            REGULAR BROKER OR DEALER                 AMOUNT OF SECURITIES
FUND                          ISSUING SECURITIES                       HELD BY FUND (000)     TYPE OF SECURITIES
                             Citigroup                                         6,543        Corporate Obligations
                             Credit Suisse/First Boston                        7,490        Corporate Obligations
                             Merrill Lynch                                    11,702        Corporate Obligations

Total Return Bond            Alex Brown/Deutsche Bank                      $   2,152        Corporate Obligations
                             Bank of America/Montgomery                        4,256        Corporate Obligations
                             Citigroup/Smith Barney                            5,835        Corporate Obligations
                             J. P. Morgan Chase                               12,656        Corporate Obligations

U.S. Government Mortgage     Bank of America                               $     981        Corporate Obligations
                             J.P. Morgan Chase                                 3,415        Corporate Obligations
                             Morgan Stanley                                    2,357        Corporate Obligations



      At October 31, 2005, certain Equity Funds held the securities of their "regular brokers or dealers" as shown in the following table. The amounts are for a one month period because, effective October 1, 2005, the Equity Funds' fiscal year end changed from September 30 to October 31.



                            REGULAR BROKER OR DEALER                 AMOUNT OF SECURITIES
FUND                          ISSUING SECURITIES                       HELD BY FUND (000)     TYPE OF SECURITIES
Balanced                     Bank of America                                $  8,740         Equity Securities
                             Goldman Sachs                                     7,680         Equity Securities
                             Lehman Brothers                                   5,961         Equity Securities
                             Alex Brown/Deutsche Bank                            546         Corporate Obligations
                             Bank of America                                   2,065         Corporate Obligations
                             Bear Stearns                                        206         Corporate Obligations
                             Citigroup/Smith Barney                            2,939         Corporate Obligations
                             Greenwich Capital Markets                           871         Corporate Obligations
                             JP Morgan                                           947         Corporate Obligations
                             Merrill Lynch                                     1,360         Corporate Obligations
                             Morgan Stanley                                      609         Corporate Obligations

Equity Income                Bank of America                                $ 34,094         Equity Securities
                             Citigroup/Smith Barney                           39,906         Equity Securities
                             Goldman Sachs                                    18,244         Equity Securities
                             JP Morgan                                        26,291         Equity Securities
                             Merrill Lynch                                    16,076         Equity Securities
                             Morgan Stanley                                   11,235         Equity Securities
                             State Street Global Markets                      23,670         Equity Securities

Equity Index                 Bank of America/Montgomery                     $ 35,218         Equity Securities
                             Bear Stearns                                      2,257         Equity Securities
                             Citigroup/Smith Barney                           47,052         Equity Securities
                             Goldman Sachs                                    11,225         Equity Securities
                             J. P. Morgan Chase                               25,739         Equity Securities
                             Lehman Brothers                                   6,512         Equity Securities
                             McDonald/Keybanc                                  2,610         Equity Securities
                             Merrill Lynch                                    12,008         Equity Securities
                             Morgan Stanley                                   11,748         Equity Securities
                             State Street Global Markets                       3,848         Equity Securities

Large Cap Growth             Goldman Sachs                                  $ 22,857         Equity Securities
Opportunities
                             Lehman Brothers Holdings                          8,135         Equity Securities

Large Cap Select             Bank of America                                $ 13,165         Equity Securities
                             Goldman Sachs Group                              11,569         Equity Securities
                             Lehman Brothers Holdings                          8,980         Equity Securities

Large Cap Value              Bank of America                                $ 37,191         Equity Securities
                             Citigroup                                        26,507         Equity Securities
                             Goldman Sachs Group                              25,383         Equity Securities
                             Lehman Brothers Holdings                         25,118         Equity Securities
                             Merrill Lynch                                    14,015         Equity Securities

Mid Cap Growth               Bear Stearns                                   $ 28,400         Equity Securities
Opportunities

Mid Cap Value                Bear Stearns                                  $  15,995         Equity Securities

                                  CAPITAL STOCK

      Each share of each Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

      Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FAIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

      As of December 5, 2005, the directors and officers of FAIF as a group owned less than one percent of each Fund's outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y      CLASS R
                                           -------      -------       -------      -------      -------
TAX FREE FUND

PIPER JAFFRAY FOR THE SOLE BENEFIT         40.18%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    65.03%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

NFS LLC FEBO                                                           7.95%
IONE R DILLEY TTEE
KENNETH P KELLEY REVOC TRUST
U/A 4/8/97
13731 HICKMAN RD # 3202
URBANDALE IA 50323-2197

BAND & CO                                                                          88.23%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

WASHINGTON & CO                                                                     6.53%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MINNESOTA TAX FREE FUND

PIPER JAFFRAY FOR THE SOLE BENEFIT         57.63%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y      CLASS R
                                           -------      -------       -------      -------      -------
WELLS FARGO INVESTMENTS                     9.21%
608 SECOND AVENUE SOUTH 8TH FL
MINNEAPOLIS MN 554021916

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    56.42%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

US BANCORP INVESTMENTS INC.                                            7.25%
100 SOUTH 5TH ST. SUITE 1400
MINNEAPOLIS MN 55402-1217

BAND &CO                                                                           87.02%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT                                                  6.68%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

HIGH INCOME BOND FUND

PIPER JAFFRAY FOR THE SOLE BENEFIT         23.11%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                      12.09%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    57.96%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND & CO                                                                          70.94%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                    16.28%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                            12.12%
PO BOX 1787
MILWAUKEE WI 53201-1787

MG TRUST                                                                                        71.28%
MCCARTNEY LAW FIRM PC
700 17TH ST STE 300
DENVER CO 80202-3531

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y      CLASS R
                                           -------      -------       -------      -------      -------
US BANCORP ASSET MANAGEMENT                                                                     28.72%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

SMALL CAP VALUE FUND

PIPER JAFFRAY FOR THE SOLE BENEFIT         18.80%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                  7.13%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT                      18.98%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    44.69%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                            6.98%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                                       33.44%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

CAPINCO                                                                            23.9%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                                         18.17%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                          14.82%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                     8.65%
PO BOX 1787
MILWAUKEE WI 53201-1787

SYMETRA INVESTMENT SERVICES INC                                                                 51.15%
CUST FBO SOUNDVIEW INSURANCE AGENCY
ATTN RETIREMENT SERVICES SC-04
777 108TH AVE NE STE 1200
BELLEVUE WA  98004-5135

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
SYMETRA INVESTMENT SERVICES INC                                                                 36.82%
CUST FBO
PELTZER & ASSOCIATES
ATTN RETIREMENT SERVICES SC-04
777 108TH AVE NE STE 1200
BELLEVUE WA  98004-5135

SYMETRA INVESTMENT SERVICES INC                                                                  7.46%
FBO FIRST NATIONAL BANK & TRUST
ATTN RETIREMENT SERVICES SC-04
777 108TH AVE NE STE 1200
BELLEVUE WA  98004-5135

CALIFORNIA INTERMEDIATE TAX FREE FUND

US BANCORP INVESTMENTS INC.                 9.84%
60 LIVINGSTON AVENUE
SAINT PAUL MN 55107-2292

ROBERT W BAIRD & CO INC                     5.94%
777 E WISCONSIN AVE
MILWAUKEE WI  53202-5300

US BANCORP INVESTMENTS INC.                 5.45%
100 SOUTH 5TH ST SUITE 1400
MINNEAPOLIS MN 55402-1217

US BANCORP INVESTMENTS INC.                 5.08%
60 LIVINGSTON AVENUE
SAINT PAUL MN 55107-2292

BAND & CO                                                                          80.74%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON &  CO                                                                   18.18%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

OREGON INTERMEDIATE TAX FREE FUND

US BANCORP INVESTMENTS INC.                 9.82%
60 LIVINGSTON AVENUE
SAINT PAUL MN 55107-2292

PIPER JAFFRAY FOR THE SOLE BENEFIT          6.68%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

WILLIAM L MAIN WARING                       6.14%
1090 SOUTHRIDGE PL S
SALEM OR 97302-5947

ATWELL & CO                                 6.04%
PO BOX 2044
PECK SLIP STATION
NEW YORK NY 10036

WASHINGTON &  CO                                                                   50.19%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
BAND & CO                                                                          47.77%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

EQUITY INCOME FUND

PIPER JAFFRAY FOR THE SOLE BENEFIT                       6.38%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    62.42%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                            23.80%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                          38.05%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                    33.90%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                            17.78%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                                          8.18%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MR RON SEIDLE FBO                                                                               34.20%
RON SEIDLE CHEVROLET 401K
1141 E MAIN ST
CLARION PA 16214-1209

ANNETTE BURKARD FBO                                                                             20.57%
NABERS PONTIAC GMC BUICK &
CADILLAC 401K
2600 HARBOR BLVD
COSTA MESA CA 92626-5228

VICTOR COVARRUBIAS MARY K MAIN                                                                  14.60%
FBO
VICTOR BUICK-GMC TRUCK INC 401K
2525 WARDLOW RD
CORONA CA 92882-2873

OFI TRUST CO FBO                                                                                 9.50%
DOMINGO VARA CHEVROLET 401K
8011 I-H 35 S
SAN ANTONIO TX 78224-1336

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
MR BRAD JOSEPH FBO                                                                              7.83%
OLIVER C JOSEPH INC 401K
223 W MAIN ST
BELLEVILLE IL 62220-1503

INTERMEDIATE TAX FREE FUND

UNIFIED TRUST COMPANY NA                    7.37%
OMNIBUS TRUST
2353 ALEXANDRIA DR STE 100
LEXINGTON KY 40504-3208

BAND & CO                                                                          50.70%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                    41.29%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                             7.74%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CORE BOND FUND

PIPER JAFFRAY FOR THE SOLE BENEFIT         13.22%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND & CO                                  12.07%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                  8.29%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                     5.63%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    43.55%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                            21.04%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                          57.23%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
CAPINCO                                                                            15.04%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                    11.69%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                                          9.17%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                                        5.81%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

MG TRUST                                                                                        91.60%
SHUMATE TRI-CITY LLC
700 17TH ST STE 300
DENVER CO 80202-3531

US BANCORP ASSET MANAGEMENT                                                                      5.85%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

INTERMEDIATE TERM BOND FUND

MUGGS & CO                                 19.94%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT         14.86%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND & CO                                                                          45.82%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                            27.76%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                    18.48%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                                          6.08%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

SHORT TERM BOND FUND

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
PIPER JAFFRAY FOR THE SOLE BENEFIT          9.88%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND & CO                                                                          47.32%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                            31.77%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON &  CO                                                                   17.68%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

LARGE CAP VALUE FUND

PIPER JAFFRAY FOR THE SOLE BENEFIT         20.94%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

CAPINCO                                     9.10%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                  6.75%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT                      15.56%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    57.88%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND & CO                                                                          34.57%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                                       25.86%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

CAPINCO                                                                            25.31%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
WASHINGTON &  CO                                                                   7.45%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                         5.93%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PERSHING LLC                                                                                    64.52%
PO BOX 2052
JERSEY CITY NJ  07303-2052

MG TRUST CO CUST FBO                                                                            19.45%
METALOGIC INC
700 17TH ST STE 300
DENVER CO 80202-3531

US BANCORP ASSET MANAGEMENT                                                                     16.03%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MID CAP VALUE FUND

UNIFIED TRUST COMPANY NA                   11.43%
OMNIBUS TRUST
2353 ALEXANDRIA DR STE 100
LEXINGTON KY 40504-3208

PIPER JAFFRAY FOR THE SOLE BENEFIT          8.59%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

UNIFIED TRUST COMPANY NA OMNIBUS            7.77%
2353 ALEXANDRIA DR STE 100
LEXINGTON KY 40504-3208

PIPER JAFFRAY FOR THE SOLE BENEFIT                      17.12%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    24.01%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                             8.10%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BEAR STEARNS SECURITIES CORP                                           5.70%
1 METROTECH CENTER NORTH
BROOKLYN NY 11201-3870

CAPINCO                                                                            36.48%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
BAND & CO                                                                          21.14%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK TR                                                                         16.98%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

WASHINGTON &  CO                                                                   15.17%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                          7.99%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

GREENWOOD CHEVROLET 401K PL                                                                     17.80%
GREG GREENWOOD TTEE
4695 MAHONING AVE
YOUNGSTOWN OH  44515-1614

DONALD BONANDER FBO                                                                             15.14%
BONANDER GROUP 401K SERVICES
231 S CENTER ST
TURLOCK CA 95380-4918

LINDA J WILCZYNSKI FBO                                                                           7.67%
MASTER TILE INC 401K
1205 W LINCOLN HWY
MERRILLVILLE IN 46410-5319

MG TRUST COMPANY CUST, FBO                                                                       7.25%
CR RESTAURANT, INC.
700 17TH ST STE 300
DENVER CO 80202-3531

DOUGLASS J CORRIGAN TTEE                                                                         5.19%
S&J CHEVROLET INC 401K
18605 STUDEBAKER RD
CERRITOS CA  90703-5330

GSEC L P                                                                                        5.01%
30 HUDSON ST
JERSEY CITY NJ  07302-4600

EQUITY INDEX FUND

MUGGS & CO                                 12.83%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                  11.00%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT         10.16%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
PIPER JAFFRAY FOR THE SOLE BENEFIT                       17.50%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    30.73%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                            18.80%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                                         28.65%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                          24.71%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                            17.64%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON &  CO                                                                   13.10%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANK CUST                                                                       10.89%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

MG TRUST CO CUST FBO                                                                            16.38%
MARTIN AUTOMOTIVE GROUP INC 401K
700 17TH ST STE 300
DENVER CO 80202-3531

GREENWOOD CHEVROLET 401K PL                                                                     14.30%
GREG GREENWOOD TTEE
4695 MAHONING AVE
YOUNGSTOWN OH 44515-1614

MR CLIFFORD P DIVER JR                                                                           8.78%
MS CHRISTINE C MCCARTY FBO
CP DIVER CHEVROLET-OLDS INC 401K
1215 COASTAL HWY
LEWES DE 19958-1717

MR TIMOTHY SEALE FBO                                                                             7.96%
TOM CLARK CHEVROLET INC 401K PLAN
1063 LONG RUN RD
MCKEESPORT PA 15132-7445

MG TRUST CO CUST FBO                                                                             5.88%
CARMEL ARCHITECTURAL SALES 401K P
700 17TH ST STE 300
DENVER CO 80202-3531

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
WILKINS BUIK ISUZU INC 401K PL                                                                  5.58%
PHYLLIS WOHARD TTEE
6913 RITCHIE HWY
GLEN BURNIE MD 21061-2313

BALANCED FUND

MUGGS & CO                                  9.77%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT          8.36%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        10.44%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                            63.25%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    19.81%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                                         84.78%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                             9.37%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANCORP ASSET MANAGEMENT                                                                    100.00%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MINNESOTA INTERMEDIATE TAX FREE FUND

PIPER JAFFRAY FOR THE SOLE BENEFIT         29.00%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND AND CO                                                                        89.95%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
WASHINGTON &  CO                                                                    5.68%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

COLORADO INTERMEDIATE TAX FREE FUND

U.S. BANCORP INVESTMENTS INC. 15.27%
60 LIVINGSTON AVENUE
ST PAUL MN 55107-2292

PIPER JAFFRAY FOR THE SOLE BENEFIT          8.44%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

ATWELL & CO                                 6.60%
PO BOX 2044
PECK SLIP STATION
NEW YORK NY 10038

BAND AND CO                                                                        72.28%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

WASHINGTON &  CO                                                                   24.31%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

SMALL-MID CAP CORE FUND

PIPER JAFFRAY FOR THE SOLE BENEFIT         16.85%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                 14.08%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CHARLES SCHWAB & CO INC                    12.47%
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

FIDELITY INVESTMENTS INSTL OPS CO           8.88%
AGENT FOR CERTAIN EMPLOYEE PLN
100 MAGELLAN WAY
COVINGTON KY 41015-1999

PIPER JAFFRAY FOR THE SOLE BENEFIT                        16.83%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
PIPER JAFFRAY FOR THE SOLE BENEFIT                                    40.47%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

UBS FINANCIAL SERVICES INC. FBO                                       8.20%
B.P. LESTER AND REGINA JOHN
FOUNDATION
1000 SW VISTA AVE APT 116
PORTLAND OR 97205-1131

MUGGS & CO                                                                         50.02%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

WASHINGTON &  CO                                                                   17.82%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                          16.72%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                            15.29%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

INTERNATIONAL FUND

PIPER JAFFRAY FOR THE SOLE BENEFIT         22.93%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                 13.73%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                     7.80%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT                        23.75%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    48.56%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                             8.28%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
CAPINCO                                                                            50.07%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-178

BAND & CO                                                                          26.72%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

WASHINGTON &  CO                                                                   15.01%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANCORP ASSET MANAGEMENT                                                                     96.81%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

REAL ESTATE SECURITIES FUND

UNIFIED TRUST COMPANY NA                   22.60%
OMNIBUS TRUST
2353 ALEXANDRIA DR STE 100
LEXINGTON KY 40504-3208

NFS LLC FEBO                               16.44%
PREMIER TRUST FMT/FIRST AMER REA
FIRST MERCANTILE TRUST CO TTEE
ATTN:  FUNDS MGMT
57 GERMANTOWN CT FL 4
CORDOVA TN  38018

LASALLE BANK NATIONAL ASSOCIATION           9.42%
PO BOX 1443
CHICAGO IL  60690-1443

CHARLES SCHWAB & CO INC                     7.72%
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERTY ST
SAN FRANCISCO CA 94104-4122

PIPER JAFFRAY FOR THE SOLE BENEFIT                         6.02%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    25.73%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                             7.66%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                          38.23%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
CAPINCO                                                                            26.49%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

WASHINGTON &  CO                                                                   18.32%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                          5.93%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MG TRUST CO CUST FBO                                                                            51.56%
VICTOR REINZ VALVE SEALS LLC
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                                            13.92%
STEVE GILMAN
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                                             8.61%
KEMKO INC
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                                             8.35%
CYMSTAR RET PLAN
700 17TH ST STE 300
DENVER CO 80202-3531

INTERMEDIATE GOVERNMENT BOND FUND

US BANCORP INVESTMENTS INC                 18.94%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                 14.93%
60 LIVINGSTON AVE
MINNEAPOLIS MN 55402-1217

US BANCORP INVESTMENTS INC                  8.93%
60 LIVINGSTON AVE
MINNEAPOLIS MN 55402-1217

US BANCORP INVESTMENTS INC                  5.91%
60 LIVINGSTON AVE
MINNEAPOLIS MN 55402-1217

PIPER JAFFRAY FOR THE SOLE BENEFIT          5.69%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

WASHINGTON &  CO                                                                   60.46%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                          20.67%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
CAPINCO                                                                             9.86%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANK CUST                                                                        8.61%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55101-2672

ARIZONA TAX FREE FUND

PIPER JAFFRAY FOR THE SOLE BENEFIT         68.36%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    48.25%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

WILLIAM BLAIR & CO LLC                                                15.29%
LEE H BROWN
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

PERSHING LLC                                                           9.32%
PO BOX 2052
JERSEY CITY NJ 07303-2052

LPL FINANCIAL SERVICES                                                 7.68%
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA 92121-1968

BAND & CO                                                                          58.78%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                    27.14%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                            13.39%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CALIFORNIA TAX FREE FUND

US BANCORP INVESTMENTS INC                 10.22%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
PIPER JAFFRAY FOR THE SOLE BENEFIT          9.18%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

US BANCORP INVESTMENTS INC                  8.38%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                            22.28%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    21.40%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

US BANCORP INVESTMENTS INC                                            18.00%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                            14.92%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                             8.99%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

BAND & CO                                                                          83.28%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                    14.52%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

COLORADO TAX FREE FUND

PIPER JAFFRAY FOR THE SOLE BENEFIT         35.76%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

US BANCORP INVESTMENTS INC                 12.98%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                  5.97%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    65.50%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
BAND & CO                                                                          92.84%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                     6.02%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

NEBRASKA TAX FREE FUND

UBATCO & CO                                18.32%
ATTN TRUST OPERATIONS
PO BOX 82535
LINCOLN NE 68501-2535

RICHARD H WARMAN                           14.01%
TOD
4641 N 56TH ST
LINCOLN NE  68504-1716

RBC DAIN RAUSCHER FBO                      13.80%
J. JOHN GRAINGER
2929 VAN DORN ST
LINCOLN NE 68502-4261

PIPER JAFFRAY FOR THE SOLE BENEFIT         13.44%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    40.06%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PERSHING LLC                                                          16.76%
PO BOX 2052
JERSEY CITY NJ 07303-2052

US BANCORP INVESTMENTS INC                                             6.59%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                             6.46%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

NFS LLC FEBO                                                          6.43%
HAROLD A RICE
18202 NICHOLAS RD
PLATTSMOUTH NE  68048-7338

BAND & CO                                                                          84.52%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                     7.49%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
CAPINCO                                                                             6.48%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

SHORT TAX FREE FUND

US BANCORP INVESTMENTS INC                 12.64%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                  8.97%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                  7.23%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

WASHINGTON & CO                                                                    64.20%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                          28.56%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                             6.91%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

TOTAL RETURN BOND FUND

CAPINCO                                     5.95%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                  5.27%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT                         9.77%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    75.03%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND & CO                                                                          63.08%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                    20.55%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
CAPINCO                                                                            15.95%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                                         56.17%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANCORP ASSET MANAGEMENT                                                                     35.40%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MG TRUST                                                                                         8.43%
CIRCLE & SQUARE INC
700 17TH ST STE 300
DENVER CO 80202-3531

INFLATION PROTECTED SECURITIES FUND

BAND & CO                                  15.24%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANCORP INVESTMENTS INC                 12.12%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                  7.66%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                            14.60%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                            12.76%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

PIPER JAFFRAY FOR THE SOLE BENEFIT                                     9.31%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

US BANCORP INVESTMENTS INC                                             8.37%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                             6.28%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                             6.28%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                             5.27%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
BAND AND CO                                                                        62.34%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                            26.82%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

WASHINGTON &  CO                                                                    9.80%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANCORP ASSET MANAGEMENT                                                                    100.00%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

LARGE CAP GROWTH OPPORTUNITIES FUND

PIPER JAFFRAY FOR THE SOLE BENEFIT         16.38%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                  8.08%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                     6.90%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT                         8.23%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    48.09%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                             8.45%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                          39.15%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                            25.53%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
WASHINGTON &  CO                                                                   21.67%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                          6.98%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANK CUST                                                                        5.90%
US BANCORP CAP
U/A 01-01-1984

60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

MG TRUST CO CUST FBO                                                                            99.72%
DELTA MEDIX PC
700 17TH ST STE 300
DENVER CO  80202-3531

MID CAP GROWTH OPPORTUNITIES FUND

PIPER JAFFRAY FOR THE SOLE BENEFIT         12.91%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

CAREY & CO                                  8.75%
7 EASTON OVAL
COLUMBUS OH  43219-6010

INVESTORS BANK & TRUST FBO                  5.01%
VARIOUS RETIREMENT PLANS
4 MANHATTANVILLE RD
PURCHASE NY  10577-2139

MUGGS & CO                                 5.01%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT                        9.25%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                            28.98%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    22.49%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

CAPINCO                                                                            32.68%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
WASHINGTON &  CO                                                                   21.75%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                          18.12%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MUGGS & CO                                                                         14.56%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANK CUST                                                                        8.63%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

NABAN & CO                                                                                      38.31%
MERCHANTS TRUST CO
PO BOX 1476
MUNCIE IN  47308-1476

NABANK & CO                                                                                     33.33%
PO BOX 2180
TULSA OK  74101-2180

SMALL CAP GROWTH OPPORTUNITIES FUND

CHARLES SCHWAB & CO INC                    19.77%
FOR THE EXCLUSIVE BENEFIT OF ITS
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

UMB BANK NA                                15.81%
J P MORGAN RETIREMENT PLAN
SERVICES
FERRELL GAS 401 (K) INVESTMENT  PLAN
U/A 08/01/1999
9300 WARD PKWY
KANSAS CITY MO 64114-3317

PIPER JAFFRAY FOR THE SOLE BENEFIT                        5.22%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                     41.34%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

CAPINCO                                                                            47.91%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
BAND & CO                                                                           23.21%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                                         7.68%
US BANCORP CAP
U/A 01-01-1984

180 5TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

KENNEBURT & CO                                                                       5.91%
FBO EXPEDITER OMNIBUS
C/O AMSOUTH BANK
ATTN MUTUAL FUND UNIT
PO BOX 12365
BIRMINGHAM AL 35202-2365

WASHINGTON &  CO                                                                     5.76%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MG TRUST                                                                                        80.31%
FBO BK GIULINI CORP
700 17TH ST STE 300
DENVER CO 80202-3531

US BANCORP ASSET MANAGEMENT                                                                     19.69%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

SMALL CAP SELECT FUND

PIPER JAFFRAY FOR THE SOLE BENEFIT         15.15%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                 11.39%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

JP MORGAN CHASE BANK CUST                   5.26%
FBO MARITZ INVESTMENT PLAN
% JP MORGAN RETIREMENT PLAN SVCS
9300 WARD PKWY
KANSAS CITY MO  64114-3317

PIPER JAFFRAY FOR THE SOLE BENEFIT                      11.56%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    43.75%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003



                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
MUGGS & CO                                                             8.29%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                                                            30.31%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                    24.00%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                          21.00%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                                         13.13%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANK CUST                                                                        9.61%
US BANCORP CAP
U/A 01-01-1984

180 5TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

MG TRUST CO AGENT TTEE                                                                          25.93%
FRONTIER TRUST CO
LANDMARK HEALTHCARE INC 401K SA
PO BOX 10699
FARGO ND 58106-0699

M DEAN PATTERSON LLC FBO                                                                        17.59%
PATTERSON MANAGEMENT CO 401K PSP
101 PLEASANT VALLEY BLVD
ALTOONA PA  16602-6412

MG TRUST CO CUST FBO                                                                            16.55%
PROFESSIONAL GROUP PLANS INC
700 17TH ST STE 300
DENVER CO  80202-3531

MR ROBERT J MURPHY JR FBO                                                                       8.41%
ASSIGNED COUNSEL INC 401K
950 WEST VALLEY RD SUITE 2600
WAYNE  PA  19087-1824

OLAFE GJOVIK FBO                                                                                5.05%
GJOVIK CHEV-BUICK-PONTIAC-GMC INC
2780 RTE 34 EAST # 401K
SANDWICH IL  60548-1904

MID CAP INDEX FUND

MUGGS & CO                                 19.41%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

CAPINCO                                    7.51%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
PIPER JAFFRAY FOR THE SOLE BENEFIT          7.22%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                      7.86%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    14.61%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                             7.93%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                          40.01%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                            26.96%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                    17.05%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                                         15.01%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MG TRUST CO CUST FBO                                                                            57.36%
CARMEL ARCHITECTURAL SALES 401K P
700 17TH STE 300

DENVER CO 80202-3531

MG TRUST                                                                                        18.32%
REDGRAVE & ROSENTHAL LLP
700 17TH STE 300

DENVER CO 80202-3531

MG TRUST CO TTEE                                                                                12.28%
CYMSTAR RET PLAN
700 17TH STE 300

DENVER CO 80202-3531

SMALL CAP INDEX FUND

MUGGS & CO                                 40.04%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI  53201-1787

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
PIPER JAFFRAY FOR THE SOLE BENEFIT         11.75%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

FIRST CLEARING LLC CUST                                  10.61%
LISA M JENSEN TRUST
LISA M JENSEN TRUSTEE
411 FREMEREY CT
DANVILLE CA 94506-2006

PIPER JAFFRAY FOR THE SOLE BENEFIT                        8.68%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                                    27.64%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                            11.09%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

BAND & CO                                                                          39.61%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                            26.64%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                    19.41%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                                         12.98%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

MG TRUST COMPANY CUST. FBO                                                                      83.83%
LAKELANDS ORTHOPAEDIC CLINIC, PA
700 17TH STE 300

DENVER CO 80202-3531

MG TRUST CO TTEE                                                                                 8.55%
CYMSTAR RET PLAN
700 17TH STE 300

DENVER CO 80202-3531

MG TRUST                                                                                         5.21%
SHUMATE TRI-CITY LLC
700 17TH STE 300
DENVER CO 80202-3531

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
U.S. GOVERNMENT MORTGAGE FUND

CAPINCO                                    23.34%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                  7.11%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT                                     78.06%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND & CO                                                                          74.24%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                            11.47%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                    11.08%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

DON STAPLEY FBO                                                                                 29.88%
FAIRWIND BUILDERS SAFE HARBOR
401K PLAN
805 S WHEATLEY ST STE 600
RIDGELAND MS  39157-5005

US BANCORP ASSET MANAGEMENT                                                                     28.58%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MG TRUST                                                                                        17.08%
CIRCLE & SQUARE  INC
700 17TH STE 300
DENVER CO 80202-3531

WELLS FARGO INVESTMENTS LLC                                                                     16.40%
625 MARQUETTE AVE S 13TH FLOOR
MINNEAPOLIS MN  55402-2308

MG TRUST CO CUST FBO                                                                             8.06%
METALOGIC INC
700 17TH STE 300

DENVER CO 80202-3531

MISSOURI TAX FREE FUND

U.S. BANCORP INVESTMENTS INC.                                          56.71%
100 SOUTH FIFTH STREET SUITE 1400

MINNEAPOLIS MN 55402-1217

U.S. BANCORP INVESTMENTS INC. 100                                      14.18%
SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
PIPER JAFFRAY FOR THE SOLE BENEFIT                                      9.69%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

FIRST CLEARING LLC                                                      8.55%
FBO ANDRESS KERNICK INT
ERVI TRUST DTD 7/1/92
10750 WHEAT FIRST DR
ST LOUIS MO 63131

U.S. BANCORP INVESTMENTS INC.                                           5.79%
60 LIVINGSTON AVE
SAINT PAUL MN  55107-2292

BAND & CO                                                                          81.73%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                    15.78%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

OHIO TAX FREE FUND

U.S. BANCORP INVESTMENTS INC.               30.00%
60 LIVINGSTON AVE
SAINT PAUL MN  55107-2292

NFSC LLC FEBO                               21.24%
FIRST FINANCIAL BANK
CASH ACCOUNT
ATTN TRUST OPERATIONS
PO BOX 476
HAMILTON OH 45012-0476

U.S. BANCORP INVESTMENTS INC.                7.00%
60 LIVINGSTON AVE
MINNEAPOLIS MN 55402-1217

U.S. BANCORP INVESTMENTS INC.                6.86%
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

U.S. BANCORP INVESTMENTS INC.                6.77%
60 LIVINGSTON AVE
MINNEAPOLIS MN 55402-1217

U.S. BANCORP INVESTMENTS INC.                5.22%
60 LIVINGSTON AVE
MINNEAPOLIS MN 55402-1217

PERSHING LLC                                                           29.21%
PO BOX 2052
JERSEY CITY NJ  07303-2052

U.S. BANCORP INVESTMENTS INC.                                          28.72%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.                                          16.56%
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
PERSHING LLC                                                            9.46%
PO BOX 2052
JERSY CITY NJ  07303-2052

U.S. BANCORP INVESTMENTS INC.                                           5.69%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

BAND & CO                                                                           83.14%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                             13.82%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

LARGE CAP  SELECT FUND

BAND & CO                                  48.16%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT         5.55%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

LPL FINANCIAL SERVICES                                  15.36%
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA  92121-1968

PENSON FINANCIAL SERVICES, INC                           7.75%
1700 PACIFIC AVENUE
SUITE 1400

DALLAS TX  75201-4609

NFSC LLC FEBO                                            7.37%
CLARE M RELIHAN
1509 RICK FLETCHER CT
CHESAPEAKE VA 23321-1854

U.S. BANCORP INVESTMENTS INC.                            6.24%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

NFS LLC FEBO                                                           40.90%
MILLER STREET PARTNERSHIP
A PARTNERSHIP
PRADEEP KULKARNI
543 WEST MILLER STREET
SPRINGFIELD IL  62702-4978

PIPER JAFFRAY FOR THE SOLE BENEFIT                                     26.47%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

WILLIAM BLAIR & CO LLC                                                  8.40%
JERROLD J WEINSTEIN
222 WEST ADAMS STREET
CHICAGO IL  60606-5312

                                                           PERCENTAGE OF OUTSTANDING SHARES
                                           CLASS A      CLASS B       CLASS C      CLASS Y     CLASS R
                                           -------      -------       -------      -------     -------
RESOURCES TRUST COMPANY CUST                                            7.58%
JULIE G KERNS IRA
U/A 01/25/1999

PO BOX 5900
DENVER CO 80217-5900
BAND & CO                                                                           56.26%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                             27.95%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                                     14.90%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MG TRUST CO CUST FBO                                                                            93.31%
STEVEN GILMAN
700 17TH ST STE 300
DENVER CO  80202-3531

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

      The public offering price of the shares of a Fund generally equals the Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds' Prospectuses. The public offering price of the Class A Shares of the Equity Funds as of October 31, 2005 and the public offering price of the Class A Shares of the Bond Funds and Tax Free Funds as of September 30, 2005 was as set forth below. Please note that the public offering prices of Class B, Class C, Class Y and Class R Shares are the same as net asset value since no sales charges are imposed on the purchase of such shares.


                                                  PUBLIC OFFERING PRICE
                   FUND                                 CLASS A
---------------------------------------------     -----------------------
Balanced Fund                                             $ 11.93
Equity Income Fund                                          14.47
Equity Index Fund                                           23.90
International Fund                                          12.71
Large Cap Growth Opportunities Fund                         29.48
Large Cap Select Fund                                       15.13
Large Cap Value Fund                                        20.70
Mid Cap Growth Opportunities Fund                           43.14
Mid Cap Index Fund                                          14.31
Mid Cap Value Fund                                          25.44
Real Estate Securities Fund                                 22.67
Small Cap Growth Opportunities Fund                         24.12
Small Cap Index Fund                                        14.94
Small Cap Select Fund                                       16.22
Small Cap Value Fund                                        17.29
Small-Mid Cap Core Fund                                      8.50
Core Bond Fund                                              11.64
High Income Bond Fund                                        9.83
Inflation Protected Securities Fund                         10.57
Intermediate Government Bond Fund                            8.45
Intermediate Term Bond Fund                                 10.22
Short Term Bond Fund                                        10.16
Total Return Bond Fund                                      10.63
U.S. Government Mortgage Fund                               11.00
Arizona Tax Free Fund                                       11.69
California Intermediate Tax Free Fund                       10.59
California Tax Free Fund                                    11.74
Colorado Intermediate Tax Free Fund                         10.99

                                                  PUBLIC OFFERING PRICE
                   FUND                                 CLASS A
---------------------------------------------     -----------------------
Colorado Tax Free Fund                                      11.80
Intermediate Tax Free Fund                                  11.17
Minnesota Intermediate Tax Free Fund                        10.39
Minnesota Tax Free Fund                                     11.71
Missouri Tax Free Fund                                      12.68
Nebraska Tax Free Fund                                      11.05
Ohio Tax Free Fund                                          10.88
Oregon Intermediate Tax Free Fund                           10.30
Short Tax Free Fund                                         10.01
Tax Free Fund                                               11.59


      The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.

      On October 31, 2005, the net asset values per share for each class of shares of the Equity Funds were calculated as follows.


                                                                                      SHARES            NET ASSET
                                                              NET ASSETS            OUTSTANDING      VALUE PER SHARE
                                                            --------------         ------------      ----------------
BALANCED FUND
   Class A                                                  $  112,556,587         $  9,983,189          $ 11.27
   Class B                                                      19,409,104            1,735,596            11.18
   Class C                                                       4,787,208              426,606            11.22
   Class R                                                           1,160                  103            11.29
   Class Y                                                     254,533,568           22,509,668            11.31

EQUITY INCOME FUND
   Class A                                                     171,998,410           12,580,522            13.67
   Class B                                                      21,003,318            1,547,546            13.57
   Class C                                                      15,312,840            1,126,434            13.59
   Class R                                                         417,537               30,564            13.66
   Class Y                                                   1,169,267,336           84,973,475            13.76

EQUITY INDEX FUND
   Class A                                                     234,629,087           10,386,629            22.59
   Class B                                                      56,097,192            2,514,422            22.31
   Class C                                                      24,195,130            1,078,087            22.44
   Class R                                                       1,714,713               75,973            22.57
   Class Y                                                   1,882,516,431           83,359,292            22.58

INTERNATIONAL FUND
   Class A                                                      48,438,637            4,032,918            12.01
   Class B                                                       6,632,014              598,182            11.09
   Class C                                                       7,520,613              655,510            11.47
   Class R                                                           1,257                  105            11.94
   Class Y                                                   1,516,509,884          124,701,748            12.16

LARGE CAP GROWTH OPPORTUNITIES FUND
   Class A                                                     104,959,609            3,767,051            27.86
   Class B                                                      19,600,857              737,312            26.58
   Class C                                                      10,739,182              395,987            27.12
   Class R                                                         290,249               10,450            27.78
   Class Y                                                     849,193,933           29,651,918            28.64

LARGE CAP SELECT FUND
   Class A                                                       5,682,082              397,410            14.30

                                                                                      SHARES            NET ASSET
                                                              NET ASSETS            OUTSTANDING      VALUE PER SHARE
                                                            --------------         ------------      ----------------
   Class B                                                         573,215               40,583            14.12
   Class C                                                        180,157               12,746            14.13
   Class R                                                           1,776                  125            14.26
   Class Y                                                     341,060,872           23,803,339            14.33

LARGE CAP VALUE FUND
   Class A                                                     118,443,371            6,054,273            19.56
   Class B                                                      13,825,654              723,036            19.12
   Class C                                                       5,398,660              279,033            19.35
   Class R                                                           7,078                  362            19.55
   Class Y                                                     740,511,356           37,740,352            19.62

MID CAP GROWTH OPPORTUNITIES FUND
   Class A                                                  $  314,830,089         $  7,722,468           $40.77
   Class B                                                      14,586,320              382,646            38.12
   Class C                                                      15,434,510              391,193            39.46
   Class R                                                       5,502,108              135,477            40.61
   Class Y                                                   1,238,595,105           29,065,033            42.61

MID CAP INDEX FUND
   Class A                                                      14,318,271            1,059,201            13.52
   Class B                                                       3,484,958              262,393            13.28
   Class C                                                       3,387,491              254,258            13.32
   Class R                                                         131,453                9,753            13.48
   Class Y                                                     342,071,689           25,281,499            13.53

MID CAP VALUE
   Class A                                                      56,125,277            2,334,208            24.04
   Class B                                                       9,251,615              400,173            23.12
   Class C                                                       7,439,345              315,591            23.57
   Class R                                                         784,862               32,706            24.00
   Class Y                                                     598,427,659           24,785,231            24.14

REAL ESTATE SECURITIES FUND
   Class A                                                     133,338,994            6,224,874            21.42
   Class B                                                       4,419,716              209,090            21.14
   Class C                                                       4,668,895              220,096            21.21
   Class R                                                          56,785                2,628            21.61
   Class Y                                                     504,655,058           23,429,921            21.54

SMALL CAP GROWTH OPPORTUNITIES FUND
   Class A                                                      78,356,679            3,437,992            22.79
   Class B                                                       8,271,191              387,293            21.36
   Class C                                                       2,961,810              134,301            22.05
   Class R                                                           5,366                  236            22.75
   Class Y                                                     210,768,502            8,852,679            23.81

SMALL CAP INDEX FUND
   Class A                                                      10,067,232              713,109            14.12
   Class B                                                       1,498,040              108,883            13.76
   Class C                                                       2,068,007              148,993            13.88
   Class R                                                          22,570                1,615            13.97
   Class Y                                                     153,572,053           10,876,156            14.12

SMALL CAP SELECT
   Class A                                                     104,567,720            6,822,648            15.33
   Class B                                                      13,406,034              987,309            13.58
   Class C                                                      13,453,100              909,538            14.79
   Class R                                                         333,007               21,850            15.24
   Class Y                                                     682,088,329           42,477,024            16.06

                                                                                      SHARES            NET ASSET
                                                              NET ASSETS            OUTSTANDING      VALUE PER SHARE
                                                            --------------         ------------      ----------------
SMALL CAP VALUE FUND
   Class A                                                      46,467,266            2,843,812            16.34
   Class B                                                       8,913,582              586,851            15.19
   Class C                                                       4,589,793              298,200            15.39
   Class R                                                           3,716                  228            16.29
   Class Y                                                     348,165,908           20,954,860            16.62

SMALL-MID CAP CORE FUND
   Class A                                                  $  22,338,935          $  2,780,487           $ 8.03
   Class B                                                      10,053,813            1,424,972             7.06
   Class C                                                       4,253,451              552,985             7.69
   Class Y                                                      31,380,778            3,763,898             8.34


      On September 30, 2005, the net asset values per share for each class of shares of the Bond Funds and the Tax Free Funds were calculated as follows.


                                                                                      SHARES            NET ASSET
                                                              NET ASSETS            OUTSTANDING      VALUE PER SHARE
                                                            --------------         ------------      ----------------
CORE BOND FUND
   Class A                                                   $ 161,410,364         $ 14,475,938          $ 11.15
   Class B                                                      17,077,914            1,542,746            11.07
   Class C                                                       7,266,090              653,596            11.12
   Class R                                                          15,802                1,414            11.17
   Class Y                                                   1,725,849,675          154,814,342            11.15

HIGH INCOME BOND FUND
   Class A                                                      34,144,318            3,628,349             9.41
   Class B                                                       7,190,833              767,303             9.37
   Class C                                                      13,402,833            1,429,256             9.38
   Class R                                                           3,980                  418             9.53
   Class Y                                                     207,610,142           22,047,160             9.42

INFLATION PROTECTED SECURITIES FUND
   Class A                                                       6,917,033              683,272            10.12
   Class B                                                               0                    0                0
   Class C                                                         855,321               84,601            10.11
   Class R                                                           1,048                  103            10.13
   Class Y                                                     269,412,082           26,595,028            10.13

INTERMEDIATE GOVERNMENT BOND FUND
   Class A                                                       1,969,533              238,555             8.26
   Class Y                                                      69,349,398            8,400,897             8.25

INTERMEDIATE TERM BOND FUND
   Class A                                                      48,426,344            4,846,835             9.99
   Class R                                                                                    0                0
   Class Y                                                   1,074,623,803          107,895,260             9.96

SHORT TERM BOND FUND
   Class A                                                      97,862,903            9,857,377             9.93
   Class R
   Class Y                                                     625,392,130           62,964,991             9.93

TOTAL RETURN BOND FUND
   Class A                                                      19,113,060            1,878,373            10.18
   Class B                                                       4,394,528              433,448            10.14
   Class C                                                       2,858,133              282,371            10.12
   Class R                                                           3,021                  295            10.23
   Class Y                                                     278,776,883           27,408,422            10.17

                                                                                      SHARES            NET ASSET
                                                              NET ASSETS            OUTSTANDING      VALUE PER SHARE
                                                            --------------         ------------      ----------------
U.S. GOVERNMENT MORTGAGE FUND
   Class A                                                  $   24,504,337         $  2,328,160          $ 10.53
   Class B                                                       7,926,206              751,920            10.54
    Class C                                                      6,584,794              627,962            10.49
   Class R                                                           2,608                  248            10.51
   Class Y                                                     158,229,685           15,028,957            10.53

ARIZONA TAX FREE FUND
   Class A                                                       9,547,147              853,324            11.19
   Class C                                                       1,627,954              145,676            11.18
   Class Y                                                      14,035,202            1,253,880            11.19

CALIFORNIA INTERMEDIATE TAX FREE FUND
   Class A                                                       3,945,885              381,090            10.35
   Class Y                                                      49,291,778            4,751,534            10.37

CALIFORNIA TAX FREE FUND
   Class A                                                      11,887,667            1,057,410            11.24
   Class C                                                       3,068,191              272,667            11.25
   Class Y                                                      19,555,960            1,738,889            11.25

COLORADO INTERMEDIATE TAX FREE FUND
   Class A                                                      13,425,464            1,249,476            10.74
   Class Y                                                      34,562,218            3,224,306            10.72

COLORADO TAX FREE FUND
   Class A                                                       8,362,255              740,232            11.30
   Class C                                                       3,423,399              303,568            11.28
   Class Y                                                       8,362,631              739,034            11.32

INTERMEDIATE TAX FREE FUND
   Class A                                                      34,657,950            3,174,472            10.92
   Class Y                                                     641,141,276           58,830,834            10.90

MINNESOTA INTERMEDIATE TAX FREE FUND
   Class A                                                      32,326,218            3,183,010            10.16
   Class Y                                                     197,250,354           19,515,427            10.11

MINNESOTA TAX FREE FUND
   Class A                                                     106,782,895            9,525,978            11.21
   Class C                                                       9,841,345              881,215            11.17
   Class Y                                                      46,470,352            4,150,233            11.20

MISSOURI TAX FREE FUND
   Class A                                                      30,188,587            2,486,370            12.14
   Class C                                                         190,001               15,682            12.12
   Class Y                                                     151,709,647           12,488,980            12.15

NEBRASKA TAX FREE FUND
   Class A                                                       7,135,573              674,389            10.58
   Class C                                                       1,565,097              149,063            10.50
   Class Y                                                      32,417,977            3,064,385            10.58

OHIO TAX FREE FUND
   Class A                                                         988,228               94,795            10.42
   Class C                                                         174,498               16,913            10.32
   Class Y                                                      41,103,628            3,939,687            10.43

                                                                                      SHARES            NET ASSET
                                                              NET ASSETS            OUTSTANDING      VALUE PER SHARE
                                                            --------------         ------------      ----------------
OREGON INTERMEDIATE TAX FREE FUND
   Class A                                                       9,356,226              929,419            10.07
   Class Y                                                     133,613,252           13,268,063            10.07

SHORT TAX FREE FUND
   Class A                                                  $    4,102,685         $    419,679          $  9.78
   Class Y                                                     329,647,021           33,717,817             9.78

TAX FREE FUND
   Class A                                                      38,205,050            3,443,113            11.10
   Class C                                                       2,712,384              245,482            11.05
   Class Y                                                     436,302,793           39,278,523            11.11


                                    TAXATION

      Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

      With respect to a Fund's investments in U.S. Treasury inflation protected securities and other inflation protected securities that accrue inflation into their principal value, the Fund will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. The Fund will be required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

      If one of the Tax Free Funds disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

      Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

      When a Fund lends portfolio securities to a borrower as described above in "Lending of Portfolio Securities," payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

      It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of gross income from investment securities.

      Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale of exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution. Furthermore, if a shareholder of any of the Tax-Free Funds receives an exempt-interest dividend from such fund and then disposes of his or her shares in such fund within six months after acquiring them, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend.


      For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see "Managing Your Investment -- Exchanging Shares" in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Class A, Class B or Class C Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other Fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.


      Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.


      A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes or (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.


      The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.


      With respect to the Minnesota Intermediate Tax Free Fund and the Minnesota Tax Free Fund, the 1995 Minnesota Legislature enacted a statement of intent (codified at Minn. Stat. Section 289A.50, subdivision 10) that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. To the knowledge of the Minnesota Intermediate Tax Free Fund and the Minnesota Tax Free Fund, courts in only two states have addressed whether a state's exemption of interest on its own bonds or those of its political subdivisions, but not of interest on the bonds of other states or their political subdivisions, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. A court in Ohio decided in 1994 that the Ohio law was not unconstitutional, but the Kentucky Court of Appeals held early in 2006 that the Kentucky law violated the Commerce Clause. The Funds cannot predict the likelihood that interest on the Minnesota bonds held by the Funds would become taxable for Minnesota income tax purposes under Section 289A.50, subdivision 10.


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

                             REDUCING SALES CHARGES

CLASS A SALES CHARGE

      Sales charges on the purchase of Class A shares can be reduced through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

      QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made by an investor, the investor's spouse or domestic partner, and the investor's dependent children when it calculates the sales charge.

      For each Fund, the sales charge discount will be determined by adding (i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A, Class B and Class C shares of any other First American fund (other than a money market fund) or any fund managed by Country Capital Management Company that you are concurrently purchasing, plus (iii) the current net asset value of Class A, Class B and Class C shares of the Fund or any other First American fund (other than a money market fund) or fund managed by Country Capital Management Company that you already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. If the purchase price of shares that the investor owns is higher than their current net asset value, the investor may receive credit for this higher purchase price instead, but only if the investor notifies the Fund of this request in advance in writing and provides written records of the original purchase price.

      LETTER OF INTENT: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A, Class B or Class C shares in the Funds, other First American funds (other than money market funds), or funds managed by Country Capital Management Company, over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds' custodian to hold a percentage equal to the Funds' maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

      The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

      A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days. Absent complete and current notification from the investor or from his or financial institution to the Fund, the investor may not realize the benefit of a reduced sales charge.

SALES OF CLASS A SHARES AT NET ASSET VALUE

      General. The Class A, B and C share prospectuses for the Funds set forth the categories of investors eligible to purchase Class A shares without a sales charge. Included among those investors are the following persons who may purchase Class A shares of Equity Income Fund, Mid Cap Growth Opportunities Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, and International Fund at net asset value without a sales charge if they purchase from a COUNTRY Fund representative:

   - shareholders of any COUNTRY Fund on or before March 1, 2002, who have continuously owned shares of any COUNTRY Fund since that date. Shareholders will be deemed to have "continuously owned shares" if they exchange shares of another COUNTRY Fund series or reinvest the proceeds of redemption from another COUNTRY Fund series within 60 days of redemption. Former shareholders of the COUNTRY Money Market Fund may satisfy these requirements by a continuous investment in the First American Prime Obligations Fund.

   - shareholders who purchased Class Y or Class A shares with a waiver of the sales charge since March 1, 2002 and who have continuously owned such shares since.

   - full-time employees, agents, employees of agents, retirees and directors (trustees), and members of their families (i.e., parent-in-law, parent, child, spouse, domestic partner, siblings, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Illinois Agricultural Association(R), the COUNTRY(R) Insurance & Financial Services group and their affiliated companies.

   -  shareholders investing through accounts at COUNTRY Trust Bank.

   - the Illinois Agricultural Association and its affiliates and all Illinois country Farm Bureaus(R).

      Purchases of $1 Million or More. Class A shares may be purchased without a sales charge by non-retirement accounts if the purchase, when aggregated with certain Class A, B and C share purchases as described in the Funds' Class A, B and C share prospectuses, totals $1 million or more. Your investment professional or financial institution may receive a commission equal to 1.00% on purchases of $1 million to $3 million, 0.50% on purchases in excess of $3 million up to $10 million, and 0.25% on purchases in excess of $10 million. Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund (the "Index Funds") may be used in the calculation to reach purchases of $1 million or more, but a commission is paid only on Class A shares of First American Funds other than the Index Funds. Note that your investment professional or financial institution will only receive a commission equal to the rate required by the actual investment (without taking into account aggregation). For example, if your aggregated investments, including your current investment, total $6 million, but your current investment equals $2 million, your investment professional or financial institution may receive a commission equal to 1.00% of $2 million. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months.


      Class A Shares may also be purchased without a sales charge by 401(k), 403(b) and 457 plans, and profit sharing and pension plans, which invest $1 million or more. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver. Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds' distributor to perform share distribution services may receive a commission on such sales of the Funds equal to 0.25% on purchases in excess of $10 million. If such a commission is paid, the plan will be assessed a contingent deferred sales charge (CDSC) of 0.25% if it sells the shares within 18 months. A commission is paid only on Class A shares of First American Funds other than the Index Funds.


REINVESTMENT RIGHT

      If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

             ADDITIONAL INFORMATION ABOUT PURCHASING CLASS Y SHARES

      As set forth in the Class Y share prospectuses, among those eligible to purchase Class Y shares are individual investors who have at least $5 million invested in the First American open-end funds. In determining whether the $5 million dollar threshold has been reached the net asset value of the First American open-end fund shares that are being purchased will be added to the current net asset value of any shares of the First American open-end funds that you already own. In addition, your purchase will be aggregated with shares held or being concurrently purchased by your spouse or domestic partner and your dependent children, and shares held by you or any of the foregoing persons in individual retirement, custodial or personal trust accounts. You must notify your investment professional or financial institution of your eligibility to purchase Class Y shares.




                  ADDITIONAL INFORMATION ABOUT REDEEMING SHARES

BY TELEPHONE

      A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.


      Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning Investor Services at 800 677-FUND. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The Funds may limit telephone redemption requests to an aggregate of $50,000 per day across the First American Fund family.



      In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrator nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrator and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrator examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrator subsequently sends confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrator and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.


BY MAIL

      Any shareholder may redeem Fund shares by sending a written request to the Administrator, shareholder servicing agent, financial institution or USBFS. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.

      Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

   - a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

   - a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

   - a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

   - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

   The Funds do not accept signatures guaranteed by a notary public.

      The Funds, the Administrator and USBFS have adopted standards for accepting signature from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds, the Administrator and USBFS reserve the right to amend these standards at any time without notice.

REDEMPTIONS BEFORE PURCHASE INSTRUMENTS CLEAR

      When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrator or USBFS is reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.

                              FINANCIAL STATEMENTS

      The financial statements of FAIF included in its Annual Report to shareholders for the fiscal year ended September 30, 2005 for all funds and for the fiscal period ended October 31, 2005 for Equity Funds are incorporated herein by reference.

                                   APPENDIX A

                                     RATINGS

      A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

      When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF LONG-TERM CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

      STANDARD & POOR'S

      AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

      MOODY'S

      Aaa: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

      A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

      Ba: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

      B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      FITCH

      AAA: Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA: Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A: Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB: Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investments grade category.

      BB: Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B: Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC, CC AND C: Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. CC ratings indicate that default of some kind appears probable, and C ratings signal imminent default.

      DDD, DD AND D: Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.

      The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

RATINGS OF MUNICIPAL NOTES

      STANDARD & POOR'S

      SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

      SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

      MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

      MIG 1/VMIG 1: This designation denotes the superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

      MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 2/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

      STANDARD & POOR'S

      Commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

      A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      MOODY'S

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: o Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      FITCH

      Fitch employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase F3 commercial paper.

      F1: Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      F2: Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3: Securities possess fair credit quality. This designation indicates that the capacity for timely payments of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

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

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

GENERAL PRINCIPLES


FAF Advisors, Inc. ("FAF Advisors") is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, FAF Advisors has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is FAF Advisors' duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, FAF Advisors also seeks to maximize total investment return for clients.



In the event of a sub-advisor, FAF Advisors delegates proxy voting to the sub-advisor who is responsible for developing and enforcing policies, which are reviewed regularly by FAF Advisors.



FAF Advisors' Investment Policy Committee, comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures and (2) monitoring the activities of FAF Advisors' Proxy Voting Administration Committee.


POLICIES AND PROCEDURES


Policies. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth FAF Advisors' positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS's policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions. In appropriate situations, a portfolio manager can initiate action to override a standard policy for a particular vote and such override will be subject to approval of the Investment Policy Committee.



Procedures. Responsibility for certain administrative aspects of proxy voting rests with the FAF Advisors' Proxy Voting Administration Committee. The Proxy Voting Administration Committee also supervises the relationship with an outside firm that assists with the process, ISS. This firm apprises FAF Advisors of shareholder meeting dates, forward proxy voting materials, provide FAF Advisors with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as FAF Advisors' proxy voting record keeper and generates reports on how proxies were voted.



Conflicts of Interest. As an affiliate of U.S. Bancorp, a large, multi-service financial institution, FAF Advisors recognizes that there are numerous situations wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.



Although FAF Advisors strongly believes that, regardless of such real or perceived conflicts of interest, it will vote proxies in its clients' best interests. By adopting ISS's policies and generally deferring to ISS's recommendations, FAF Advisors believes the risk related to conflicts will be minimized.


To further minimize this risk, the Investment Policy Committee has also reviewed ISS's conflict avoidance policy and has concluded that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

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


In the event the Proxy Voting Administration Committee determines that ISS faces a material conflict of interest with respect to a specific vote, the Proxy Voting Administration Committee will direct ISS how to vote. Before doing so, however, the Proxy Voting Administration Committee will confirm that FAF Advisors faces no material conflicts of the nature discussed above.


If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

      - Obtaining instructions from the affected clients on how to vote the proxy;


      - Disclosing the conflict to the affected clients and seeking their consent to permit FAF Advisors to vote the proxy;


      -     Voting in proportion to the other shareholders;

      - Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or

      -     Following the recommendation of a different independent third party.


In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify FAF Advisors' Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the FAF Advisors Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.


REVIEW AND REPORTS

On a regular basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters. The review will include:


      - Monitor proxy votes cast to ensure they are consistent with FAF Advisors policy.


      -     Ensure proxy votes are cast in a timely manner.

      - Ensure proxy ballots are sent to and received by ISS in a timely manner.

The Proxy Voting Administration Committee will report periodically to the Investment Policy Committee, including a review of all identified conflicts and how they were addressed. These reports will include all funds, including those that are sub-advised.

With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

VOTE DISCLOSURE TO SHAREHOLDERS

The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First American Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the First American Fund mutual funds by calling a toll free number (1-800-677-3863).


FAF Advisors' separately managed account clients can contact their relationship manager for more information on FAF Advisors' policies and the proxy voting record for their account.


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


The information that will be available includes, name of issuer; ticker/CUSIP; shareholder meeting date; description of item and FAF Advisors' vote.


ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

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

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

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

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

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